UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025
PROXY STATEMENT
Accelerating Rural Opportunities

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
2100 Pennsylvania Avenue, NW
Suite 450N
Washington, DC 20037

TO HOLDERS OF FARMER MAC
VOTING COMMON STOCK
April 16, 2025
Dear Farmer Mac Stockholder:
The Board of Directors of the Federal Agricultural Mortgage Corporation ("Farmer Mac") is pleased to invite you to attend Farmer Mac's 2025 Annual Meeting of Stockholders to be held on Thursday, May 15, 2025, at 8:00 a.m. eastern daylight time at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue, NW, Washington, DC 20037. We request any stockholder who wants to attend the meeting in person to register by May 13, 2025 by sending an email to ir@farmermac.com with "Farmer Mac Meeting Registration" in the subject line. Individuals who attend the meeting in person should arrive early to allow time to get through security. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.
We hope you will be able to attend the meeting and suggest you read the Notice of Annual Meeting and Proxy Statement for information about Farmer Mac and the Annual Meeting of Stockholders. We have also enclosed Farmer Mac's 2024 Annual Report. Although the Annual Report is not proxy soliciting material, we suggest you read it for more information about Farmer Mac. Please complete, sign, date, and return a proxy card at your earliest convenience to help us establish a quorum and avoid the cost of further solicitation. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. If you plan to attend the meeting, please so indicate on the enclosed proxy card.

Sincerely,
Lowell L. Junkins
Board Chair

2025 PROXY STATEMENT
PROXY STATEMENT SUMMARY

Our Mission for Agriculture, Infrastructure, and Rural America

Farmer Mac proudly serves as a company driven by its mission to increase the accessibility of financing to provide vital liquidity for American agriculture and rural infrastructure. Created by Congress, Farmer Mac offers a secondary market that provides liquidity to our nation’s agricultural and infrastructure businesses, supporting a vibrant and strong rural America. We offer a wide range of solutions to help meet financial institutions’ growth, liquidity, risk management, and capital relief needs across markets, including agriculture, agribusiness, broadband infrastructure, power and utilities, and renewable energy. Farmer Mac also serves as a critical investment tool for states, counties, municipalities, pension funds, banks, public trust funds, and credit unions by offering investment opportunities that provide diversification in their investment portfolios, issuance structure flexibility, and a competitive return on their investment dollars.
Farmer Mac's record 2024 performance reflects our unique position to facilitate competitive access to financing that fuels growth, innovation, and prosperity in America's rural and agricultural communities. Our broad range of products and solutions addresses the sweeping scope and ever-changing needs of America's agricultural and infrastructure finance businesses.

Financial Results[1]	Capital	Quarterly Dividends

17% Return on Equity in 2024			$97.85 Book Value per Share (12/31/2024)		7% Year-over-Year Dividend Increase
Meeting Agenda Voting Matters				Meeting and Voting Information

Proposal 1	ELECTION OF DIRECTORS	☑ For	Page 11	Date and Time 8:00 AM EDT May 15, 2025	Webcast & Teleconference Information Dial-In: 1-800-836-8184 Webcast: https://www.farmermac.com/investors/events-presentations/ Record Date March 24, 2025
Proposal 2	SELECTION OF INDEPENDENT AUDITOR	☑ For	Page 64
Proposal 3	ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC’S NAMED EXECUTIVE OFFICERS	☑ For	Page 65	Location Third Floor Conference Room Farmer Mac Headquarters 2100 Pennsylvania Avenue, NW Washington, DC 20037

[1] Core earnings and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income and a reconciliation of net effective spread to GAAP net interest income, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 21, 2025.

Even if you plan to attend our 2025 Annual Meeting of Stockholders in person, please read this Proxy Statement with care and vote right away by returning your proxy card by mail.
This summary highlights information contained elsewhere in this Proxy Statement. The summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.

I

2025 PROXY STATEMENT

Board Structure

15 Members	5 elected by Class A Stockholders (banks and other financial institutions)

5 elected by Class B Stockholders (Farm Credit System institutions)

5 appointed by U.S. President (includes Board Chair)

Board Committee Structure & Composition

Committee	Audit	Business Development & Business Strategy	Corporate Governance	Credit	Enterprise Risk	Finance	Human Capital & Compensation	Public Policy & Corporate Social Responsibility
Number of meetings Held in 2024	11	4	11	5	5	5	5	4
% Attendance	97%	100%	99%	100%	97%	100%	93%	96%
Board Members	Engebretsen	Faivre*	Davidson	Davidson	Culver	Engebretsen*	Culver	Culver*
	McKissack	Gales	Junkins*	Gales*	Junkins	Gales	Davidson**	Faivre
	Plagge	Johnson	McKissack	Plagge**	Plagge	Johnson	Engebretsen	Junkins
	Sexton**	Riel**	Sexton	Shaw	Shaw	McKissack**	Faivre	Riel
	Stones*	Shaw	Ware	Stones	Ware	Sexton	Riel	Stones**
			Wilcher**		Wilcher*		Ware*	Wilcher
* Chair or Acting Chair	** Vice Chair

Director Independence	Board Qualifications & Skills
Farmer Mac seeks Board members who have the qualities, background, skills, and experience that reflect expertise related to the company's business, strategy, and material risks from a variety of perspectives. The variety of backgrounds, skills, experiences, and perspectives of the members enables the Board to provide effective oversight of the strategic direction, operations, and risk management of Farmer Mac and to establish effective governance practices.

Strategic Planning Experience
14
Executive
12
Service on Other Boards
12
Accounting or Financial Reporting Experience
10
Agricultural Finance, Capital Markets, Financial Investment, or Lending
10
Agricultural Production
10
Risk Assessment, Management, and Control
10
Human Capital Management, including Talent Development
9
Cybersecurity Oversight or Information Technology
7
Governmental, Political, or Public Policy
7
Marketing or Public Relations
7
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14

II

2025 PROXY STATEMENT

Best Practices

Our Board and management compensation is structured to align with stockholder interests		Farmer Mac is committed to creating a safe and supportive working environment

Executive officers and Board members receive Class C Non-Voting Common Stock as compensation		Equal employment opportunity and anti-harassment policy
Designed to foster a long-term, performance-oriented culture		Annual Code of Conduct training	Comprehensive Employee Manual
Executive officer incentive compensation tied to key performance metrics:		Whistleblower hotline	Cybersecurity policy
Core Earnings Before Credit	Business Volume	Generous benefit and employee welfare programs

Total Revenues	Net Charge-Offs
Our governance practices promote Board effectiveness and stockholder interests
Ratio of Substandard Assets to Regulatory Capital	90-Day Delinquencies

Compliance with Applicable Capital Requirements
See "Compensation Governance Highlights" on page IV for more information		Annual election of 10 directors
Separate CEO and Board Chair roles to provide additional independent oversight
Our Board reviews its composition for the right mix of experience and skills		Annual review of composition of all committees for relevant representation of backgrounds and skills

Directors complete annual self-evaluations of Board, and members of the Audit, Human Capital & Compensation, Corporate Governance, and Enterprise Risk Committees complete annual self-evaluations of those committees

Focus on individuals with a variety of backgrounds and experiences who have a broad perspective

Demonstrated record of accomplishment as leaders of agricultural, rural infrastructure, or other relevant business entities; as agricultural, rural infrastructure, or commercial lenders; or as accountants, auditors, or other finance-related professionals
Limited number of outside directorships for all Board members
Insider trading policy prohibits any director or employee from engaging in pledging and specified hedging activities in Farmer Mac’s securities

III

2025 PROXY STATEMENT

Compensation Governance Highlights

Farmer Mac’s stock ownership policy aligns the interests of officers and directors with those of Farmer Mac’s stockholders and promotes sound corporate governance and a long-term perspective in managing Farmer Mac.

Stock Ownership Policy for Company Officers and Directors

Title	Minimum Ownership Requirement
Chief Executive Officer	3 times annual salary
Executive Vice President	2 times annual salary
Senior Vice President	annual salary base
Vice President	half of annual salary base
Non-Employee Director	2 times annual cash retainer

Clawback Policy for Executive Officers
Our clawback policy is consistent with SEC and NYSE requirements, which allows us to recover incentive compensation from current or former executive officers for an accounting restatement, termination of employment for cause, or an incorrect calculation of a financial measure used to determine the value or amount of incentive compensation.

99% of the votes cast by Farmer Mac’s stockholders in 2024 supported the compensation of the named Executive Officers.
Compensation Philosophy adopted to maintain a compensation program that fosters a performance-oriented, results-based culture where compensation varies based on the business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns.

Attract, retain, and reward employees with the skills required to accomplish Farmer Mac’s business objectives
Align with Farmer Mac’s business processes, such as business planning, performance management, succession planning, and risk management
Pay for performance by linking significant compensation to increased stockholder value and the attainment of established corporate performance goals
Provide accountability and incentives for achievement of those objectives
Properly balance Farmer Mac’s risk profile with both annual and long-term incentives
Reward employees for accomplishments in leadership and strategic performance in areas that can be significant drivers of long-term stockholder value

Long-Term Incentive Compensation

Below we describe the forms of long-term incentive compensation we use for our named executive officers, their weighting, performance periods, how the payouts are determined, and why we use them.
Long-Term Incentive Form	Mix	Vesting / Performance Period	How Payouts Are Determined	Why We Use Them
Time-Based Restricted Stock Units (RSUs)	50%	1/3 of grant vests per year	Share Price	Ties RSU value directly to the share price
Performance–Based RSUs	25%	0% to 200% vested three years after grant	3-year Cumulative Earnings subject to capital and asset quality	Aligns with our long-term objective of growing quality earnings while maintaining safety and soundness
Stock Appreciation Rights (SARs)	25%	1/3 of grant vests per year; expire ten years from grant date	Share Price Appreciation	Motivates share price appreciation over the long-term Reinforces emphasis on long-term growth aligned with our objectives

Pay-For-Performance Philosophy

Farmer Mac’s executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stockholders. A large portion of the CEO and other Named Executive Officer (NEO) compensation is variable and performance-based so that the executives who are most responsible for overall performance and changes in stockholder value are held accountable for results.
20:1 CEO Pay Ratio

2024 CEO Target Compensation Mix	20224 Target Composition Mix for other NEOs (Average)

Target Bonus	Base Salary	Target Long-term Incentive Value	At Risk

IV

2025 PROXY STATEMENT

Lines of Business:

Our lines of business reflect how we are managing, evaluating, and serving our business based on the type of customer and market.

Line of Business	% of Outstanding Volume	Segment	Business Volume	Customer/Market	2024 Volume Growth

Agricultural Finance	69%	Farm & Ranch	$18.6 Billion	Financing to traditional agricultural mortgage market	(1)%

		Corporate AgFinance	$1.9 Billion	Financing to more complex farming operations, agribusinesses focused on food and fiber processing, and other supply chain production	11%

Infrastructure Finance	31%	Power & Utilities	$6.8 Billion	Financing to rural electric generation and transmission cooperatives, distribution cooperatives, as well as AgVantage securities secured by those type of loans	(2)%

		Broadband Infrastructure	$0.8 Billion	Financing to rural fiber, cable/broadband, tower, wireless, local exchange carrier, and data center projects	60%

		Renewable Energy	$1.4 Billion	Financing to rural electric solar, wind, and gas projects	191%

Our Customers	Agricultural Finance Loan Portfolio Diversification

From small rural community banks to large financial institutions, Farmer Mac's customers reflect the wide range of America's rural landscape.

COMMERCIAL & COMMUNITY BANKS	NON -BANK LENDERS	RURAL ELECTRIC COOPERATIVES	RURAL UTILITIES

AGRICULTURAL FUNDS	AGRIBUSINESSES	FARM CREDIT SYSTEM INSTITUTIONS
By Commodity

Crops	Southwest
Permanent Planting	Mid-North
Livestock	Mid-South
Ag. Storage and Processing	Northwest
Part-time Farm	Southeast
Northeast
By Geography

V

2025 PROXY STATEMENT

A Champion for Rural America

Farmer Mac has helped fund loans to over 95,000 rural borrowers in all 50 STATES.	LOCAL BANKS to LARGE INSTITUTIONS — Just like our customers, our transactions vary in size and scope from small agricultural mortgage purchases to large-scale renewable energy projects.

Farmer Mac’s highly skilled team has experience underwriting approximately 144 COMMODITIES from cattle to casaba melons and from permanent plantings to processing facilities.	96% of our Farm & Ranch and USDA guaranteed loans went to family farms in 2024.

Farmer Mac’s STRENGTH and STABILITY enables us to effectively serve the growing financial needs of our customers in times of growth and just as consistently during market downturns.	We provide financing to rural electric cooperatives that power an estimated 16 MILLION residential customers.

Philanthropy

MISSION STATEMENT:
We know that when agriculture and rural communities do well, our company does as well. Farmer Mac’s employees and Board are committed to supporting activities, programs, and causes that enhance the vitality of rural America and the communities in which they reside.

We proudly engage in philanthropy to support our customers and communities. Our efforts begin in the communities in which we live and work, in providing aid and relief for disasters impacting agricultural and rural areas, and in supporting programs aimed at helping the next generation of agricultural professionals to grow and prosper.

Provided ﬁnancial support to 9 organizations in 2024, including:
Meals from the Heartland	So Others Might Eat (SOME)

Donated $25,000 after our employees volunteered in a meal packaging event for food insecure children. Our donation provided over 86,000 meals, feeding 333 children for a year.	Assembled 1,400 sanitary kits for those in need at our end-of-year All-Hands meeting.

Workplace Awards

We are committed to fostering a strong workplace and are proud to be recognized for our efforts on the national stage.

VI

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

NOTICE OF ANNUAL MEETING

April 16, 2025
Notice is hereby given that the 2025 Annual Meeting of Stockholders of the Federal Agricultural Mortgage Corporation ("Farmer Mac") will be held on Thursday, May 15, 2025, at 8:00 a.m. local time at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue, NW, Washington, DC 20037.
As described in the attached Proxy Statement, the meeting will be held for the following purposes:
•to elect ten directors, five of whom will be elected by holders of Class A Voting Common Stock and five of whom will be elected by holders of Class B Voting Common Stock, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;
•to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2025;
•to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the attached Proxy Statement; and
•to consider and act on any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting.
Please read the attached Proxy Statement for information about the matters to be considered and acted on at the meeting.
Eligible holders of record of Farmer Mac's Class A Voting Common Stock and Class B Voting Common Stock at the close of business on March 24, 2025 are entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. For at least ten days before the meeting, a list of Farmer Mac's stockholders will be available for examination by any stockholder for any purpose germane to the meeting at the offices of Farmer Mac between the hours of 9:00 a.m. and 5:00 p.m. local time. We request any stockholder who wants to attend the meeting in person to register by May 13, 2025 by sending an email to ir@farmermac.com with "Farmer Mac Meeting Registration" in the subject line. Individuals who attend the meeting in person should arrive early to allow time to get through security.
Even if you intend to attend the meeting in person, please complete and date the enclosed proxy card, sign it exactly as your name appears on the card, and return it in the postage prepaid envelope. This will ensure the voting of your shares if you do not attend the meeting. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FARMER MAC.
By order of the Board of Directors,
Stephen P. Mullery
Secretary

TABLE OF CONTENTS

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
2100 Pennsylvania Avenue, NW
Suite 450N
Washington, DC 20037
PROXY STATEMENT
For the Annual Meeting of Stockholders
to be held on May 15, 2025

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of the Federal Agricultural Mortgage Corporation ("Farmer Mac") of proxies from the holders of Farmer Mac's Class A Voting Common Stock and Class B Voting Common Stock (together, "Voting Common Stock"). Farmer Mac is not soliciting proxies from the holders of its Class C Non-Voting Common Stock. The proxies will be voted at Farmer Mac's 2025 Annual Meeting of Stockholders ("Meeting"), to be held on Thursday, May 15, 2025, at 8:00 a.m. local time at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue, NW, Washington, DC 20037, and at any adjournment or postponement of the Meeting. The Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card are being mailed to holders of Voting Common Stock on or about April 16, 2025. In this Proxy Statement, "we," "us," and "our" refer to Farmer Mac except as the context otherwise requires or as otherwise noted.
At the Meeting, Farmer Mac's Board will present for a vote the election of ten members to the Board (Proposal 1) and the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2025 (Proposal 2). The Board will also present for a vote the approval, on an advisory basis, of the compensation of Farmer Mac's named executive officers disclosed in this Proxy Statement (Proposal 3). The Board is not aware of any other matter to be presented for a vote at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for Farmer Mac's Annual Meeting of Stockholders to be held on May 15, 2025: the Proxy Statement, sample proxy cards, and Farmer Mac's 2024 Annual Report are available at www.farmermac.com/investors/financial-information/.

1

GENERAL INFORMATION

GENERAL INFORMATION

Voting Rights

One of the purposes of the Meeting is to elect ten members to the Board. Title VIII of the Farm Credit Act of 1971, as amended (referred to as Farmer Mac's charter), provides that Farmer Mac's Class A Voting Common Stock may be held only by banks, insurance companies, and other financial institutions or entities that are not Farm Credit System institutions. Farmer Mac's charter also provides that Farmer Mac's Class B Voting Common Stock may be held only by Farm Credit System institutions. Holders of Voting Common Stock who are not eligible holders of that stock may not vote the shares held and should dispose of their stock to eligible holders. Farmer Mac has the right, but not the obligation, to repurchase shares of Voting Common Stock from ineligible holders for book value.
Farmer Mac's charter provides that five members of the Board will be elected by the holders of the Class A Voting Common Stock ("Class A Holders") and that five members of the Board will be elected by the holders of the Class B Voting Common Stock ("Class B Holders"). The remaining five members of the Board are appointed by the President of the United States, with the advice and consent of the United States Senate. The President of the United States designates the Board Chair from among the five appointed Board members.

Record Date

The Board has fixed March 24, 2025 as the record date to determine the stockholders entitled to receive notice of and to vote at the Meeting. At the close of business on that date, Farmer Mac had 1,030,780 shares of Class A Voting Common Stock outstanding and 500,301 shares of Class B Voting Common Stock outstanding, which together constitute the only shares of Farmer Mac's outstanding capital stock entitled to vote at the Meeting. See "Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners—Principal Holders of Voting Common Stock."

Voting

The presence, in person or by proxy, of the holders entitled to vote at least a majority of Farmer Mac's outstanding Voting Common Stock is required for a quorum at the Meeting. Thus, 765,541 shares of Voting Common Stock must be represented by stockholders present at the Meeting or by proxy to have a quorum.
Proposal 1
Under Farmer Mac's charter, the holders of Farmer Mac's Voting Common Stock are entitled to one vote per share, with cumulative voting permitted at all elections of directors. Under cumulative voting, each stockholder is entitled to cast the number of votes equal to the number of shares of the class of Voting Common Stock owned by that stockholder, multiplied by the number of directors to be elected by that class. All of a stockholder's votes may be cast for a single candidate for director or may be distributed among any number of candidates. Class A Holders are entitled to vote only for the five directors to be elected by Class A Holders. Class B Holders are entitled to vote only for the five directors to be elected by Class B Holders.
A stockholder may withhold a vote from one or more nominees by marking the box to "WITHHOLD AUTHORITY FOR ALL NOMINEES" or by marking the box to "CUMULATE YOUR VOTE" and then specifying the allocation by percentage or number of votes in the space to the right of the nominee name(s). We urge stockholders who intend to cumulate their votes for any nominee or nominees to read the "INSTRUCTIONS TO CUMULATE YOUR VOTE" on the proxy card and to indicate how they want their votes to be cumulated in the space to the right of the applicable nominee name(s) on the proxy card. The five nominees from each class who receive the greatest number of votes will be elected directors. If one or more of the nominees becomes unavailable for election, the Proxy Committee (described below) will cast votes under the authority granted by the enclosed proxy for any substitute or other nominee as the Board may designate. If proxies are signed and returned but no instructions are indicated on the proxies, the proxies represented by the Class A Voting Common Stock will be voted for the five nominees specified in this Proxy Statement as Class A nominees, with the votes being cast evenly among each of the Class A nominees, and the proxies represented by the Class B Voting Common Stock will be voted for the five nominees specified in this Proxy Statement as Class B nominees, with the votes being cast evenly among each of the Class B nominees.

2

GENERAL INFORMATION
The election of directors shall be decided by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election of each class of directors. Votes to withhold from all nominees and broker non-votes (as defined below) will not affect the outcome of the vote of Proposal 1.
Proposals 2 and 3
Other than the election of directors, the Class A Holders and Class B Holders vote together as a single class on any matter submitted to a vote of the holders of Voting Common Stock. The affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting is required for the approval of Proposals 2 and 3. Farmer Mac's Amended and Restated By-Laws ("By-Laws") provide that "votes cast" do not include abstentions and broker non-votes (as defined below).
Shares of Voting Common Stock represented by proxies marked "Abstain" for any proposal presented at the Meeting (other than Proposal 1 for the election of directors) will be counted to determine the presence of a quorum, but will not be voted for or against the proposal. Abstentions will not affect the outcome of the vote on Proposals 2 or 3.
If a holder of Voting Common Stock holds shares through an account with a bank or broker, the voting of the shares by the bank or broker when the holder does not provide voting instructions is governed by the rules of the New York Stock Exchange ("NYSE"), which provides banks and brokers with discretionary voting authority to vote shares on certain matters for which their customers do not provide voting instructions. A "broker non-vote" occurs when a bank or broker holding the shares has not received voting instructions from its customer and either chooses not to vote those shares for which it has discretionary voting authority at a stockholders' meeting, or is not permitted to vote those shares because the bank or broker does not have discretionary voting authority. Broker non-votes will be counted as shares present at the Meeting to determine whether a quorum is present, but will not be voted for or against the related proposal.
The ratification of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2025 is likely a matter in which banks and brokers have discretionary voting authority. Thus, banks and brokers may vote shares on Proposal 2 if they have not received a customer's instructions, and there generally will be no broker non-votes on this proposal unless a bank or broker chooses not to vote shares on Proposal 2.
For all other proposals in this Proxy Statement, banks and brokers will likely not have discretionary voting authority. Thus, stockholders must provide their banks or brokers with instructions on how to vote for their shares to be voted. Broker non-votes will not affect the outcome of the vote on Proposal 3 because broker non-votes will not be considered as "votes cast."

Proxy Procedure

Any holder of Voting Common Stock will be afforded the right to vote through the proxy solicited by the Board. When a proxy is returned properly completed and signed, the shares it represents must be voted by the Proxy Committee (described below) as directed by the stockholder. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board. We urge stockholders to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Execution of a proxy will not prevent a stockholder from attending the Meeting, revoking a previously submitted proxy, and voting in person. Any stockholder who gives a proxy may revoke it at any time before it is voted by notifying Farmer Mac's Secretary in writing on a date later than the date of the proxy, by submitting a later dated proxy, or by voting in person at the Meeting. Mere attendance at the Meeting, however, will not constitute revocation of a proxy. Written notices revoking a proxy should be sent to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.
The Proxy Committee consists of three executive officers of Farmer Mac – Stephen P. Mullery, Bradford T. Nordholm, and Aparna Ramesh – and will vote all shares of Voting Common Stock represented by proxies signed and returned by stockholders in the manner specified. The Proxy Committee will also vote the shares represented by proxies in accordance with its members' best judgment on any matters not known when this Proxy Statement was printed that may properly be presented for action at the Meeting.

3

CORPORATE GOVERNANCE MATTERS
CORPORATE GOVERNANCE MATTERS

Director Independence

The Board has adopted a formal set of standards to form the basis for determinations of director independence prescribed by NYSE listing requirements. To be considered "independent" under these standards, the Board must affirmatively determine that a director does not have a material relationship with Farmer Mac or any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended, or "Securities Act") other than as a director of Farmer Mac, either directly or as a partner, stockholder, or officer of an organization that has a relationship with Farmer Mac. The Board broadly considers all relevant facts and circumstances in making an independence determination, including the following criteria, as well as the guidance under the NYSE listing standards and any other factors that the Board may deem relevant, in determining whether a director lacks a material relationship with Farmer Mac and therefore is "independent":
(a)the director is not, and has not been during the preceding three years, an employee of Farmer Mac, and the director has no immediate family member who is, or has been during the preceding three years, an executive officer of Farmer Mac;
(b)the director has not received, and has no immediate family member who has received, more than $120,000 in direct compensation from Farmer Mac during any twelve-month period within the preceding three years, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
(c)the director is not currently an employee of, and has no immediate family member who is a current partner or executive officer of, any entity that has made payments to, or received payments from, Farmer Mac for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (i) $1 million and (ii) 2% of such other entity's consolidated gross revenues;
(d)(i) the director is not a current partner or employee of a firm that is Farmer Mac's internal or external auditor; (ii) the director has no immediate family member who is a current partner of such a firm; (iii) the director has no immediate family member who is a current employee of such a firm and personally works on Farmer Mac's audit; and (iv) the director or an immediate family member was not within the last three years a partner or employee of such a firm and did not personally work on Farmer Mac's audit within that time;
(e)the director or an immediate family member is not, and has not been during the preceding three years, employed as an executive officer of another company where any of Farmer Mac's present executive officers at the same time serves or served on that company's compensation committee;
(f)the director is not, and has not been during any of the preceding three fiscal years, affiliated with a tax-exempt organization that received within the preceding three years contributions from Farmer Mac that exceeded in any single fiscal year the greater of (i) $1 million and (ii) 2% of such other organization's consolidated gross revenues;
(g)the director is not an officer, partner, or employee of, and has no immediate family member who is an officer or partner of, any entity (or affiliate thereof) that (i) is doing business with Farmer Mac (which, for these purposes, includes the origination, or sale to Farmer Mac, of any loans or securities that are currently (A) held on Farmer Mac's balance sheet or (B) off-balance sheet obligations of Farmer Mac), or (ii) holds 5% or greater of Farmer Mac's Class A or Class B Voting Common Stock;
(h)the director does not hold, and is not a candidate to hold, an elected office of the Federal government;
(i)the director is not an employee of the Federal government who either is in a position to oversee Farmer Mac's business or is employed by an agency that oversees Farmer Mac's business; and
(j)the director does not have any other relationships, not described in (a) through (i), with Farmer Mac or the members of management of Farmer Mac that the Board has determined to be material.

4

CORPORATE GOVERNANCE MATTERS
Under these independence criteria, the term "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person's home.
These independence criteria are included in Farmer Mac's Corporate Governance Guidelines available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. These criteria meet or exceed all standards for director independence under applicable rules of the Securities and Exchange Commission ("SEC") and NYSE.
In March 2025, the Board considered all direct and indirect transactions and relationships between each director (either directly or as a partner, stockholder, officer, director, or employee of, or other significant relationship with, an entity that has a relationship with Farmer Mac) and Farmer Mac and its management to determine whether any of those transactions or relationships were inconsistent with a determination that the director is independent. As a result of its review, the Board affirmatively determined that each of the following current directors meets the criteria for director independence set forth above and thus is independent: Chester J. Culver, Richard H. Davidson, James R. Engebretsen, Sara L. Faivre, Amy H. Gales, Mitchell A. Johnson, Lowell L. Junkins, Eric T. McKissack, Jeffrey L. Plagge, Kevin G. Riel, Robert G. Sexton, Daniel L. Shaw, Charles A. Stones, Todd P. Ware, and LaJuana S. Wilcher. In March 2024, the Board undertook the same review and affirmatively determined that former directors Dennis L. Brack, Everett M. Dobrinski, and Roy H. Tiarks all met the criteria for director independence set forth above and thus were independent.
In making its independence determinations, the Board considered that because financial institutions are required to own Voting Common Stock to participate in some of Farmer Mac's programs, transactions often occur in the ordinary course of business between Farmer Mac and companies or other entities at which some of the current directors or director nominees are or have been officers or directors. In particular, the Board evaluated for each of Messrs. Riel, Sexton, and Ware all transactions during the preceding three years between Farmer Mac and the company where each currently serves or recently served as a director. Those transactions included: (i) purchases by Farmer Mac of qualified agricultural mortgage loans and rural infrastructure loans (and participation interests in each); (ii) entering into long-term standby commitments to purchase qualified loans by Farmer Mac; (iii) purchases by Farmer Mac of USDA-guaranteed portions of loans; (iv) purchases and guarantees of AgVantage securities by Farmer Mac secured by rural infrastructure loans; and (v) the annual amount of guarantee and commitment fees paid to Farmer Mac by the related company and any servicing or other fees received by that company from Farmer Mac. In each case, the transactions had terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. The Board affirmatively determined that none of the relationships were material under the independence criteria. For more information about transactions between Farmer Mac and entities affiliated with its current directors, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transactions" and Note 3 in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 21, 2025.

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Board of Directors Meetings and Committees

The Board held nine meetings in 2024. Each member of the Board attended 75% or more of the aggregate number of Board meetings and meetings of the committees on which he or she served during 2024. All members of the Board are expected to attend the Meeting in-person. All directors who were then serving on the Board attended the 2024 Annual Meeting of Stockholders. The Board Chair generally presides over all meetings of the Board, including regularly scheduled executive sessions of the Board in which members of management do not participate. Farmer Mac's Corporate Governance Guidelines provide that the Board Chair or the majority of the Board may designate any other director to preside over executive sessions of non-management directors.
The Board currently has eight standing committees to help the Board perform its responsibilities: Audit Committee, Business Development and Business Strategy Committee, Corporate Governance Committee, Credit Committee, Enterprise Risk Committee, Finance Committee, Human Capital and Compensation Committee, and Public Policy and Corporate Social Responsibility Committee. Each director serves on at least two committees. The Board also forms ad hoc committees from time to time. One such ad hoc committee is a dedicated cybersecurity subcommittee of the Enterprise Risk Committee that helps oversee Farmer Mac's cybersecurity programs and practices.
The following table shows the standing committees on which each current member of the Board serves:

	Audit	Business Development and Business Strategy	Corporate Governance	Credit	Enterprise Risk	Finance	Human Capital and Compensation	Public Policy and Corporate Social Responsibility
Culver					●		●	C
Davidson			●	●			VC
Engebretsen	●					C	●
Faivre		C					●	●
Gales		●		C		●
Johnson		●				●
Junkins			C		●			●
McKissack	●		●			VC
Plagge	●			VC	●
Riel		VC					●	●
Sexton	VC		●			●
Shaw		●		●	●
Stones	C			●				VC
Ware			●		●		C
Wilcher			VC		C			●

●	Member	C	Chair or Acting Chair	VC	Vice Chair

See "Class A Nominees," "Class B Nominees," and "Directors Appointed by the President of the United States" under "Proposal 1: Election of Directors—Information about Nominees for Directors" for more information about the current members of the Board who are standing for re-election at the Meeting.

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The following table summarizes the key responsibilities of each standing Board committee, as well as the number of meetings each committee held during 2024:

Name of Board Committee	Number of Meetings Held in 2024	Key Committee Responsibilities
Audit	11
Oversees Farmer Mac's conduct and processes that relate to accounting and financial reporting, the integrity of consolidated financial statements, and systems of disclosure controls and procedures and internal control over financial reporting; assists the Board in oversight of legal and regulatory compliance and (in conjunction with Enterprise Risk, which has primary oversight responsibility), oversight of risk assessment and risk management policies; oversees qualifications, engagement, compensation, independence and performance of Farmer Mac's independent auditor as well as the annual audit; approves any non-audit services by this independent auditor; hires and oversees the work of the leader of Farmer Mac's internal audit function; and reviews the scope of audits as recommended by the independent auditor and internal audit function

Business Development and Business Strategy	4
Oversees Farmer Mac's execution of the strategic plan established by the Board; policies and strategy for obtaining and maintaining customers to promote business development and growth; execution of the business and mission activities; marketing strategies; the loan servicing and operations functions and related relationships; exposure to customer reputational risks; and Farmer Mac's success in accomplishing strategic and business development goals in its strategic and business plans

Corporate Governance	11
Assists the Board in developing and recommends to the Board corporate governance guidelines and principles; reviews the corporate governance of Farmer Mac and recommends improvements when necessary; identifies individuals qualified to serve as directors (including stockholder outreach) and recommends to the Board nominees for the directors to be elected at the annual meeting of shareholders; identifies and establishes a search committee to identify individuals qualified to serve as CEO and makes recommendations about those individuals to the Board; advises Human Capital and Compensation Committee on the CEO recommendations for executive officers and recommends their appointment to the Board; oversees development of corporate strategy, the overall strategic planning process and making recommendations to the Board about corporate strategy; oversees processes and procedures established to support and monitor compliance with Farmer Mac's code of business conduct and ethics and related corporate policies; meets at least quarterly with the leader of Farmer Mac's compliance function; resolves conflicts of interest; in consultation with any ad hoc crisis management committee, oversees Farmer Mac's response to any sudden crisis that threatens to substantially disrupt, damage or destroy Farmer Mac's operations, business, or reputation and requires an action to be taken before a meeting of the Board can be convened; and exercises certain powers of the Board during the intervals between meetings of the Board

Credit	5
Oversees all policy matters relating to changes to Farmer Mac's credit, collateral valuation, underwriting, credit risk concentrations, and loan diversification standards; assesses credit risk and assist Board in establishing credit risk appetite; reviews agreed-upon key performance indicators to monitor current credit-related risks and identify emerging risks; makes recommendations to the Board on credit matters; hires and oversees the work of Farmer Mac's director of internal credit review and reviews and approves the internal credit review function's work plan and results

Enterprise Risk	5	Oversees Farmer Mac's enterprise-wide risk management framework and risk across Farmer Mac as a whole and across all risk types; oversees Farmer Mac's corporate insurance program, and periodically reviews the information technology function and related risks; assists the Board and Farmer Mac's executive officers to identify, evaluate, monitor, and manage or mitigate major strategic, operational, financial, credit, liquidity and funding, market security, legal or regulatory, technology, cybersecurity, reputational, and emerging or other risks inherent to the business and from external sources; oversees the risk assessment and risk management policies; and considers and makes recommendations to the Board on matters related to enterprise-risk and risk areas not covered under jurisdiction of other committees
Finance	5
Oversees Farmer Mac's finance policies and activities and financial affairs, including all policies and activities related to funding, pricing, capital, liquidity, interest rate risk, asset and liability management, investment and securitization (but not finance policies and activities overseen by other committees); reviews agreed-upon key performance indicators to monitor current finance-related risks and identify emerging risks; and considers and makes recommendations to the Board on finance matters

Human Capital and Compensation	5
Oversees matters related to Farmer Mac's human capital and resources; supports search committees to negotiate with CEO candidates; acts upon recommendation of CEO of appointment of other executive officers and makes recommendations to the Board; establishes and reviews total compensation policy governing all executive compensation plans and programs, using compensation consultants as necessary or advisable; makes recommendations to the Board on the total compensation of the Board; approves the total compensation of executive officers; provides oversight of the human resources function; provides oversight of human resources policies, including those related to equal employment opportunity and the employee experience; in consultation with the Corporate Governance Committee, provides oversight on management succession planning process; and approves and/or makes recommendations to the Board on compensation and benefit plans for Farmer Mac's directors and designated executive officers

Public Policy and Corporate Social Responsibility	4
Oversees matters concerning public policy and corporate social responsibility, including: external policies affecting agriculture and rural infrastructure; legislation affecting Farmer Mac and its activities; Farmer Mac's relationship with Congress, governmental agencies, and other public stakeholders; exposure to political, regulatory, and reputational risks arising from those relationships; Farmer Mac's political action committee ("PAC"), including alignment of the PAC's objectives with Farmer Mac's congressional outreach efforts; the impact of corporate social responsibility policies on Farmer Mac's stakeholders; and the development of Farmer Mac's philanthropic strategy; also generally considers and makes recommendations to the Board on matters related to public and regulatory policy, legislative activity, and corporate social responsibility

Each of these standing Committees oversees aspects of Farmer Mac's enterprise risk management as described below. See "Proposal 1: Election of Directors" for more information about the Corporate Governance Committee. See "Executive Compensation Governance" for more information about the Human Capital and Compensation Committee. See "Report of the Audit Committee" and "Proposal 2: Selection of Independent Auditor" for more information about the Audit Committee. See "Enterprise Risk Management" for more information about the Enterprise Risk Committee.

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Enterprise Risk Management

The Board oversees the risk management function of Farmer Mac and has established, maintained and periodically updated Farmer Mac's enterprise-wide risk management program. Farmer Mac's executive officers have the primary responsibility for identifying, measuring, managing, and reporting the risks associated with Farmer Mac's business, including strategic, operational, financial, credit, liquidity and funding, market, cybersecurity, human capital, legal or regulatory, compliance, technology, third party, reputational, political, and emerging and other risks. The Board currently oversees Farmer Mac's enterprise risk through the Enterprise Risk Committee and the delegation of specific areas of risk by the Board to the other Board committees, as well as through Farmer Mac's Chief Risk Officer and the compliance, internal audit, and internal credit review functions.
The Enterprise Risk Committee assists the Board to oversee the adequacy and design of Farmer Mac's enterprise-wide risk management program, including the strategies, policies, procedures, and processes established by the Board and Farmer Mac's executive officers to identify, evaluate, monitor, and manage or mitigate major risks both in Farmer Mac's business and facing Farmer Mac from external sources. The Enterprise Risk Committee periodically assesses management's implementation of the enterprise-wide risk management program, recommends improvements and adjustments to the risk management program in accordance with the evolution, growth, and development of Farmer Mac's business, capital structure, risk allocation, complexity, and industry best practices. The Enterprise Risk Committee assists the Board to oversee risk across Farmer Mac as a whole and across all risk areas, and to oversee the mapping and allocation of certain specific risk-related oversight responsibilities to the appropriate Board committees in accordance with the allocation of risk oversight reflected in the charter of each committee. The other Board committees report on significant risks identified within their jurisdictions to the Enterprise Risk Committee, and the Enterprise Risk Committee provides a report on any identified risks to the full Board at each Board meeting. Farmer Mac's Chief Risk Officer regularly reports to the Board and the Enterprise Risk Committee regarding the enterprise-wide risk management program and conducts Board training sessions and facilitates discussions on risk-related topics and best practices. Farmer Mac's Chief Risk Officer is also responsible for assisting Farmer Mac's executive officers to develop and monitor a risk management program, policies, procedures, and controls in the context of Farmer Mac's strategic objectives and to identify, monitor, and report any current and emerging risks. Farmer Mac's Chief Risk Officer also has a reporting line to the Enterprise Risk Committee and regularly updates that committee on discussions with management and the other Board committees about Farmer Mac's risk management program and any current and emerging risks, risk management issues, or compliance concerns. The Board has also established a dedicated cybersecurity subcommittee of the Enterprise Risk Committee that helps oversee Farmer Mac's cybersecurity programs and practices, including the identification and mitigation of security and privacy risks. This subcommittee currently consists of two members of the Enterprise Risk Committee – Mr. Culver (chair of the subcommittee) and Mr. Ware (vice chair of the subcommittee), with a third member expected to be added to that subcommittee in May 2025 after the Meeting.
Farmer Mac's compliance function manages Farmer Mac's policies and procedures framework, operates the compliance program, and conducts compliance risk assessments to identify key compliance risks. Farmer Mac's internal audit function annually compiles a risk assessment and, under the oversight of the Audit Committee, conducts periodic audits of each of the various risk areas within Farmer Mac at least once every three years. The internal credit review function provides an independent assessment of credit risk and reports directly to the Credit Committee.

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The following table summarizes the key risk areas overseen by each Board committee:

Name of Board Committee	Risks Overseen by Board Committee
Audit	Financial reporting and accounting practices of Farmer Mac, as well as primary oversight of whistleblower complaints related to accounting and auditing matters, allegations of fraud, and regulatory compliance
Business Development and Business Strategy	Farmer Mac's exposure to customer reputational risks, risks related to the development and maintenance of Farmer Mac's customer relationships, and strategic execution risk
Corporate Governance	Governance policies of Farmer Mac and compliance with Farmer Mac's code of business conduct and ethics and related corporate policies
Credit	Credit risks related to Farmer Mac's business, including credit underwriting, loan servicing, loan documentation, and counterparty risk
Enterprise Risk	Farmer Mac's overall enterprise-wide risk management program, risk governance structure, cybersecurity, security breaches, data governance, business continuity planning, model risk assessment, risk governance and management practices, and risk tolerance and risk appetite levels
Finance	Farmer Mac's finance-related risks, including asset and liability management, funding risk, changes in asset values, investment quality, liquidity risk, and compliance with the Board's capital adequacy, investment, and interest rate risk policies
Human Capital and Compensation	Alignment of Farmer Mac's compensation policies and plans with its overall risk tolerance, as well as oversight of all human resources issues such as employee benefits, employee development and retention, and staff turnover
Public Policy and Corporate Social Responsibility	Farmer Mac's exposure to political, regulatory, and reputational risks arising from political or regulatory activities or relationships

Code of Business Conduct and Ethics

Farmer Mac has adopted a code of business conduct and ethics ("Code of Conduct") that applies to all directors, officers, employees, and agents of Farmer Mac, including Farmer Mac's principal executive officer, principal financial officer, principal accounting officer, and other senior financial officers. The Code of Conduct was most recently amended in May 2024. A copy of the Code of Conduct is available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. Farmer Mac will post any amendment to, or waiver from, a provision of the Code of Conduct in that same location on its website. A print copy of the Code of Conduct is available free of charge upon written request to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.

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Stockholder Proposals

Each year, at the annual meeting, the Board submits to the stockholders its recommended nominees for election as directors. The Audit Committee's selection of an independent auditor for the year is also submitted for stockholder ratification at each annual meeting in accordance with Farmer Mac's By-Laws. The Board may, upon proper notice, also present other matters to the stockholders for action at an annual meeting, including presenting proposals such as those in this Proxy Statement for the approval, on an advisory basis, of the compensation of Farmer Mac's named executive officers. Besides those matters presented by the Board, the stockholders may be asked to act at an annual meeting upon proposals timely submitted by eligible holders of Voting Common Stock.
Under Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended ("Exchange Act"), proposals of stockholders to be presented at the Meeting were required to be received by Farmer Mac's Secretary on or before December 18, 2024 for inclusion in this Proxy Statement and the accompanying proxy card. Other than the election of ten members to the Board, the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2025, and the approval, on an advisory basis, of the compensation of Farmer Mac's named executive officers disclosed in this Proxy Statement, the Board knows of no other matters to be presented for action at the Meeting. If any other matters not known when this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members' best judgment.
Only proper proposals under Rule 14a-8 under the Exchange Act that are timely received will be included in the Proxy Statement and related proxy card for Farmer Mac's 2026 Annual Meeting of Stockholders. If any stockholder eligible to do so intends to present a proposal for consideration at Farmer Mac's 2026 Annual Meeting of Stockholders under Rule 14a-8 under the Exchange Act, Farmer Mac's Secretary must receive the proposal on or before December 17, 2025 to be considered for inclusion in the 2026 Proxy Statement. Proposals should be sent to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.
The By-Laws provide that stockholders who seek to bring other business before a meeting of stockholders, other than the election of directors, generally must provide notice of that intent not earlier than 120 calendar days nor later than 90 calendar days before the first anniversary of the immediately preceding year's annual meeting of stockholders, and, in that notice, provide Farmer Mac with relevant information about the proposal. Any stockholder proposal received by Farmer Mac's Secretary before January 15, 2026 or after February 14, 2026 will be considered untimely and, if presented at the 2026 Annual Meeting of Stockholders, the Proxy Committee, as then constituted, will have the right to exercise discretionary voting authority on that proposal to the extent authorized by Rule 14a-4(c) under the Exchange Act.
For information about stockholders' nominations of individuals to stand for election as a director at an annual meeting, see "Proposal 1: Election of Directors—Stockholder Director Nominations."

Communications with the Board

Stockholders and other interested parties may communicate directly with members of the Board by writing to them at Federal Agricultural Mortgage Corporation, 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Board Structure

Farmer Mac's charter provides that five of Farmer Mac's directors are elected by the Class A Holders and that five directors are elected by the Class B Holders. At the Meeting, ten directors will be elected for one-year terms. All five of the Class A nominees and all five of the Class B nominees currently serve as members of the Board. The directors elected by the Class A Holders and the Class B Holders at the Meeting will hold office until Farmer Mac's 2026 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified.
The charter also provides that the President of the United States appoints five members to the Board with the advice and consent of the United States Senate ("Appointed Members"). The Appointed Members serve at the pleasure of the President of the United States, who also designates one of the Appointed Members as the Board Chair. After the election at the Meeting, the Board will consist of the five Appointed Members named under "—Information about Nominees for Directors—Directors Appointed by the President of the United States" below (or such other Appointed Members who may be appointed by the President and confirmed by the Senate between March 21, 2025 and May 15, 2025) and the ten members who are elected by the holders of Farmer Mac's Voting Common Stock.

Selection of Director Nominees by Board

The Corporate Governance Committee facilitates the selection of director nominees. Farmer Mac's By-Laws require the Corporate Governance Committee to consist of two Appointed Members (one of whom serves as the chair of the Corporate Governance Committee), two directors elected by the holders of the Class A Voting Common Stock, and two directors elected by the holders of the Class B Voting Common Stock. The Corporate Governance Committee Charter requires that both the Board Chair and the Board Vice Chair serve on the Corporate Governance Committee as long as each is determined to be "independent" under the independence criteria in Farmer Mac's Corporate Governance Guidelines. The current members of the Corporate Governance Committee are: Appointed Members Junkins (chair) and Wilcher (vice chair); Class A directors McKissack and Ware; and Class B directors Davidson and Sexton. As described under "Corporate Governance Matters—Director Independence," the Board has determined that all of the current members of the Corporate Governance Committee are "independent" as defined under Farmer Mac's Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all standards for director independence under applicable SEC and NYSE rules. The Corporate Governance Committee Charter and Farmer Mac's Corporate Governance Guidelines are available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. Print copies of the Corporate Governance Committee Charter and Farmer Mac's Corporate Governance Guidelines are available free of charge upon written request to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.
In identifying and evaluating potential director candidates, the Corporate Governance Committee adheres to the criteria set forth in the By-Laws and the Corporate Governance Guidelines, as well as a policy statement on directors adopted by the Board that expresses the general principles that should govern director selection and conduct. The Corporate Governance Committee annually reviews the appropriate qualifications, skills, and characteristics sought in Board members in the context of the composition of the Board as a whole at that time and in accordance with the criteria in the By-Laws. The Corporate Governance Committee's assessment includes a Board member's qualification as to independence and a commitment to represent the interests of all stakeholders rather than those of a specific constituency, as well as issues of judgment, capability, skills (such as training in, or understanding of, relevant industries, technologies, or disciplines), and financial or other relevant professional or industry experience or expertise, all in the context of an assessment of the perceived needs for the effective operation of the Board and its committees at that time. The Corporate Governance Committee strives to identify and retain as members of the Board individuals who have the qualities, background, skills, and experience that reflect expertise related to Farmer Mac's business, strategy, and material risks from a variety of perspectives. This mix of professional and personal

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PROPOSAL 1: ELECTION OF DIRECTORS
characteristics results in a wide range of perspectives and varied viewpoints that enhance strategic decision-making. The variety of backgrounds, skills, experiences, and perspectives of the Board members also enables the Board to provide effective oversight of the strategic direction, operations, and risk management of Farmer Mac and to establish effective governance practices. Those practices support the development of Farmer Mac's business while promoting strong financial performance, the creation of long-term stockholder value, and the fulfillment of the company's mission to increase the accessibility of financing to provide vital liquidity for American agriculture and rural infrastructure.
With these considerations in mind, the Board has determined that its elected members should consist of individuals with a variety of backgrounds, skills, experiences, and perspectives who have a demonstrated record of accomplishment as leaders of agricultural, rural infrastructure, or other relevant business entities; as agricultural, rural infrastructure, or commercial lenders; or as accountants, auditors, or other finance-related professionals. In recommending a nominee for director, the Corporate Governance Committee also considers an individual's ability to represent objectively all of Farmer Mac's stockholders, as well as his or her character, judgment, fairness, commitment, and overall ability to serve Farmer Mac. Thus, besides considering the current needs of the Board and the quality of an individual's personal and professional background, skills, and experience, the Corporate Governance Committee seeks individuals who:
•have integrity, independence, an inquiring mind, an ability to work with others, good judgment, intellectual competence, and motivation;
•have the willingness and ability to represent all stockholders' interests and not only the interests of the particular stockholders that elect the director to serve on the Board;
•have an awareness and appreciation of the mission of Farmer Mac;
•are willing to commit the necessary time and energy to prepare for and attend Board and committee meetings; and
•are willing, and have the ability, to present their views and opinions in a forthright manner but will support a decision reached by a majority of the Board and act in the best interests of Farmer Mac and all of its stockholders upon the conclusion of deliberations on any matter.
The Corporate Governance Committee and the Board exercise judgment in applying these factors to select director nominees.
In identifying potential candidates for the Board, the Corporate Governance Committee considers suggestions from Board members, management, stockholders, and others. From time to time, the Corporate Governance Committee may retain a search firm to help identify potential candidates and gather information about the background and experience of those candidates. The Corporate Governance Committee will consider all proposed nominees, including stockholder nominees, in light of the qualifications discussed above and the assessed needs of the Board at the time.
The Corporate Governance Committee recommended five individuals to be considered for election as Class A nominees and five individuals to be considered for election as Class B nominees, and the Board has approved these recommendations. The individuals recommended by the Corporate Governance Committee are referred to collectively as the "Nominees." The Nominees will stand for election to serve for terms of one year each, or until their respective successors are duly elected and qualified. All ten Nominees are current members of the Board standing for re-election. AgriBank, FCB, the holder of 40.3% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Richard H. Davidson be renominated for election to the Board and that Daniel L. Shaw be appointed to fill the vacancy created by the death of former Board member Roy H. Tiarks and then be nominated for election to the Board. Farmer Mac did not pay any fees to any director search firms or other third parties to help identify and evaluate the Nominees.

Stockholder Director Nominations

Farmer Mac's By-Laws contain, among other provisions, an advance notice of director nomination provision to provide a process for the delivery of timely and proper notices for stockholder nominations. The exclusive means by which eligible holders of Farmer Mac's Class A and Class B Voting Common Stock may nominate an individual to stand for election to the Board at an annual meeting of stockholders are set forth in Farmer Mac's By-Laws and summarized below.
Timely Notice. Stockholders seeking to nominate persons for election to the Board at an annual meeting of stockholders must deliver a timely and proper advance written notice to Farmer Mac, which generally must be received by Farmer Mac's Secretary not earlier than 120 calendar days nor later than 90 calendar days before the first anniversary of the immediately preceding year's annual meeting of stockholders. For the 2026 Annual Meeting of Stockholders, Farmer Mac must receive written nominations submitted by the holders of Farmer Mac's Voting Common Stock on or after January 15, 2026 through February 14, 2026. Those submissions should be directed to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, N.W., Suite 450N, Washington, DC 20037.

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PROPOSAL 1: ELECTION OF DIRECTORS
Proper Notice. For a stockholder's advance notice of director nomination to be proper, it must be in proper written form and be accompanied by the documentation prescribed in "Nominee Eligibility" below. The content of the advance notice for director nomination must include specified representations from the stockholder and provide detailed information about, among other things, the nominating person, stock ownership and related filing obligations under the Exchange Act, each proposed nominee, and certain compensation arrangements.
Nominee Eligibility. Prospective director nominees must satisfy specified requirements to be eligible for nomination by a stockholder for election as a director, including requirements to deliver a written questionnaire prescribed by Farmer Mac about the background and qualifications of the proposed nominee and a written representation and agreement in the form prescribed by Farmer Mac. Farmer Mac's Secretary will provide the forms of written questionnaire, representation, and agreement described in this paragraph upon written request by the stockholder. Farmer Mac's Secretary must receive these completed documents within the timeframe specified in this section to be considered timely notice.

The By-Laws provide that, at a minimum, a proposed nominee must:
• be a natural person over 21 years of age;
• be a U.S. citizen (which includes a naturalized citizen);
• be financially literate (i.e., able to read and understand financial statements and comprehend general financial concepts);
• have some knowledge about one or more areas of Farmer Mac's business;
• not have been convicted of any criminal offense involving dishonesty or a breach of trust;
• not have been found to have violated any provision of the Farm Credit Act of 1971, any banking laws, or any federal or state securities laws, including but not limited to, the Securities Act or the Exchange Act;

• not have had a professional license suspended or revoked; and
• satisfy such other criteria for service as may be imposed by applicable law, including, but not limited to, the rules and regulations of the SEC and any national securities exchange where Farmer Mac's shares are listed or traded.

Stockholders are encouraged to review Farmer Mac's By-Laws containing the requirements described in this section, which were included as Exhibit 3.2 to Farmer Mac's Quarterly Report on Form 10-Q filed with the SEC on May 6, 2024.

Information about Nominees for Director

Each of the Nominees has consented to being named in this Proxy Statement and to serve if elected. Each of the Nominees has been principally employed in his or her current position for the past five years unless otherwise noted. If any of the ten Nominees named below is unable or unwilling to stand as a candidate for the office of director on the date of the Meeting or at any adjournment or postponement of the Meeting, the proxies received to vote for that Nominee will be voted for any substitute or other nominee as the Board may designate. The Board has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected.

☑	The Board of Directors unanimously recommends that Class A Holders and Class B Holders vote FOR all of the Nominees, as applicable, listed below for election as directors.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class A Nominees

James R. Engebretsen	Director Since: June 5, 2008	AGE: 69
JAMES R. ENGEBRETSEN, 69, has been a member of the Board of Directors of Farmer Mac since June 5, 2008 and serves as chair of the Finance Committee and as a member of the Audit Committee and the Human Capital and Compensation Committee. Mr. Engebretsen currently serves as a member of the board of directors for Agreed, a software company in Utah that he joined in 2019. He has served as an advisor to Epic Ventures since January 2014 and Soltis Advisors since 2012. He serves as an advisor to SGT Capital and also served as an advisor to XIO Group from June 2016 to 2018. Mr. Engebretsen is the former Assistant Dean of the Marriott School of Management at Brigham Young University, where he served as Professor of Finance from 2004 until August 2014. He formerly served as the Managing Director of the Peery Institute of Financial Services at the Marriott School from 2004 to 2006. He joined the Marriott School with nearly fifteen years of work experience at Lehman Brothers, JP Morgan, and Goldman Sachs in New York and Philadelphia. Mr. Engebretsen left Goldman Sachs in 1995 to set up his own hedge fund, Associates Capital Management. He is a registered investment advisor and earned his Master of Business Administration and Bachelor of Science in Economics from Brigham Young University.

Mitchell A. Johnson	Director Since: June 12, 1997	AGE: 83
MITCHELL A. JOHNSON, 83, has been a member of the Board of Directors of Farmer Mac since June 12, 1997 and serves as a member of the Business Development and Business Strategy Committee and the Finance Committee. Mr. Johnson is a financial consultant. He previously served as a trustee of and director for the Advisors' Inner Circle Funds, the Advisors' Inner Circle Funds II, The Bishop Street Funds, and SEI Funds. Mr. Johnson formerly was President of MAJ Capital Management, Inc., an investment management firm that he founded in 1994 following his retirement from the Student Loan Marketing Association ("Sallie Mae"). During his 21 years with Sallie Mae, Mr. Johnson held numerous positions within that organization, including, for the seven years preceding his retirement, Senior Vice President, Corporate Finance. He has been a trustee of Citizens Funds, Rushmore Funds, and Diversified Funds. Mr. Johnson also served as a director of Eldorado Bancshares, Inc., the holding company for Eldorado and Antelope Valley Banks.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class A Nominees

Eric T. McKissack	Director Since: February 23, 2021	AGE: 71
ERIC T. McKISSACK, 71, has been a member of the Board of Directors of Farmer Mac since February 23, 2021 and serves as vice chair of the Finance Committee and as a member of the Audit Committee and the Corporate Governance Committee. Mr. McKissack is founder and former CEO of Channing Capital Management, LLC. He retired from Channing, an institutional investment advisory firm, in December 2019 after 16 years. Before founding Channing, Mr. McKissack was Vice Chair and Co-Chief Investment Officer of Ariel Capital Management (now known as Ariel Investments). Before joining Ariel in 1986, Mr. McKissack worked for five years as a research analyst for First Chicago and First Chicago Investment Advisors. Mr. McKissack currently serves as chair of the board of FlexShares, a family of publicly-traded ETF funds managed by Northern Trust, and serves on the audit and governance committees. He is also an independent trustee on the board of Morgan Stanley Pathway Funds where he serves as vice chair. He also serves on the boards of directors of two related, privately-held engineering and design firms, McKissack & McKissack of Washington, and McKissack & McKissack Midwest. Mr. McKissack received an SB in Management from the Massachusetts Institute of Technology and holds an MBA from the University of California at Berkeley. Mr. McKissack has also earned the Chartered Financial Analyst designation.

Jeffrey L. Plagge	Director Since: May 16, 2024	AGE: 69
JEFFREY L. PLAGGE, 69, has been a member of the Board of Directors of Farmer Mac since May 16, 2024 and serves as vice chair of the Credit Committee and as a member of the Audit Committee and the Enterprise Risk Committee. Mr. Plagge has been a director of both Northwest Financial Corporation and Northwest Bank since September 2009 and currently serves as a member of the audit committee and executive loan committee of Northwest Financial Corporation. From 2009 to 2020, Mr. Plagge also served as the President and CEO of Northwest Financial Corporation. Since January 2024, he has served as a Managing Director and consultant for Barnes & Co. Since 2007, Mr. Plagge has served on the board of directors of American Bankers Mutual Insurance Co. and served as its chair until 2019. He has also served as a member of the board of directors of the Federal Home Loan Bank of Des Moines since January 2024 and serves as a member of its risk committee and member committee. In September 2019, Mr. Plagge was appointed Iowa Superintendent of Banking for the Iowa Division of Banking by the state governor and served until December 2023. Mr. Plagge earned a Bachelor of Science in Agriculture Business from Iowa State University and completed the Graduate School of Banking program at the University of Colorado-Boulder.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class A Nominees

Todd P. Ware	Director Since: May 9, 2019	AGE: 59
TODD P. WARE, 59, has been a member of the Board of Directors of Farmer Mac since May 9, 2019 and serves as chair of the Human Capital and Compensation Committee, vice chair of the Cybersecurity Subcommittee of the Enterprise Risk Committee, and as a member of the Enterprise Risk Committee and the Corporate Governance Committee. Mr. Ware has served as President and Chief Executive Officer of Licking Rural Electrification – The Energy Cooperative in Newark, Ohio, since January 2012. He previously served as its Vice President and Chief Financial Officer from 2001 until 2012 and Vice President – Finance from 1998 to 2000. From June 2015 to June 2021, Mr. Ware served on the board of directors of National Rural Utilities Cooperative Finance Corporation, during which time he served on that board's audit, compensation, corporate relations, and loan committees. Mr. Ware has served as a member of the board of directors of Buckeye Power Cooperative since 2012. He currently serves as its Treasurer and as a member of its executive committee, rate committee, and risk management committee, and previously served on its reliability committee. He has also served as a member of the boards of directors of Altheirs Oil Corporation since 2002, National Gas & Oil Cooperative since 2002, The Ohio State University-Newark Regional Campus Advisory Board since 2016, and Cardinal Operating Company since 2019. Mr. Ware received his Bachelor of Science in Accounting from The Ohio State University.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class B Nominees

Richard H. Davidson	Director Since: June 3, 2010	AGE: 80
RICHARD H. DAVIDSON, 80, has been a member of the Board of Directors of Farmer Mac since June 3, 2010, and serves as vice chair of the Human Capital and Compensation Committee and as a member of the Credit Committee and the Corporate Governance Committee. Mr. Davidson is also the President of Davidson Farms, Inc. and Vice President of DSF, Inc., which consists of a grain farm, cow/calf herd, and beef cattle operation located south of Columbus, Ohio. Mr. Davidson has been operating Davidson Farms, Inc. since 1970 and, together with his son, operating DSF, Inc. since 2001. Mr. Davidson served as a member of the AgriBank, FCB board of directors from March 2005 to March 2021. He currently serves on the board of the Fayette County Charitable Foundation and was chair of the Fayette County Planning Commission and the Fayette County Zoning Commission. Mr. Davidson has previously served on the board and as chair of West Central Ohio Port Authority (railroad), Fayette Landmark, Inc. Co-op Supply Business, and Fayette County Farm Bureau. He has also previously served on the board of the Columbus Production Credit Association, the Southern Ohio Farm Credit Association, Southern State Community College, Robinson Seed Company, Inc. Stock Company, Fayette County Chamber of Commerce, and Royster Clark, Inc. Stock Company (fertilizer and agricultural supply). Mr. Davidson is a graduate of The Ohio State University with a degree in Agricultural Economics.

Amy H. Gales	Director Since: May 12, 2020	AGE: 66
AMY H. GALES, 66, has been a member of the Board of Directors of Farmer Mac since May 12, 2020 and serves as chair of the Credit Committee and as a member of the Business Development and Business Strategy Committee and the Finance Committee. Ms. Gales served as Executive Vice President of CoBank, ACB and was a member of CoBank’s management executive committee from 2016 to 2018. Ms. Gales also served at CoBank in the roles of Executive Vice President, Regional Agribusiness Banking Group, Central Region President, and Region Vice President, Minneapolis Banking Center, from 2007 to 2016. Ms. Gales previously served as Vice President, Commercial Banking at Wells Fargo, N.A. from 2006 to 2007, as Vice President, Commercial Lending at Commerce Bank, N.A. from 2002 to 2006, the Executive Director for Value-Added Agriculture Development Center from 1999 to 2002, and CEO and General Manager of the United Farmers Cooperative from 1997 to 1999. She began her career at St. Paul Bank for Cooperatives, where she served in various roles from 1981 to 1997, including as Vice President and Banking Center Manager. She has served on various boards during her career, including Farm Credit Leasing (a wholly-owned subsidiary of CoBank). Ms. Gales and her daughter own Hempstead Farms, a family crop farm in Southeast Minnesota that was founded in 1856. Ms. Gales earned a bachelor’s degree in business administration with an emphasis in finance from the University of Minnesota’s Carlson School of Management.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class B Nominees

Kevin G. Riel	Director Since: May 16, 2024	AGE: 59
KEVIN G. RIEL, 59, has been a member of the Board of Directors of Farmer Mac since May 16, 2024 and serves as vice chair of the Business Development and Business Strategy Committee and as a member of the Human Capital and Compensation Committee and the Public Policy and Corporate Social Responsibility Committee. Mr. Riel has been a hop farmer for the last 39 years and has served as President of Double 'R' Hop Ranches, Inc. since January 1995. Mr. Riel also served as a manager of Double 'R' Hop Ranches, Inc. from June 1986 to December 1994. Mr. Riel has served on the board of directors of Yakima Chief Hops since 2021 (vice chair since April 2024) and serves as chair of its governance committee. Mr. Riel served on the board of directors of Northwest Farm Credit Services from 2007 to 2017 and served as its chair from 2011 to 2013, where he served on its audit committee, compensation committee, finance committee, and governance committee. Mr. Riel also served on the board of directors of CoBank, ACB from 2014 to 2021 and served as its chair from 2018 to 2021. During that time, he served as chair of CoBank's executive committee and as a member of its compensation committee and succession committee. Mr. Riel also served as board council of Nationwide Insurance Company from 2018 to 2021. Mr. Riel earned a Bachelor of Science degree in Computer Information Systems and graduated summa cum laude from Central Washington University. Mr. Riel also has successfully completed certifications for the Premier Governance Series from the Farm Credit System, as well as the Washington Agriculture and Forestry Leadership Program. Mr. Riel has completed the director certification course from NACD, earning an NACD.DC designation

Robert G. Sexton	Director Since: May 5, 2018	AGE: 65
ROBERT G. SEXTON, 65, has been a member of the Board of Directors of Farmer Mac since May 5, 2018 and serves as vice chair of the Audit Committee and as a member of the Corporate Governance Committee and the Finance Committee. Mr. Sexton has operated a citrus growing and packing business since 1983 through a number of entities, including Sexton Grove Holdings, LLC, Sexton Citrus, LLC, Oslo, Inc., and Oslo Packing Company, Inc. He currently serves as President of the Oslo Citrus Growers Association and has been a member of that organization since 1983. He also serves as President of Oslo Packing Company and Sexton Inc., which are closely-held commercial real estate companies, since August 2019. Since January 2024, Mr Sexton has served as chair of the board of directors for Dairy Feed. Mr. Sexton has served on the board of directors of Farm Credit of Florida since 2011 and served as its chair from 2015 to 2017. He previously served on the board of directors of Farm Credit of South Florida from 1996 until 2010 and served as its chair from 2003 to 2005. Mr. Sexton also previously served on the board of directors of AgFirst Farm Credit Bank from 2000 to 2011 and again from 2013 to 2016 and served as its chair from 2007 to 2009. Mr. Sexton has also previously served on the boards of several other organizations, including the Indian River Citrus League, the Florida Citrus Packers Association, and Highland Exchange Service Cooperative. Mr. Sexton earned a Bachelor of Science degree in Business Administration and a Master of Business Administration degree from the University of Florida.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class B Nominees

Daniel L. Shaw	Director Since: March 26, 2025	AGE: 69
DANIEL L. SHAW, 69, has been a member of the Board of Directors of Farmer Mac since March 26, 2025 and serves as a member of the Business Development and Business Strategy Committee, the Credit Committee, and the Enterprise Risk Committee. Mr. Shaw has owned and operated Shaw Farms, LLC in Edgar, Nebraska since 1975, raising corn, soybeans, wheat, and a commercial cow-calf herd. He has also owned and managed a local grain elevator since 2006 and operated a commercial poultry breeder barn since 2017. Mr. Shaw previously served on Farmer Mac’s Board of Directors from December 2019 through May 2021. He also previously served on the board of directors of AgriBank Farm Credit Bank from 2014 to 2021 (including as chair of the Risk Management Committee from 2016 to 2018), and on the board of directors of Farm Credit Services of America from 2007 to 2014 (including as chair of the Compensation Committee and Risk Work Group, a member of the Business Risk Committee, and 2-year terms as both chair and vice-chair). Mr. Shaw is the chair of the Edgar Township Board and studied business and economics at Nebraska Wesleyan University.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors Appointed by the President of the United States

Chester J. Culver	Director Since: May 18, 2022	AGE: 59
CHESTER J. CULVER, 59, has been a member of the Board of Directors of Farmer Mac since May 18, 2022 and serves as chair of the Public Policy and Corporate Social Responsibility Committee, chair of the Cybersecurity Subcommittee of the Enterprise Risk Committee, and as a member of the Enterprise Risk Committee and the Human Capital and Compensation Committee. He also previously served on Farmer Mac's Board from 2012 to 2019 as an appointee of President Obama. Mr. Culver served as the 40th governor of Iowa from 2007 to 2011. During Mr. Culver's tenure as governor, Iowa was recognized by U.S. News & World Report as one of the “Best Managed States in America,” he created and implemented the largest infrastructure program in the state's history, and he served as chair of both the National Governors Wind Energy Coalition and the Biofuels Coalition. After leaving office in 2011, Mr. Culver founded the Chet Culver Group, a renewable energy, infrastructure, and public policy consultancy based in Des Moines, Iowa and has served as the firm’s President since its founding. Mr. Culver began his public service career working in the Iowa Attorney General’s Office and also served as a teacher and coach in the Des Moines public school system. In 1998, he was elected as the youngest Secretary of State in Iowa history and went on to serve two terms before being elected governor. Mr. Culver is a graduate of the Virginia Polytechnic Institute and State University. He earned a Master of Arts in Teaching (MAT) from Drake University and was awarded a Fulbright Teachers Scholarship.

Sara L. Faivre	Director Since: September 30, 2010	AGE: 60
SARA L. FAIVRE, 60, has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as chair of the Business Development and Business Strategy Committee and as a member of the Human Capital and Compensation Committee and the Public Policy and Corporate Social Responsibility Committee. Dr. Faivre serves as an independent director of the agtech company True Algae and of the tech company One More Cloud. She also sits on the advisory board of Harvest Returns, an ag and agtech investment platform. She consults with emerging agtech and sustainable agricultural firms via Sara Faivre, Inc and has also held various executive positions in several early stage agtech companies, including Chief Science and Technology Officer, President, VP Business Development, and Chief Scientific Officer. From 2005 to 2025, Dr. Faivre co-owned and operated Wild Type Ranch, a grass-fed beef company in Milam County, Texas. In 2025, she founded Wild Type Ranch LLC, a fully regenerative pastured protein farm in Dane County, Wisconsin. Dr. Faivre began her career as a scientist with human and livestock genome projects at the USDA, University of Iowa, University of Illinois, and Texas A&M before becoming a biotech entrepreneur. Dr. Faivre holds a B.S. in Agricultural Business and Animal Science from Iowa State University and a Ph.D. in Genetics from Texas A&M. She is National Association of Corporate Directors Directorship Certified and was named to NACD’s Directorship 100 in 2021. She has served as co-chair of Women Corporate Directors, Austin, and the Austin NACD advisory board, and also serves on the board of NACD-Texas TriCities. Dr. Faivre has earned certificates in Climate Governance, Digital Directorship, Sustainable Capitalism, and Executive Women Leadership.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors Appointed by the President of the United States

Lowell L. Junkins	Director Since: June 13, 1996	AGE: 81
LOWELL L. JUNKINS, 81, has been a member of the Board of Directors of Farmer Mac since June 13, 1996 and has served as Board Chair since March 2022. He previously served as Board Chair from September 2010 to January 2020, Acting Board Chair from September 2008 to September 2010, and Board Vice Chair from December 2002 to September 2010 and from January 2020 to March 2022. Mr. Junkins also served as Farmer Mac’s Acting President and Chief Executive Officer from December 2017 to October 2018. Mr. Junkins serves as chair of the Corporate Governance Committee and as a member of the Enterprise Risk Committee and the Public Policy and Corporate Social Responsibility Committee. He was appointed to the Board of Directors by President Clinton in April 1996 while the Senate was in recess and was confirmed by the Senate on May 23, 1997, and was reconfirmed by the Senate in June 2003 and September 2010. Mr. Junkins has worked as a political affairs consultant for Lowell Junkins & Associates in Des Moines, Iowa, since 1987. He owned and operated Hillcrest Farms in Montrose, Iowa until 2024. He also served as Mayor of Montrose from 1971 to 1972. From 1974 through 1985, Mr. Junkins served as an Iowa State Senator, including as minority leader and majority leader from 1981 to 1985.

Charles A. Stones	Director Since: December 22, 2020	AGE: 70
CHARLES A. STONES, 70, has been a member of the Board of Directors of Farmer Mac since December 22, 2020 and serves as chair of the Audit Committee, vice chair of the Public Policy and Corporate Social Responsibility Committee, and as a member of the Credit Committee. Mr. Stones retired from the Kansas Bankers Association in 2019 after serving 15 years as President and 33 years overall, including roles as director of member relations, director of research, senior vice president, and head lobbyist. At the start of his career, he worked in the investment division of Fourth National Bank for seven years before joining the Kansas Bankers Association in 1986. Mr. Stones previously served on the boards of banking schools in Nebraska and Wisconsin. He graduated from Washburn University in Topeka, Kansas with a degree in Communications.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors Appointed by the President of the United States

Lajuana S. Wilcher	Director Since: December 20, 2019	AGE: 70
LAJUANA S. WILCHER, 70, has been a member of the Board of Directors of Farmer Mac since December 20, 2019, and has served as Board Vice Chair since March 2022. She previously served as Board Chair from January 2020 to March 2022. Ms. Wilcher serves as the acting chair of the Enterprise Risk Committee, the vice chair of the Corporate Governance Committee, and as a member of the Public Policy and Corporate Social Responsibility Committee. Ms. Wilcher has owned and operated Scuffle Hill Farm in Alvaton, Kentucky since 2005, where she boards horses and grows and square bales orchard grass and fescue hay. She serves on the board of the Warren County Conservation District and is a Certified Crop Advisor, a Master Grazer, and a Master Cattleman. Ms. Wilcher has also been a partner at the law firm English, Lucas, Priest & Owsley, LLP since 2006, where she represents clients on complex environmental permitting, enforcement, and regulatory compliance matters. Ms. Wilcher’s extensive experience as a leader and manager of large federal and state government agencies includes stints at the United States Department of Agriculture (USDA), Environmental Protection Agency (EPA), and the Commonwealth of Kentucky. She was confirmed by the United States Senate in 1989 to be the Assistant Administrator of Water for EPA, where she served until 1993. Ms. Wilcher also served as the Cabinet Secretary of Kentucky’s Environmental and Public Protection Cabinet from 2003 to 2006, which included Kentucky’s banking, securities, and insurance regulatory agencies, among other things. She currently serves as the chair of the Energy and Environmental Policy Council for the Kentucky Chamber of Commerce. Ms. Wilcher received a Bachelor of Science degree from Western Kentucky University and a J.D. from Salmon P. Chase College of Law, Northern Kentucky University. Ms. Wilcher has also attained the CERT Cybersecurity Oversight Certification for Directors.
Besides the affiliations described above, the Nominees and Appointed Members are active in many local and national trade, commodity, charitable, educational, and religious organizations.

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PROPOSAL 1: ELECTION OF DIRECTORS

Qualifications, Attributes, Skills, and Experience To Be Represented on the Board

The Corporate Governance Committee has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole in light of Farmer Mac's current needs and business priorities. Farmer Mac's business is focused primarily on agricultural, agribusiness, and rural infrastructure lending. Therefore, the Corporate Governance Committee believes that the Board should include some directors who possess knowledge of the underlying industries. Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs. Culver Davidson, Junkins, Plagge, Riel, Sexton, and Shaw bring to the Board experience in agricultural production. Messrs. Culver, Riel, and Ware bring to the Board experience with the rural infrastructure industry.
Farmer Mac's business also involves complicated financial transactions and complex accounting issues. The Corporate Governance Committee therefore believes that the Board should include some directors with a high level of financial literacy or accounting training or experience, as well as directors with knowledge of finance or capital markets. Dr. Faivre, Ms. Gales, and Messrs. Culver, Davidson, Engebretsen, Johnson, Junkins, McKissack, Plagge, Riel, Sexton, Shaw, Stones and Ware bring financial literacy to the Board. Dr. Faivre, Ms. Gales, and Messrs. Culver, Davidson, Junkins, Engebretsen, McKissack, Plagge, Sexton, and Ware have accounting training or financial reporting experience. Dr. Faivre, Ms. Gales, and Messrs. Culver, Davidson, Engebretsen, Junkins, McKissack, Plagge, Riel, and Sexton have knowledge of or experience with agricultural finance, capital markets, financial investments, or lending.
As a Congressionally chartered, highly regulated, government-sponsored enterprise, Farmer Mac must comply with a variety of regulatory and statutory requirements and be aware of developments in the political arena. The Corporate Governance Committee therefore believes that governmental or political expertise should be represented on the Board. That governmental, political, or public policy experience is brought to the Board by Dr. Faivre, Ms. Wilcher, and Messrs. Culver, Junkins, and Stones, all of whom were appointed to the Board by the President of the United States and confirmed by the Senate, as well as Messrs. Plagge and Sexton.
As the landscape of opportunities and risks facing Farmer Mac and its stakeholders changes over time, the Corporate Governance Committee believes that it is important for the Board to have members with experience in strategic planning, risk management, and other relevant areas. Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs. Culver, Davidson, Engebretsen, Junkins, Johnson, Plagge, Riel, Sexton, Shaw, Stones, and Ware have experience in strategic planning. Dr. Faivre, Ms. Gales, and Messrs. Culver, Davidson, Engebretsen, Johnson, Plagge, Riel, Sexton, and Shaw have experience in risk assessment, management, and control. Ms. Wilcher and Messrs. Culver, Engebretsen, Plagge, Riel, Sexton, and Ware bring to the Board relevant cybersecurity oversight or information technology experience. Dr. Faivre, Ms. Gales, Ms. Wilcher, and Messrs. Culver, Junkins, Plagge, Riel, Sexton, and Ware bring to the Board relevant experience in human capital management and talent development. Dr. Faivre and Messrs. Engebretsen, Junkins, Johnson, Plagge, Sexton, and Stones bring to the Board relevant marketing and public relations experience. Dr. Faivre, Ms. Gales, and Messrs. Culver, Davidson, Engebretsen, Johnson, McKissack, Plagge, Riel, Sexton, Shaw, and Ware bring to the Board relevant experience from current or previous service on other boards. Dr. Faivre, Ms. Wilcher, and Messrs. Culver, Engebretsen, Junkins, Johnson, McKissack, Plagge, Riel, Sexton, Stones, and Ware have relevant experience as an executive.
That a director is not named in the discussion of a particular attribute does not mean that the director does not possess that qualification or skill, but that it is not a specific area of focus or expertise on which the Board currently relies.

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PROPOSAL 1: ELECTION OF DIRECTORS

2025 Board Qualifications and Skills

Compensation of Directors

In November 2023, the Board approved an increase to the base annual cash retainer payable to each director from $66,500 to $69,000 for 2024. The Board also approved an increase to the targeted value for the annual equity award granted to each director from $66,500 to $69,000 for 2024. The overall targeted total compensation per director of $138,000 per year for 2024 represented a 3.8% increase compared to the overall targeted total compensation of $133,000 per year for 2023. The Board maintained the incremental cash retainers payable in 2024 to the Board Chair, the Board Vice Chair, and the chairs of the eight Board committees at the same levels as the incremental cash retainers paid in 2023, as shown below:

Position	2024 Incremental Retainer ($)
Board Chair	$50,000
Board Vice Chair	$25,000
Chair of the Audit Committee	$15,000
Chair of the Corporate Governance Committee	$12,000
Chair of the Enterprise Risk Committee	$12,000
Chair of the Finance Committee	$12,000
Chair of the Human Capital and Compensation Committee	$12,000
Chair of the Business Development and Business Strategy Committee	$6,000
Chair of the Credit Committee	$6,000
Chair of the Public Policy and Corporate Social Responsibility Committee	$6,000
No director who serves as the chair of a committee designated to receive an incremental annual cash retainer is entitled to receive it if that director is already receiving the incremental annual cash retainer payable to the Board Chair or the Board Vice Chair. Because the Board Chair also serves as the chair of the Corporate Governance Committee, the incremental retainer for the chair of that committee is not paid.

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PROPOSAL 1: ELECTION OF DIRECTORS
The aggregate amount of cash compensation received by all persons who served on the Board in 2024 was approximately $1,200,000 for their service on the Board. This cash compensation amount includes cash payments made in lieu of dividends that would have been paid on shares of Class C Non-Voting Common Stock acquired during the year as a result of the vesting of annual equity awards in the form of restricted stock units (RSUs). In lieu of all or a portion of their cash retainers, directors may elect to receive shares of Class C Non-Voting Common Stock on a quarterly basis based on the fair market value on the date of acquisition.
On March 5, 2024, each of the 15 sitting Board members was granted 373 time-based RSUs representing shares of Class C Non-Voting Common Stock as an annual equity award. The number of RSUs granted was calculated in accordance with the Board's policy on equity compensation grants using a targeted value of $69,000 based on the average stock price over the previous 30 calendar days ending February 27, 2024 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 5, 2024 was $74,055 to each sitting director. On May 16, 2024, Mr. Plagge and Mr. Riel were elected to the Board and each received a pro rata grant of 305 RSUs based on the date they joined the Board. Those grants of RSUs each had a fair value of $55,327 on the date of grant.
All of the RSUs granted to each director in either March 2024 or May 2024 vested on March 31, 2025 other than the RSUs granted to former directors Brack, Dobrinski, and Tiarks, which vested as follows:
•On May 16, 2024, the date on which Mr. Brack and Mr. Dobrinski retired from the Board, they each vested in 70 shares of Class C Non-Voting Common Stock based on the 373 RSUs granted to them in March 2024, with the remaining 303 shares forfeited.
•On February 4, 2025, the date of Mr. Tiarks' death, his estate vested in 321 shares of Class C Non-Voting Common Stock based on the 373 RSUs granted to him in March 2024, with the remaining 52 shares forfeited.
The following table sets forth the compensation awarded during 2024 to each person who served on the Board in 2024:

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	All Other Compensation[3] ($)	Total ($)
Dennis L. Brack[4]	25,970	74,055	2,894	102,919
Chester J. Culver	72,758	74,055	2,796	149,609
Richard H. Davidson	73,516	74,055	2,796	150,367
Everett M. Dobrinski[4]	28,228	74,055	2,894	105,177
James R. Engebretsen	81,000	74,055	2,796	157,851
Sara L. Faivre	75,000	74,055	2,796	151,851
Amy H. Gales	75,000	74,055	2,796	151,851
Mitchell A. Johnson	69,000	74,055	2,796	145,851
Lowell L. Junkins	119,000	74,055	2,796	195,851
Eric T. McKissack	69,000	74,055	2,796	145,851
Jeffrey L. Plagge[4]	43,220	55,327	—	98,547
Kevin G. Riel[4]	43,220	55,327	—	98,547
Robert G. Sexton	69,000	74,055	2,796	145,851
Charles A. Stones	84,000	74,055	2,796	160,851
Roy H. Tiarks[4]	81,000	74,055	2,796	157,851
Todd P. Ware	76,516	74,055	2,796	153,367
LaJuana S. Wilcher	94,000	74,055	2,796	170,851
1 Includes amounts that the following directors earned during 2024 and voluntarily used to purchase, at market value, newly issued shares of Class C Non-Voting Common Stock in lieu of receiving some or all of their retainers in cash: Mr. Culver ($14,273), Mr. Engebretsen ($79,532), Ms. Gales ($74,779), Mr. Johnson ($66,028), Mr. Junkins ($5,515), Mr. McKissack ($25,646), Mr. Sexton ($24,655), and Mr. Ware ($12,682). The number of shares of Class C Non-Voting Common Stock received by these directors was based on the closing price of the Class C Non-Voting Common Stock on the last business day of each quarter from March 31, 2024 to December 31, 2024, as reported by the NYSE.
2 The grant date fair value of each RSU awarded to all sitting members of the Board on March 5, 2024 was $198.54 (the closing price of the Class C Non-Voting Common Stock on that date as reported by the NYSE). Upon retirement from the Board on May 16, 2024, Mr. Brack and Mr. Dobrinski each vested in 70 shares valued at $12,769 based on a price of $182.41 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining 303 RSUs awarded to each of them on March 5, 2024. The 305 RSUs awarded to each of Mr. Plagge and Mr. Riel upon their election to the Board on May 16, 2024 were granted at a fair value of $181.40 per share (the closing price of the Class C Non-Voting Common Stock on the grant date as reported by the NYSE). Upon the death of Mr. Tiarks on February 4, 2025, his estate vested in 321 shares valued at $62,666 based on a price of $195.22 per share (the closing price of the Class C Non-Voting Common Stock on the trading day preceding the vesting date as reported by the NYSE) and forfeited the remaining 52 RSUs awarded to him on March 5, 2024.
3 The amount received by each director during 2024 in the category "All Other Compensation" consists of the payment of cash in lieu of dividends that would have been paid on shares related to RSUs granted in March 2023 that vested on March 31, 2024. Mr. Plagge and Mr. Riel did not receive this payment because they did not serve on the Board before March 2024 and therefore did not receive any RSUs that vested in 2024. The amounts received by Mr. Brack and Mr. Dobrinski, who served through May 16, 2024, also include the payment of $98.00 to each as cash in lieu of dividends that would have been paid on 70 shares related to RSUs granted in March 2024 that vested pro rata for each in May 2024 upon their retirement from the Board.
4 Mr. Brack and Mr. Dobrinski retired from the Board effective May 16, 2024. That same day, Mr. Plagge and Mr. Riel were elected to the Board at Farmer Mac's Annual Meeting of Stockholders. Mr. Tiarks died on February 4, 2025.

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PROPOSAL 1: ELECTION OF DIRECTORS

In November 2024, the Board (1) maintained the base annual cash retainer payable to each director at $69,000 for 2025; and (2) approved an increase to the targeted value for the annual equity award granted to each director from $69,000 to $75,000 for 2025. The overall targeted total compensation per director of $144,000 per year for 2025 represented a 4.3% increase compared to the overall targeted total compensation of $138,000 per year for 2024. The Board maintained the same level of incremental annual cash retainers payable to the Board Chair ($50,000) and the Board Vice Chair ($25,000) for 2025 but increased the annual cash retainers payable to the eight committee chairs for 2025 to the levels shown below:

Position	2025 Incremental Retainer ($)
Chair of the Audit Committee	$17,500
Chair of the Corporate Governance Committee	$15,000
Chair of the Enterprise Risk Committee	$15,000
Chair of the Finance Committee	$15,000
Chair of the Human Capital and Compensation Committee	$15,000
Chair of the Business Development and Business Strategy Committee	$10,000
Chair of the Credit Committee	$10,000
Chair of the Public Policy and Corporate Social Responsibility Committee	$10,000
On March 6, 2025, each of the 14 sitting Board members was granted 376 RSUs as an annual equity award. The number of RSUs granted was calculated in accordance with the Board's policy on equity compensation grants using a targeted value of $75,000 based on the average stock price over the previous 30 calendar days ending February 27, 2025 (seven calendar days before the grant date). Based on the stock price at the time of these grants, the actual value on March 6, 2025 was $75,956 to each sitting director. On March 26, 2025, the day Mr. Shaw was appointed to the Board, he was granted a pro-rata annual equity award of 358 RSUs with a grant date value of $69,080. All of the RSUs granted to each director in March 2025 will vest on March 31, 2026 if the director is serving on the Board on that date.
In addition to the cash and equity-based compensation described in this section, Farmer Mac also reimburses directors for expenses incurred in performing their duties as directors and pays for continuing education related to their service as directors on the Board.

26

STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS
STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS

Directors, Director Nominees, and Named Executive Officers

As of March 24, 2025, the sitting members of the Board, nominees for election as directors, and named executive officers of Farmer Mac listed in the table below may be considered to be "beneficial owners" of the indicated number of equity securities of Farmer Mac, as defined by SEC rules. Farmer Mac's Voting Common Stock may be held only by banks, insurance companies, and financial institutions and Farm Credit System institutions, and may not be held by individuals. Thus, no director, director nominee, or named executive officer owns, directly or indirectly, any shares of any class of Voting Common Stock. The Class C Non-Voting Common Stock has no ownership restrictions. For information about the beneficial owners of 5% or more of the Voting Common Stock, see "—Principal Holders of Voting Common Stock."

	Voting Common Stock		Non-Voting Common Stock (1)
	Class A or Class B Shares (#)	Percent of Class	Class C Shares (#)	Percent of Class
Bradford T. Nordholm	___	___	44,598	*
Aparna Ramesh	___	___	9,677	*
Zachary N. Carpenter	___	___	10,083	*
Stephen P. Mullery	___	___	35,990	*
Marc J. Crady	___	___	6,075	*
Chester J. Culver	___	___	2,020	*
Richard H. Davidson	___	___	13,802	*
James R. Engebretsen	___	___	15,392	*
Sara L. Faivre	___	___	1,725	*
Amy H. Gales	___	___	4,561	*
Mitchell A. Johnson	___	___	7,644	*
Lowell L. Junkins	___	___	10,041	*
Eric T. McKissack	___	___	2,673	*
Jeffrey L. Plagge	___	___	305	*
Kevin G. Riel	___	___	305	*
Robert G. Sexton	___	___	13,141	*
Daniel L. Shaw	___	___	1,029	*
Charles A. Stones	___	___	1,594	*
Todd P. Ware	___	___	3,511	*
LaJuana S. Wilcher	___	___	2,963	*
All directors and current executive officers as a group (24 persons)(2)	___	___	205,703	2.20%
*Less than 1%.
(1) Does not include shares attributable to RSUs previously granted but scheduled to vest after May 23, 2025. Includes shares of Class C Non-Voting Common Stock underlying SARs that may be acquired within 60 days through the exercise of vested SARs as follows: Mr. Nordholm, 26,684 shares; Ms. Ramesh, 3,061 shares; Mr. Carpenter, 3,036 shares; Mr. Mullery, 20,329 shares; and Mr. Crady, 4,056 shares. Each SAR represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C Non-Voting Common Stock on the date of exercise over the grant price. Because the future exercise date of vested SARs is not known, the fair market value of a share on the date of exercise is also not known, so the actual number of shares of Class C Non-Voting Common Stock that each person will receive upon exercise of SARs cannot be determined at this time. The number of shares of Class C Non-Voting Common Stock beneficially owned by each named executive officer reflected in the table above related to SARs is higher than the number of shares of Class C Non-Voting Common Stock that each named executive officer will actually receive upon exercise of any vested SARs.
(2) Group includes the following current executive officers: Brian M. Brinch, Zachary N. Carpenter, Marc J. Crady, Sean T. Datcher, Robert J. Maines, Stephen P. Mullery, Bradford T. Nordholm, Aparna Ramesh, and Kerry T. Willie. The number of shares of Class C Non-Voting Common Stock shown for the group includes shares underlying SARs that may be acquired within 60 days by the members of the group through the exercise of vested SARs.

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STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS, AND CERTAIN BENEFICIAL OWNERS

Policies on Employee, Officer, and Director Hedging of Farmer Mac Securities

Farmer Mac has a policy on insider trading applicable to all directors and employees (including named executive officers) that requires compliance with the federal securities laws and adherence to Farmer Mac's other policies and procedures (including "open windows" for sales of stock and the adoption of Rule 10b5-1 plans). Farmer Mac's insider trading policy prohibits any director or employee (including officers) from engaging in any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac's securities.

Principal Holders of Voting Common Stock

To Farmer Mac's knowledge, as of March 24, 2025, the following institutions are the beneficial owners of either 5% or more of the outstanding shares of Farmer Mac's Class A Voting Common Stock or Class B Voting Common Stock, and/or 5% or more of the total number of outstanding shares of Farmer Mac's Voting Common Stock.

4
Name and Address	Number of Shares Beneficially Owned	Percent of Total Voting Shares Outstanding	Percent of Total Shares Held By Class
AgFirst Farm Credit Bank 1901 Main Street, Columbia, SC 29201	84,024 shares of Class B Voting Common Stock	5.49%	16.79%
AgriBank, FCB[1] 30 E. 7th Street, Suite 1600, St. Paul, MN 55101	201,621 shares of Class B Voting Common Stock	13.17%	40.30%
CoBank, ACB[2] 6340 Fiddlers Green Circle, Greenwood Village, CO 80111	163,253 shares of Class B Voting Common Stock	10.66%	32.63%
Farm Credit Bank of Texas 4801 Plaza on the Lake, Austin, TX 78746	38,503 shares of Class B Voting Common Stock	2.51%	7.70%
Matthew 25 Management Corp. 715 Twining Road, Suite #212, Dresher, PA 19025	79,484 shares of Class A Voting Common Stock	5.20%	7.71%
National Rural Utilities Cooperative Finance Corporation[3] 20701 Cooperative Way, Dulles, VA 20166	81,500 shares of Class A Voting Common Stock	5.32%	7.91%
Zions Bancorporation, National Association One South Main Street, Salt Lake City, UT 84133	322,100 shares of Class A Voting Common Stock	21.04%	31.25%
1 Richard H. Davidson and Daniel L. Shaw were members of the board of directors of AgriBank until 2021. Messrs. Davidson and Shaw are current members of Farmer Mac's Board and Class B Nominees. They do not beneficially own any shares held by AgriBank, FCB.
2 Including its affiliate, CoBank, FCB. Kevin G. Riel was a member of the board of directors of CoBank, ACB from 2014 to 2021. Amy H. Gales was employed by CoBank, ACB from 2007 to 2018, most recently as an Executive Vice President. Mr. Riel and Ms. Gales are current members of Farmer Mac's Board and Class B Nominees. They do not beneficially own any shares held by CoBank, ACB or its affiliates.
3 Todd P. Ware was a member of the board of directors of National Rural Utilities Cooperative Finance Corporation until 2021. Mr. Ware is a current member of Farmer Mac's Board and a Class A Nominee. He does not beneficially own any shares held by National Rural Utilities Cooperative Finance Corporation.

28

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current executive officers of Farmer Mac, the principal positions held by them with Farmer Mac, and the officers' experience before joining Farmer Mac.

Name	Age	Farmer Mac Positions Held and Professional Experience

Bradford T. Nordholm	69
Mr. Nordholm was appointed to serve as President and Chief Executive Officer in October 2018. Before his appointment as Farmer Mac's Chief Executive Officer, Mr. Nordholm was employed by Starwood Energy Group Global LLC (“Starwood Energy”), currently known as Lotus Infrastructure Partners, in various capacities from 2006 until September 2018, including serving as its first Chief Executive Officer & Managing Director from 2006 to 2016, its Co-Head & Senior Managing Director from 2016 to 2017, and its Vice Chairman & Senior Managing Director from 2017 to 2018. Before joining Starwood Energy, Mr. Nordholm served from 2002 to 2006 in dual capacities as the Co-Founder and Chief Executive Officer of Tyr Energy, an energy infrastructure management firm, and as the Co-Founder & Chairman of Tyr Capital, an asset management and capital investment firm. From 1995 to 1998, Mr. Nordholm served as the Chief Executive Officer of U.S. Central, which was a wholesale financial cooperative for corporate credit unions in the United States. Mr. Nordholm also served in senior-level positions at Aquila, which was later acquired by Kansas City Power & Light, from 1999 to 2002, and at National Cooperative Bank from 1984 to 1995. He was also employed in various capacities by Federal Land Bank of St. Paul (reorganized into AgriBank FCB) and Interregional Service Corporation of Minneapolis (acquired by an entity in the Farm Credit System) from 1980 to 1984. Mr. Nordholm currently serves on the boards of Carleton College, the Smithsonian Environmental Research Center, and the Anne Arundel Agriculture Commission. Mr. Nordholm received a Bachelor of Arts degree in Economics from Carleton College.

Aparna Ramesh	50
Ms. Ramesh was appointed to serve as Executive Vice President – Chief Financial Officer in January 2020. Ms. Ramesh joined Farmer Mac with over two decades of financial experience, most recently with the Federal Reserve Bank of Boston, where she served in increasingly complex and senior finance roles culminating in her appointment as Senior Vice President & Chief Financial Officer. She also served as the Chief Administrative Officer and member of the management committee for the FedNow℠ real-time payment and settlement service that was launched in 2019. In 2017, she was one of only 22 executives globally to be selected for the distinguished Aspen Institute Finance Leaders Fellowship for enlightened leadership in finance and society-at-large. Before joining the Boston Fed, Ms. Ramesh spent ten years in commercial banking at M&T Bank and Cambridge Savings Bank in roles spanning product management, asset-liability management, and profitability. Ms. Ramesh was appointed to the board of directors of Independent Bank Corp. and Rockland Trust Company effective April 1, 2025. Ms. Ramesh holds a Master of Business Administration degree from the Massachusetts Institute of Technology, Sloan School of Management; a Master’s degree in Finance from the Rochester Institute of Technology; and integrated Master’s degrees from the Birla Institute of Technology and Science.

Zachary N. Carpenter	43	Mr. Carpenter was appointed to serve as Executive Vice President – Chief Business Officer in May 2019. Mr. Carpenter has devoted much of his career to facilitating dependable credit and financial solutions for American agriculture and rural communities and has accumulated deep expertise developing and innovating financial solutions across the agribusiness value chain while developing strong relationships with other providers of capital. Before joining Farmer Mac, Mr. Carpenter spent nearly a decade in various management positions at CoBank, ACB, most recently as a Managing Director and Sector Vice President of its Corporate Agribusiness Banking Group, and previously as Executive Director in its Capital Markets division. He has also served as a vice president in corporate finance at Goldman Sachs. Mr Carpenter earned a Bachelor of Science degree in Economics with a concentration in corporate finance from the Wharton School of Business at the University of Pennsylvania, and a Master of Business Administration with specializations in corporate finance, accounting, and business law from the Stern School of Business at New York University.

Stephen P. Mullery	58
Mr. Mullery was appointed to serve as General Counsel and Secretary in June 2012. He was promoted to Executive Vice President from Senior Vice President in April 2018. Before Mr. Mullery's appointment as General Counsel in 2012, he served as Farmer Mac's Assistant General Counsel starting in 2000 and then Deputy General Counsel starting in 2009. From 1995 to 2000, Mr. Mullery was an associate in the Washington, DC office of the law firm Cadwalader, Wickersham & Taft, where he focused on matters involving securitization, corporate finance, commercial real estate, and GSE regulation. Mr. Mullery received his undergraduate degree from Harvard College and graduated summa cum laude from Notre Dame Law School.

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EXECUTIVE OFFICERS

Brian M. Brinch	48
Mr. Brinch was appointed to serve as Executive Vice President – Chief Risk Officer in March 2025, after having served as Senior Vice President – Enterprise Risk Officer since March 2021. Mr. Brinch served as Senior Vice President – Rural Infrastructure from May 2019 to March 2021 and as Senior Vice President – Business Strategy and Financial Research for a year before that. Before Mr. Brinch's appointment as a Senior Vice President in 2018, he served as Vice President – Financial Planning and Analysis starting in April 2014 and in multiple positions at Farmer Mac before that starting in 2000, including as Director – Financial Research, Manager – Financial Research, Senior Financial Research Associate, and Financial Research Associate. Mr. Brinch received a Bachelor of Science degree in Meteorology from The Pennsylvania State University and a Master of Science degree in Agricultural and Applied Economics from The Pennsylvania State University. Mr. Brinch is also a Chartered Financial Analyst® charterholder and holds a Financial Risk Manager® designation from the Global Association of Risk Professionals.

Marc J. Crady	55	Mr. Crady was appointed to serve as Senior Vice President – Chief Credit Officer in March 2021. Before that, he worked for Fifth Third Bank, where he was a Managing Director and spent more than a decade in its Food & Agribusiness and Leveraged Finance groups. He held roles across the commercial bank, including relationship management, business development, sponsor coverage, underwriting, and portfolio management. He led the Leveraged Finance Portfolio Management group starting at the onset of and through the depths of the recession caused by COVID-19. Mr. Crady earned a Bachelor of Science degree in finance from Indiana University and an MBA in management & strategy from the Kellogg School of Management at Northwestern University.

Sean T. Datcher	58
Mr. Datcher was appointed to serve as Senior Vice President – Chief Information Officer in April 2023 with over 30 years of experience as a technology professional leading multiple technology groups and teams. During that time, he served in several executive roles and developed a deep knowledge of technology through experience as a software architect, software developer, network engineer, and database administrator. Before recently joining Farmer Mac, Mr. Datcher was the Chief Technology Officer of Credit Corp (d/b/a Check Into Cash) starting in 2018. He also previously served as Senior Vice President, Software Development and Architecture at Elevate Financial from 2017 to 2018, as well as eBusiness CIO with Travelers Insurance from 2012 to 2017 and Senior Vice President, Business Executive responsible for eCommerce and Global Large Commercial Card Technology with Bank of America from 2007 to 2012. Before 2007, Mr. Datcher worked for many years in the travel industry as Sr. Director of Development responsible for Sabre Holdings Corp. and Travelocity, as well as Sr. Manager of Development for Continental Airlines. Mr. Datcher received his Bachelor of Science in Business Management, and he has completed technology leadership training with Darden School of Business at the University of Virginia.

Robert J. Maines	56	Mr. Maines was appointed to serve as Senior Vice President – Operations in March 2021, after having served as Vice President – Enterprise Risk Officer since joining Farmer Mac in December, 2018. Mr. Maines has over 30 years of experience in Financial Services in a variety of Executive Positions. Prior to joining Farmer Mac, Mr. Maines served as President and CEO of Outer Banking, Inc., a retail services company. From 2008 to 2016, Mr. Maines served as Executive Vice President – Chief Risk / Operations Officer at Beneficial Bank. In this role, Mr. Maines oversaw Enterprise Risk, Credit, Loan Operations, Deposit Operations, Compliance, Bank Secrecy Act (BSA), Security, Information Security, IT and Call Center Operations for the Bank. While at Beneficial Bank Mr. Maines chaired the Credit Risk Committee, was a member of the Asset / Liability Committee, Community Reinvestment Committee and Disclosure Committee. Mr. Maines spent two years prior to his time at Beneficial Bank as a Director at Accume Partners overseeing Audit and Risk Management engagements at a variety of Community Banks and Credit Unions in the Mid-Atlantic and Northeast Regions. Previously, Mr. Maines spent the 16 years at MBNA America and Bank of America in a variety of management roles in Credit, Workout, Loan Review, Internal Control, Audit, Information Security and Compliance. Mr. Maines graduated from the University of Delaware with a Bachelor of Science degree in Economics.

Kerry T. Willie	60
Ms. Willie was appointed to serve as Senior Vice President – Chief Human Resources Officer in February 2022 after having served as Vice President – Human Capital since June 2018. Ms. Willie has over 20 years of human resources and operations experience, serving as Director, Human Resources Business Partner at Blackboard Inc. from 2015 to 2018. Before joining Blackboard, Ms. Willie served from 2007 to 2015 in several roles, most recently as Corporate Director of Human Resources at Northrop Grumman Corporation, where she provided talent management strategies for up to 3,000 employees. Before that, Ms. Willie served as Executive Vice President, Administration for SBLI USA, where she led human resources, customer operations, and facilities during a time of transformational growth. Ms. Willie’s early human resources career included work at the Boston Public Health Commission and Hertz Car Rental. Ms. Willie holds a Master of Business Administration from Fairleigh Dickinson University, New Jersey, and a Bachelor of Science from Ithaca College, New York.

30

EXECUTIVE COMPENSATION GOVERNANCE
EXECUTIVE COMPENSATION GOVERNANCE

Overview of Executive Compensation Governance

The Human Capital and Compensation Committee of Farmer Mac's Board of Directors ("Compensation Committee") determines the salaries, incentive compensation, and other compensation and benefits of Farmer Mac's named executive officers. The Compensation Committee also recommends the compensation of directors in consultation with the Corporate Governance Committee for approval by the Board. The members of the Compensation Committee who determined the 2024 compensation of Farmer Mac's directors and named executive officers were Mr. Culver, Mr. Davidson, Mr. Engebretsen, Dr. Faivre, and Mr. Ware. Mr. Davidson served as chair of the Compensation Committee from June 2012 through May 2024, when Mr. Ware became chair and Mr. Davidson remained on the committee as vice chair. Mr. Riel was added as a member of the Compensation Committee in May 2024 after the compensation of the directors and named executive officers for 2024 had already been determined. No current member of Farmer Mac's Compensation Committee is or has been an officer or employee of Farmer Mac. As described in "Corporate Governance Matters—Director Independence," the Board has affirmatively determined that all members of the Compensation Committee are "independent" under:
•Farmer Mac's Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all general standards for director independence under applicable SEC and NYSE rules; and
•the added independence criteria prescribed by NYSE rules specifically for directors who serve on the Compensation Committee.
The Compensation Committee and the Board review the Compensation Committee Charter annually and approve changes as appropriate. During 2024, the Compensation Committee reviewed and recommended approval of a revised Compensation Committee Charter, which the Board approved in November 2024. The complete text of the Compensation Committee Charter, which reflects standards in SEC and NYSE rules, is available on Farmer Mac's website (www.farmermac.com) in the "Corporate Governance" portion of the "Investors" section. A print copy of the Compensation Committee Charter is available free of charge upon written request addressed to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037.

The Compensation Committee determines and approves the total compensation of executive officers after evaluating current market compensation levels for comparable positions and assessing each executive officer's performance during the previous calendar year. The Compensation Committee also consults with the chief executive officer in evaluating all other executive officers. Neither the chief executive officer nor any other executive officer is present during deliberations on his or her compensation by the Compensation Committee or the Board. The Compensation Committee, in consultation with the Corporate Governance Committee, recommends to the Board the total levels of compensation for Farmer Mac's directors. The Compensation Committee does not delegate any of its authority to other persons.
The Compensation Committee engaged Aon's Human Capital Solutions practice, a division of Aon plc ("Aon") and otherwise known as McLagan, as its independent compensation consultant during 2024. Aon is accountable to and reports directly to the Compensation Committee. The Compensation Committee asked Aon to provide market data on executive and director compensation and information about compensation trends. The Compensation Committee met with Aon during 2024 both in general committee session and in executive session with no members of management present. The chair of the Compensation Committee also met separately with Aon with the consent of the other Compensation Committee members.

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EXECUTIVE COMPENSATION GOVERNANCE

Overview of Farmer Mac's Executive Compensation Practices

Farmer Mac has designed its executive compensation program to align with good governance practices. The program reflects our philosophy that:
•pay should be aligned with appropriate business objectives, effective risk management, and stockholder interests; and
•incentive compensation should depend on company and individual performance without encouraging undue risk-taking.
Under the oversight of our Compensation Committee from design to payout, our executive compensation program is based on a pay-for-performance approach (both short-term and long-term) and executive retention. Our executive compensation program has the following key features consistent with sound governance:
•Our short-term and long-term incentive compensation is based on balanced frameworks of metrics that are aligned with our mission and support the safety and soundness of Farmer Mac.
•We continue to use equity grants to remain competitive with our market for executive talent. Our long-term incentive compensation maintains a balanced mix of stock appreciation rights ("SARs"), performance-based restricted stock units ("RSUs"), and time-based RSUs, placing less emphasis on SARs in the mix of long-term incentive compensation.
•Much of the long-term incentive compensation we award is contingent on increased stockholder value and long-term performance through our grants of SARs and performance-based RSUs.
•Incentive awards under our performance-based cash and equity plans are subject to caps and specific performance minimums.
•We do not provide our executive officers with any pension or supplemental executive retirement plans ("SERPs") that include an enhanced contribution formula compared to the formula used for contributions made by Farmer Mac on behalf of other employees. Executive officers participate in our defined contribution qualified retirement plan available to all employees. Our "make-whole" or "restoration" nonqualified deferred compensation plan offered to some executive officers uses the same contribution formula used to determine Farmer Mac's contributions to the retirement accounts of all employees.
•We have an employment agreement with our CEO that is a fixed-term contract. None of our other executive officers have employment contracts.
•We provide conservative severance provisions to some executive officers, and we do not provide any additional benefits upon a change-in-control (no "golden parachutes").
•We do not provide some types of perquisites offered by many companies, such as club memberships, company cars, car allowances, private air travel, or security services.
•We offer limited perquisites to executive officers above and beyond the benefits provided to all other employees, such as paid parking at our office building located in Washington, DC and an incremental preventive health benefit that provides an opportunity to obtain a comprehensive physical examination and related testing at a specialized medical facility each year.
•Our insider trading policy prohibits any director or employee from engaging in pledging and specified hedging activities in Farmer Mac's securities.
•We have a stock ownership policy to better align the interests of officers and directors with those of Farmer Mac's stockholders.
•We have a compensation recovery or "clawback" policy that is consistent with SEC and NYSE requirements, which allows us to recover incentive compensation from current or former executive officers for an accounting restatement, termination of employment for "cause," or an incorrect calculation of a financial measure used to determine the value or amount of incentive compensation.
•We evaluate our executive compensation program regularly to ensure that it does not create incentives for employees to take material risks.

32

EXECUTIVE COMPENSATION GOVERNANCE

Compensation Discussion and Analysis

This Compensation Discussion and Analysis ("CD&A") discusses our executive compensation program, mainly as it relates to our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers during 2024 ("named executive officers"):
•Bradford T. Nordholm, President and Chief Executive Officer;
•Aparna Ramesh, Executive Vice President – Chief Financial Officer and Treasurer;
•Zachary N. Carpenter, Executive Vice President – Chief Business Officer;
•Stephen P. Mullery, Executive Vice President – General Counsel and Secretary; and
•Marc J. Crady, Senior Vice President – Chief Credit Officer.
This list of named executive officers has not changed since our CD&A for 2023.
Compensation Philosophy
The Board, through the Compensation Committee, has adopted a total compensation philosophy for Farmer Mac. Farmer Mac's total compensation philosophy is designed to maintain a compensation program that fosters a performance-oriented, results-based culture where compensation varies based on the business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. At the 2024 Annual Meeting of Stockholders to approve the compensation of Farmer Mac's named executive officers disclosed in Farmer Mac's 2024 Proxy Statement, over 99% of the votes cast by Farmer Mac's stockholders (excluding broker non-votes and abstentions) supported the compensation of the named executive officers. The Board considered the results of this advisory vote and determined that Farmer Mac's compensation policies and decisions should continue to emphasize the total compensation philosophy. Specifically, Farmer Mac's compensation program aims to:

Attract, retain, and reward employees with the skills required to accomplish Farmer Mac's business objectives	Provide accountability and incentives for achievement of those objectives	Pay for performance by linking significant compensation to increased stockholder value and the attainment of established corporate performance goals

Properly balance Farmer Mac's risk profile with both annual and long-term incentives	Align with Farmer Mac's business processes, such as business planning, performance management, succession planning, and risk management	Reward employees for accomplishments in leadership and strategic performance in areas that can be significant drivers of long-term stockholder value

Farmer Mac's total compensation philosophy seeks to achieve the appropriate balance among market-based salaries, variable incentive compensation, and benefits collectively designed to motivate the named executive officers to achieve Farmer Mac's current and long-term business objectives and thereby enhance long-term stockholder value. This philosophy also seeks to encourage effective risk management and prudent risk-taking within Board-established parameters with the proper balance between short-term and long-term business performance. Farmer Mac strives to deliver a significant portion of total compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance.

33

EXECUTIVE COMPENSATION GOVERNANCE
Peer Groups and Market Posture
Farmer Mac is a federally chartered corporation created to establish a secondary market for agricultural and rural loans designed to:
•increase the accessibility of financing for American agriculture and rural infrastructure;
•provide greater liquidity and lending capacity for agricultural and rural lenders; and
•facilitate intermediate-term and long-term agricultural and rural funding across business cycles.
Farmer Mac is unique because it is a government-sponsored enterprise ("GSE") regulated by the Farm Credit Administration but is also a publicly-traded financial services company. It is therefore difficult to identify "peer" companies for comparison purposes. However, the Compensation Committee has worked with Aon to identify a blend of comparably-sized publicly-traded financial services companies and other mission-focused financial institutions whose business and risk profiles align with Farmer Mac's. The result is a peer group that includes public banks, Farm Credit System ("FCS") institutions, Federal Home Loan Banks ("FHLBs"), and National Rural Utilities Cooperative Finance Corporation ("CFC"), a mission-focused, financially-oriented cooperative based in the Washington, DC metropolitan area focused on financing rural infrastructure.

The Compensation Committee uses a peer group to assess competitive practices. Any peer group used by Farmer Mac is selected based on criteria approved by the Compensation Committee and is designed to align the peer group with the unique attributes of Farmer Mac. The peer group used for 2024 executive compensation decisions included two segments that grouped similar types of organizations for analysis – one segment composed of public banks and one GSE segment composed of FCS institutions and FHLBs. That peer group reflects the Compensation Committee's decision in August 2023, as part of its regular annual review of the peer group, to maintain the public banks and GSE segments of the peer group without change other than to reflect merger activity to help inform executive compensation decisions for 2024. The Compensation Committee also continued to use CFC's executive compensation information in composite peer group data for 2024 executive compensation decisions.
The Compensation Committee selected the organizations in the 2024 peer group to balance traditional asset comparisons with total employee headcount, operating expense, complexity of operations, number of products, and realistic career opportunities. The Compensation Committee believes that this approach to the peer group:
•remains relevant to Farmer Mac in business and organizational focus;
•provides valuable information about relevant but distinct labor markets;
•is of sufficient size to buffer against the effects of removals due to acquisitions and mergers; and
•is robust enough to ensure statistical reliability of benchmarking data.

34

EXECUTIVE COMPENSATION GOVERNANCE
The Compensation Committee used the following peer group to help determine the competitive market for 2024 executive compensation decisions:
Public Banks Segment
•Cadence Bank
•Commerce Bancshares, Inc.
•First Financial Bankshares, Inc.
•First Interstate BancSystem, Inc.
•First Merchants Corporation
•Fulton Financial Corporation
•Glacier Bancorp, Inc.
•Heartland Financial USA, Inc.
•Northwest Bancshares, Inc.
•Old National Bancorp
•Pinnacle Financial Partners, Inc.
•Prosperity Bancshares, Inc.
•Provident Financial Services, Inc.
•Simmons First National Corporation
•Trustmark Corporation
•UMB Financial Corporation
•United Community Banks, Inc.
GSE Segment
•AgFirst Farm Credit Bank
•AgriBank, FCB
•AgWest Farm Credit, ACA
•American AgCredit, ACA
•CoBank, ACB
•Compeer Financial, ACA
•Farm Credit Bank of Texas
•Farm Credit Mid-America, ACA
•Farm Credit Services of America, ACA
•Federal Farm Credit Banks Funding Corporation
•Federal Home Loan Bank of Atlanta
•Federal Home Loan Bank of Chicago
•Federal Home Loan Bank of Cincinnati
•Federal Home Loan Bank of Dallas
•Federal Home Loan Bank of Des Moines
•Federal Home Loan Bank of Indianapolis
•Federal Home Loan Bank of New York
•Federal Home Loan Bank of San Francisco
•FHLBanks Office of Finance
Other Relevant Organization Used in Composite Data
•National Rural Utilities Cooperative Finance Corporation
The Compensation Committee evaluated this peer group in August 2024 as part of its annual review and made the following adjustments to the peer group to help inform executive compensation decisions for 2025:
•removed Northwest Bancshares, Inc. and Provident Financial Services, Inc. from the public banks segment of the peer group; and
•added Merchants Bancorp to the public banks segment of the peer group.
The Compensation Committee believes that these peer groups are useful tools to assist the Compensation Committee in assessing Farmer Mac's executive compensation program but provide only one perspective. Because of Farmer Mac's unique business model and the importance of multiple factors that should be considered in making compensation decisions, the Compensation Committee has also concluded that competitive market data from any segment or peer group should not be the primary consideration in determining specific pay levels, especially for positions that are not the Chief Executive Officer or the Chief Financial Officer. Our compensation program aims to reward individuals for achieving our goals and to attract, retain, and motivate our executive team, whose skills are critical to the current and long-term success of Farmer Mac. In establishing compensation for 2024, the Compensation Committee examined pay data from the applicable peer group to stay current with market pay practices and design trends and to assess the competitiveness of overall compensation, but the Committee did not rely only on this data. We use data from the peer groups for reference and informational purposes but also consider factors such as proprietary broader market survey data provided by our compensation consultants and our executive officers' individual performance, experience, and scope of role given our unique strategy and mission. We do not specifically weight any of these criteria in making compensation decisions, nor do we target a specific percentile of any segment or peer group. We manage total compensation to be competitive and vary the specific components of compensation to achieve our total compensation philosophy. For each named executive officer other than Farmer Mac's Chief Executive Officer, the Compensation Committee considered recommendations of the Chief Executive Officer along with the above-described factors in establishing compensation for 2024.

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EXECUTIVE COMPENSATION GOVERNANCE
Approach to Incentive Compensation
Farmer Mac strives to deliver a significant portion of total compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance.
Short-Term Incentive Compensation. The Compensation Committee establishes performance measures under the short-term incentive plan each year in an effort to balance growth in business volume, earnings, and revenues with prudent risk management objectives. For 2024, the Compensation Committee established four performance measures to quantify these objectives:
•Business Volume
•Earnings
•Total Revenues
•Ratio of Substandard Assets to Regulatory Capital
The Compensation Committee has also included a discretionary "Leadership and Strategic Performance" measure for each named executive officer, as discussed on page 41.
In determining whether the targets are met, the Compensation Committee defines the performance measures as follows:
•"Business Volume": as of any date of determination, the total outstanding amount of Farmer Mac's on- and off-balance sheet program assets attributable to Farmer Mac's lines of business, including any subordinated or non-guaranteed tranches of securitized assets and loans serviced for others but excluding any assets held in Farmer Mac's liquidity investment portfolio. The Business Volume performance measure used to determine short-term incentive compensation for 2024 used an average of month-end balances during the calendar year.
•"Earnings": core earnings (a non-GAAP financial measure reported by Farmer Mac described below) excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of real estate owned ("REO") property.
•"Total Revenues": net effective spread (a non-GAAP financial measure reported by Farmer Mac described below) plus all other gains and fees.
•"Substandard Assets" and "Regulatory Capital": as reported in Farmer Mac's Annual Report on Form 10-K as of December 31, but excluding REO property.
Core earnings, as described in Farmer Mac's Annual Report on Form 10-K filed with the SEC on February 21, 2025, differs from GAAP net income attributable to common stockholders by excluding the effects of fair value fluctuations and the effects of specified infrequent or unusual transactions. In summary, the non-GAAP reconciling items between the two measures are:
•gains or losses on undesignated financial derivatives due to fair value changes;
•gains or losses on hedging activities due to fair value changes;
•unrealized gains or losses on trading securities;
•amortization of premiums or discounts and deferred gains on assets consolidated at fair value;
•the net effects of terminations or net settlements on financial derivatives; and
•the exclusion of the effects of specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business, such as the recognition of deferred issuance costs on the retirement of preferred stock.
Farmer Mac believes that core earnings is a better measure than GAAP net income attributable to common stockholders to evaluate Farmer Mac's economic performance, transaction economics, and business trends because GAAP net income attributable to common stockholders can be affected significantly by periodic fluctuations in the fair value of the assets held by Farmer Mac. Those fluctuations are not related to Farmer Mac's fundamental business and are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations over time because those assets are generally held to maturity.
Farmer Mac uses net effective spread, as described in Farmer Mac's Annual Report on Form 10-K filed with the SEC on February 21, 2025, to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Farmer Mac believes that net effective spread is a useful alternative measure that reflects the economics of the net spread between all the assets owned by Farmer Mac and all related funding, including any associated derivatives, some of which may not be included in GAAP net interest income. Net effective spread differs from GAAP net interest income by excluding certain items from net interest income related to consolidated trusts and fair value changes of financial derivatives and including certain other items related to financial derivatives that net interest income does not contain. In summary, the differences between the two measures are:
•Farmer Mac excludes from net effective spread the interest income and interest expense associated with consolidated trusts and the average balance of the loans underlying these trusts to reflect management's view that the net interest income Farmer Mac earns on the related Farmer Mac Guaranteed Securities owned by third parties is effectively a guarantee fee. Accordingly, the excluded interest income and interest expense associated with consolidated trusts is reclassified to guarantee and commitment fees in determining Farmer Mac's core earnings.
•Farmer Mac also excludes from net effective spread the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships because they are not expected to have an economic effect on Farmer Mac's financial performance, as we expect to hold the financial derivatives and corresponding hedged items to maturity.

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•Net effective spread includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives"). For undesignated financial derivatives, Farmer Mac records the income or expense related to the accrual of the contractual amounts due in "Gains on financial derivatives" on the consolidated statements of operations, but the accrual of the contractual amounts due for undesignated financial derivatives are included in Farmer Mac's calculation of net effective spread.
•Net effective spread includes the net effects of terminations or net settlements on financial derivatives. The inclusion of these items in net effective spread reflects our view of the complete net spread between an asset and all of its related funding, including any associated derivatives, whether or not they are designated in a hedge accounting relationship.
The Compensation Committee measures achievement against each of these performance measures as of year-end. Each performance measure is weighted as determined by the Compensation Committee, and the Compensation Committee establishes thresholds within each performance measure to determine the actual levels of attainment necessary for payout. Although it is always a challenge to narrow down to a few measures, the Compensation Committee chose these measures because they most closely represent the business goals established by the Board and management and balance the need for growth in business volume, earnings, and revenues; the maintenance of disciplined underwriting and high credit quality through prudent risk management; and continued financial stability with the enhancement of stockholder value.
Long-Term Incentive Compensation and Policies and Practices Related to the Grant of Equity Awards. For long-term incentive compensation for executive officers, the Compensation Committee grants equity-based compensation each year in the form of SARs, performance-based RSUs, and time-based RSUs. Executive officers are the only employees who receive SARs and performance-based RSUs. Members of the Board and non-executive employees do not receive those types of equity awards and receive only time-based RSUs. All grants of equity-based compensation must comply with a policy approved by Farmer Mac's Board designed to:
•create a framework for a consistent process for granting equity-based awards;
•prevent the backdating of awards;
•prohibit the manipulation of the timing of the public release of material information or of an award with the intent to benefit an award recipient; and
•ensure the overall integrity and efficiency of Farmer Mac’s award process.
Under this policy, for grants of equity-based compensation awards in the form of RSUs, the number of RSUs awarded is based on a target long-term incentive value for the individual divided by the average closing price of Farmer Mac’s Class C Non-Voting Common Stock over the previous 30 calendar days ending seven calendar days before the grant date. For equity grants in the form of SARs, the number of SARs awarded is based on a target long-
term incentive value for the individual divided by the Black-Scholes value ending seven calendar days before the grant date based on assumptions consistent with the assumptions Farmer Mac uses for determining stock-based compensation expense under GAAP. The Board policy requires the exercise price or grant price of any SAR to be the fair value of Farmer Mac’s Class C Non-Voting Common Stock on the grant date, defined as the closing price of that stock as reported by the NYSE on the grant date.
Farmer Mac generally grants equity-based compensation to directors and employees (including to our named executive officers) each year between three and ten business days after the filing of Farmer Mac's Annual Report on Form 10-K with the SEC. Awards may also be made in special circumstances such as the start of employment, exceptional performance, promotion, assumption of additional duties, or to incentivize continued employment. The annual equity grants to executive officers are generally allocated as follows:
•50% of the applicable targeted value in time-based RSUs;
•25% of the applicable targeted value in performance-based RSUs; and
•25% of the applicable targeted value in SARs.
During the last fiscal year, the Compensation Committee did not take material nonpublic information into account when determining the timing or terms of equity awards, except that Farmer Mac does not grant equity awards during periods in which there is material nonpublic information about Farmer Mac, including during blackout periods or at any time during the period beginning four business days before and ending one business day after the filing of any Form 10-Q or 10-K, or the filing or furnishing of a Form 8-K that discloses material nonpublic information. Farmer Mac has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
The performance-based RSUs granted in March 2024 are linked to Farmer Mac's performance so that the RSUs will vest on March 31, 2027 only if Farmer Mac achieves specified long-term performance goals for 3-year cumulative Earnings as of December 31, 2026, subject to “gatekeeper” metrics related to capital and asset quality. These performance-based RSUs may increase or decrease above or below the targeted value at the time of grant, depending on actual performance, with the potential payout ranging from 0% to 200% of the target number of shares determined on the grant date. The Compensation Committee established the long-term incentive performance goals to reward achievements directly related to Farmer Mac's strategic plan to grow Earnings while maintaining safety and soundness.
The Compensation Committee continues to believe that grants of SARs provide a valuable way to link the executives' long-term incentive compensation to the interests of Farmer Mac's stockholders. SARs only have realizable value to the extent that the stockholders have received an increase in value while the SARs are outstanding. See "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Long-Term Incentive Compensation" for more information about the equity-based grants to named executive officers in 2024.

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Total Compensation Elements
The total compensation package for the named executive officers consists of four elements to offer a balanced compensation package:
•base salary;
•annual (short-term) cash incentive compensation;
•long-term, equity-based incentive compensation; and
•retirement and other benefits, most of which are similarly provided to all other full-time employees.
The Compensation Committee believes that this reflects its philosophy of promoting a performance-oriented, results-based culture where compensation varies based on business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. Consistent with Farmer Mac's total compensation philosophy, much of the named executive officers' total compensation is performance-based.
The Compensation Committee approved the 2024 target compensation levels for the named executive officers as described in the table below.
2024 Target Compensation Levels

Name	Base Salary	Target Bonus	Target Total Cash Compensation[1]	Target Long-Term Incentive Value[2]	Target Total Direct Compensation[3]
Bradford T. Nordholm	$800,000	$800,000 (100% of base salary)	$1,600,000	$1,450,000	$3,050,000
Aparna Ramesh	$540,000	$270,000 (50% of base salary)	$810,000	$450,000	$1,260,000
Zachary N. Carpenter	$465,000	$348,750 (75% of base salary)	$813,750	$450,000	$1,263,750
Stephen P. Mullery	$500,000	$200,000 (40% of base salary)	$700,000	$300,000	$1,000,000
Marc J. Crady	$415,000	$166,000 (40% of base salary)	$581,000	$190,000	$771,000
1 Target total cash compensation equals approved base salary plus target bonus.
2 Includes the targeted value of time-based RSUs, performance-based RSUs, and SARs, allocated at 50%, 25%, and 25%, respectively, of the total equity award granted in 2024. The number of RSUs and SARs actually granted in March 2024 was determined in accordance with the Board policy on grants of equity-based compensation described above in "Approach to Incentive Compensation—Long-Term Incentive Compensation."
3 Target total direct compensation equals target total cash compensation plus the target long-term incentive value.

In determining the target compensation levels for 2024, the Compensation Committee reviewed peer group market information provided by Aon for the compensation elements of base salary, target total cash compensation, and target total direct compensation for each position. The Compensation Committee also reviewed other market information related to trends in the broader banking and financial services industry provided by Aon to provide more context. In determining each element of target compensation for 2024, the Compensation Committee considered the applicable market information in relation to Farmer Mac's performance and the relevant position in the peer group. The Compensation Committee also considered factors unique to each individual, such as an individual's:
•performance, expertise, experience, competencies, and skills;
•contribution to Farmer Mac's performance;
•tenure at Farmer Mac;
•future potential;
•scope of responsibility and accountability within Farmer Mac;
•ethics and integrity; and
•other leadership attributes and accomplishments.

The Compensation Committee does not target a specific percentile in the peer group for each element of total direct compensation and considers the variety of factors described above in considering the range of competitiveness for target total direct compensation.
The Compensation Committee evaluated the total compensation package for each executive officer with a title of Senior Vice President and higher during first quarter 2024. Based on the Compensation Committee’s review of peer group and other market data related to the broader banking and financial services industry, the Compensation Committee approved the following changes to named executive officer compensation for 2024 compared to 2023:
•Bradford T. Nordholm: Maintained annual base salary at $800,000 and the fixed target percentage for target bonus at 100% of base salary. Increased the targeted value of long-term incentive awards by $250,000 compared to the regular 2023 grant of equity compensation (excluding the target value of a special one-time incentive equity award of 15,000 performance-based RSUs granted in March 2023 that was designed to retain Mr. Nordholm as Farmer Mac’s President and Chief Executive Officer through the end of the term of his amended employment agreement, as well as to promote the achievement of specified performance goals). The cumulative effect of these actions was

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to increase Mr. Nordholm's total target direct compensation by 8.9% for 2024 compared to his targeted level for 2023 (excluding the special incentive equity award).
•Aparna Ramesh: Increased annual base salary by $15,000 and maintained the fixed target percentage for target bonus at 50% of base salary. Increased the targeted value of long-term incentive awards by $50,000 compared to the 2023 grant of equity compensation. The cumulative effect of these actions was to increase Ms. Ramesh's total target direct compensation by 6.1% for 2024 compared to her targeted level for 2023.
•Zachary N. Carpenter: Increased annual base salary by $15,000 and maintained the fixed target percentage for target bonus at 75% of base salary. Increased the targeted value of long-term incentive awards by $50,000 compared to the 2023 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Carpenter's total target direct compensation by 6.4% for 2024 compared to his targeted level for 2023.
•Stephen P. Mullery: Increased annual base salary by $15,000 and maintained the fixed target percentage for target bonus at 40% of base salary. Maintained the targeted value of long-term incentive awards at the same level as the 2023 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Mullery's total target direct compensation by 2.1% for 2024 compared to his targeted level for 2023.
•Marc J. Crady: Increased annual base salary by $15,000 and maintained the fixed target percentage for target bonus at 40% of base salary. Increased the targeted value of long-term incentive awards by $15,000 compared to the 2023 grant of equity compensation. The cumulative effect of these actions was to increase Mr. Crady's total target direct compensation by 4.9% for 2024 compared to his targeted level for 2023.
Base Salary. We pay base salary to provide current and prospective executives with a predictable core amount of annual compensation, regardless of Farmer Mac's financial results, so long as the executives perform their duties in a competent, professional manner. The Compensation Committee sets this pay element at a level that, by itself, would provide executives with a level of financial security commensurate with the competitive market, but not at a level expected to be adequate alone to retain executives or motivate outstanding performance. The Compensation Committee strives to balance the annual base salary with the opportunity for executives to realize value in the form of both short-term and long-term incentive compensation, while remaining competitive relative to the peer group. The Compensation Committee reviews the base salaries of Farmer Mac's executive officers annually shortly after the end of the calendar year, as well as at the time of promotions or other changes in responsibilities. Increases in salary usually take effect on January 1 unless a promotion or new hire requires a different timing.
In March 2024, the Compensation Committee determined the 2024 annual base salaries of Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady based on an evaluation of each individual's performance, experience, level of responsibilities, level of base salary, and peer group market data provided by Aon. The Committee maintained Mr. Nordholm's annual base salary at $800,000 for 2024, which is the base salary contemplated in the September 2022 first amendment to Mr. Nordholm's amended employment agreement. The Compensation Committee approved $15,000 increases to the annual base salaries of each of Ms. Ramesh and Messrs. Carpenter, Mullery, and Crady, which were effective retroactively to January 1, 2024.

Name	2023 Annual Base Salary	2024 Annual Base Salary	2024 Annual Merit Increase in Dollars	2024 Annual Merit Increase as a Percentage
Aparna Ramesh	$525,000	$540,000	$15,000	2.9%
Zachary N. Carpenter	$450,000	$465,000	$15,000	3.3%
Stephen P. Mullery	$485,000	$500,000	$15,000	3.1%
Marc J. Crady	$400,000	$415,000	$15,000	3.8%

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In March 2025, the Compensation Committee approved the following changes to 2025 annual base salaries, which were effective retroactively to January 1, 2025.

Name	2024 Annual Base Salary	2025 Annual Base Salary	2025 Annual Merit Increase in Dollars	2025 Annual Merit Increase as a Percentage
Aparna Ramesh	$540,000	$555,000	$15,000	2.8%
Zachary N. Carpenter	$465,000	$475,000	$10,000	2.2%
Marc J. Crady	$415,000	$425,000	$10,000	2.4%

The Compensation Committee reviewed the base salaries of Mr. Nordholm and Mr. Mullery in early 2025 but did not increase their base salaries for 2025 above the 2024 levels of $800,000 for Mr. Nordholm and $500,000 for Mr. Mullery.
Annual Cash Incentive Compensation. We provide annual cash incentive compensation to motivate and reward performance by the executive officers. We measure this performance by comparing Farmer Mac's results against specified short-term goals established by the Compensation Committee and reviewed by the Board. In determining the performance goals and weightings for the year, the Compensation Committee considers competitive practices for incentive design and seeks to encourage prudent risk-taking within Board-established parameters by balancing growth in business volume, earnings, and revenues with risk management objectives. Consistent with this philosophy, the Compensation Committee chose performance goals and weightings for 2024 that it believed struck the appropriate balance among the corporate goals of earnings (25% weight), revenues (15% weight), business volume (10% weight), and asset quality (15% weight), as well as an individual's leadership and strategic performance (35% weight). For short-term incentive compensation for performance in 2024, the Compensation Committee decided to maintain the same design and metrics used to determine short-term incentive compensation for 2023 while calibrating the threshold, target, and maximum amounts with appropriate increases over 2023 results and consistent with Farmer Mac's 2024 business plan.
These goals most closely represent the business strategies and objectives established by the Board and management in Farmer Mac's business plan for 2024 and seek to reward responsible growth by balancing the need for growth in earnings, revenues, and business volume; the maintenance of disciplined underwriting and high credit quality through prudent risk management; and continued financial stability with enhancement of stockholder value. The Compensation Committee believes that these short-term goals align with Farmer Mac's long-term goals and public mission. As described below, Farmer Mac must also achieve pre-established financial and business thresholds before any annual cash incentive compensation will be paid.
For 2024, each of the named executive officers earned the percentages of the components of his or her annual targeted cash incentive compensation as described in the table below. 65% of each individual's incentive compensation for 2024 reflected Farmer Mac's attainment of the specified measures, which was the same for all named executive officers. The other 35% of an individual's cash incentive compensation reflected the Compensation Committee's qualitative evaluation of the achievements toward the strategic initiatives of Farmer Mac by each individual and the named executive officers as a group.
For actual performance between threshold, target, and maximum amounts, the annual incentive award earned is interpolated on a straight-line basis. If performance falls below the threshold amount, no payment is made. Payout for performance at or above the maximum amounts is capped at 200%. For 2024, Farmer Mac met or exceeded:
•the amount set forth in the target column for "Business Volume"; and
•the amounts set forth in the threshold column for "Earnings," "Total Revenues," and "Ratio of Substandard Assets to Regulatory Capital."

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The Compensation Committee places the most weight in the short-term incentive "scorecard" on the "Leadership and Strategic Performance" component (weighted at 35%) because the Committee believes that some accomplishments in this area that are more subjective and not easily quantified can be significant drivers of long-term stockholder value. Some factors the Compensation Committee considers in its qualitative evaluation of each named executive officer were an individual's professional skills, leadership, responsibility, work organization, initiative, creativity, dedication, resourcefulness, and level of contribution to the attainment of business plan objectives and strategic initiatives. The Compensation Committee reviewed Farmer Mac's 2024 accomplishments and qualitatively judged, in its evaluation, the 2024 achievements by each of the named executive officers and the named executive officers as a group, with particular focus on:
•achieving record earnings and revenue growth while maintaining excellent credit quality and strengthening Farmer Mac's capital position through retained earnings;
•maintaining strong liquidity and uninterrupted access to the debt capital markets at favorable rates;
•increasing long-term stockholder value by achieving strong return-on-equity and total stockholder return;
•successfully completing a fourth and fifth structured securitization transaction that decreased Farmer Mac's credit risk and improved its capital efficiency, while retaining rights to future recurring fee income;
•improving Farmer Mac's operations by enhancing its internal loan servicing capabilities;
•continued progress on developing the talent and infrastructure to handle more complex commercial loans;
•the outstanding leadership demonstrated by Farmer Mac's executives working as a team in the face of macroeconomic disruptions as Farmer Mac continued to provide needed liquidity and lending capacity to lenders serving rural America;
•effectively managing a growing and dispersed workforce while adding talent to the organization and maintaining low employee attrition and an operating efficiency below 30%;
•further enhancing Farmer Mac's long-term strategic planning, thought leadership, and the effectiveness of risk management;
•continued progress on strategic initiatives to promote effective outreach to key stakeholders and to broaden, deepen, and diversify Farmer Mac's sources of business; and
•Farmer Mac's continued compliance with applicable regulatory requirements.
The named executive officers were uniformly rated for the "Leadership and Strategic Performance" component for performance in 2024, in contrast to prior years, because of the uniformly high level of teamwork that resulted in the 2024 achievements identified above.
When combined, the level of incentive achieved by each of the named executive officers for 2024 was 89.90% of the applicable target bonus. Annual incentive compensation payments for 2024, which are disclosed in "Executive Compensation—Summary Compensation Table," were paid in March 2025.

Measure[1]	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)	Result	Paid
Earnings	25%	$173.3 million	$184.5 million	$197.3 million	$180.9 million	20.96%
Total Revenues	15%	$351.8 million	$374.4 million	$400.5 million	$362.0 million	10.88%
Business Volume	10%	$27.4 billion	$28.5 billion	$30.4 billion	$28.7 billion	11.39%
Ratio of Substandard Assets to Regulatory Capital	15%	less than 40%	less than 20%	less than 10%	28.87%	11.67%
Leadership and Strategic Performance	35%	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	leadership, strategic initiatives, risk management, and capital efficiency	35% for each individual
Total	100%					89.90% for each individual
1 See pages 36-37 for more detailed descriptions of these measures.

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For short-term incentive compensation for performance in 2025, the Compensation Committee decided to maintain the same design and metrics used to determine short-term incentive compensation for 2024 while calibrating the threshold, target, and maximum amounts with appropriate increases over 2024 results and consistent with Farmer Mac's 2025 business plan. For 2025, each of the named executive officers will earn percentages of the components of his or her targeted cash bonus for 2025, determined formulaically according to the scorecard below:

Measure	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)
Earnings	25%	approximately 1% above 2024 result	approximately 6% above 2024 result	approximately 12% above 2024 result
Total Revenues	15%	approximately 1% above 2024 result	approximately 6% above 2024 result	approximately 12% above 2024 result
Business Volume	10%	average outstanding business volume for 2025 approximately 1% higher than 2024 result	average outstanding business volume for 2025 approximately 6% higher than 2024 result	average outstanding business volume for 2025 approximately 12% higher than 2024 result
Ratio of Substandard Assets to Regulatory Capital	15%	less than 50% (changed from 40% for 2024)	less than 30% (changed from 20% for 2024)	less than 10% (same as for 2024)
Leadership and Strategic Performance	35%	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance
Total	100%

The Compensation Committee retains discretion to award no annual cash incentive pay in appropriate circumstances regardless of the achievement against corporate performance targets.
Long-Term Incentive Compensation. The Compensation Committee is keenly aware of the need to discourage excessive risk taking by Farmer Mac's executives while rewarding growth in stockholder value. The Compensation Committee therefore uses a mix of equity compensation for executive officers designed to reward performance and properly align the interests of executive officers with the long-term interests of stockholders through a balance of stock-based awards. The Compensation Committee believes that competitive long-term incentive awards also help retain executives over the longer term. In 2024, long-term incentive compensation consisted of grants of:
•time-based RSUs;
•performance-based RSUs; and
•SARs with an exercise price equal to the fair market value of Farmer Mac's Class C Non-Voting Common Stock on the date of grant.
The Compensation Committee considers the annual value of all components of the total compensation package (including base salary, annual incentive cash compensation, long-term incentive pay, and retirement benefits and perquisites) when determining the form and level of long-term equity grants. Although there is no formula for allocation, the long-term incentive grants are considered as part of the overall compensation package. When considering the competitive market, the Compensation Committee looks at the targeted annual value of long-term grants. The targeted annual values reflect the intended compensation for that year, so prior equity grants are considered only if there is a concern with maintaining market competitiveness.

In March 2024, the Compensation Committee granted time-based RSUs, performance-based RSUs, and SARs to all five named executive officers after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2023. In setting 2024 equity awards, the Compensation Committee determined a targeted value for the awards to each individual that was competitive and reasonable when compared to Farmer Mac's peer group and the practices of the broader banking and financial services industry, as well as consistent with Farmer Mac's performance and compensation philosophy.
•The overall targeted value for the March 2024 regular annual equity awards to Mr. Nordholm of $1,450,000 increased by $250,000 compared to the targeted value of his 2023 regular equity awards (excluding the special one-time incentive equity award of 15,000 performance-based RSUs granted in March 2023 that was designed to retain Mr. Nordholm as Farmer Mac’s President and Chief Executive Officer through the end of the term of his amended employment agreement, as well as to promote the achievement of specified performance goals).
•The overall targeted value for the March 2024 equity awards to Ms. Ramesh of $450,000 increased by $50,000 compared to the targeted value of her 2023 equity awards.
•The overall targeted value for the March 2024 equity awards to Mr. Carpenter of $450,000 increased by $50,000 compared to the targeted value of his 2023 equity awards.
•The overall targeted value for the March 2024 equity awards to Mr. Mullery of $300,000 remained the same as the targeted value of his 2023 equity awards.
•The overall targeted value for the March 2024 equity awards to Mr. Crady of $190,000 increased by $15,000 compared to the targeted value of his 2023 equity awards.

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Time-Based RSUs Granted in 2024
The Compensation Committee granted each of the named executive officers time-based RSUs in March 2024 that vest in three equal annual installments, the first of which vested on March 31, 2025. The second and third installments of those grants will vest on March 31, 2026 and March 31, 2027, respectively, if the individuals are still employed by Farmer Mac on those dates (or have satisfied the retirement provisions of the related award agreement). Because Mr. Nordholm and Mr. Mullery have already satisfied the retirement provisions of the award agreements for the 2024 grants of time-based RSUs, they will vest in the remaining RSUs as scheduled in 2026 and 2027 even if they are no longer employed by Farmer Mac on the vesting dates unless either individual's employment is terminated for cause.
Performance-Based RSUs Granted in 2024
The performance-based RSUs granted to the named executive officers in March 2024 will be eligible to vest on March 31, 2027 in an amount determined by the Compensation Committee for each executive officer between 0% and 200% of the target number of RSUs granted to that executive officer. Subject to satisfaction of the “gatekeepers” described below, the number of shares of Farmer Mac Class C Non-Voting Common Stock to be awarded for the vesting of these performance-based RSUs will be based on Farmer Mac's 3-year cumulative Earnings as of December 31, 2026 as follows:
•performance at a 3-year cumulative Earnings of $514.8 million is required for vesting of any RSUs and will earn the threshold level of 50% of the target number of RSUs granted;
•performance at the target 3-year cumulative Earnings of $624.8 million will earn 100% of the target number of RSUs granted; and
•performance at or above 3-year cumulative Earnings of $710.5 million will earn the maximum award of 200% of the target number of RSUs granted.
Performance between these 3-year cumulative Earnings goals will earn shares in an interpolated amount of the target number of RSUs granted (50% to 100% of the target number for performance between the threshold goal and target goal and 100% to 200% of the target number for performance between the target goal and "stretch" goal).

The "gatekeepers" for the March 2024 grants of performance-based RSUs are:
•maintain compliance with all applicable regulatory capital requirements during the January 1, 2024 through December 31, 2026 performance period;
•achieve a three-year average ratio of net charge-offs to the average balance of total outstanding on- and off-balance sheet loans, guarantees, and commitments excluding any assets held in Farmer Mac's liquidity investment portfolio ("Net Outstanding Business Volume") less than 20 basis points (0.2%); and
•achieve a three-year average percentage of total 90-day delinquencies to the average balance of Net Outstanding Business Volume of less than 1.0%.
In performing the calculations for the "gatekeepers," "net charge-offs" means charge-offs to Farmer Mac’s allowance for losses net of actual recoveries plus any writedowns on real estate owned (REO) properties and any gains or losses realized upon disposition of REO properties. Average balances are determined by calculating a simple average of reported balances as of the end of each calendar quarter.
SARs Granted in 2024
The SARs granted to the named executive officers in 2024 vest in three equal annual installments, the first of which vested on March 31, 2025. The second and third installments of those grants will vest on March 31, 2026 and March 31, 2027, respectively, if the individuals are still employed by Farmer Mac on those dates (or have satisfied the retirement provisions of the related award agreement). Because Mr. Nordholm and Mr. Mullery have already satisfied the retirement provisions of the award agreements for the 2024 grants of SARs, they will vest in the remaining SARs as scheduled in 2026 and 2027 even if they are no longer employed by Farmer Mac on the vesting dates unless either individual's employment is terminated for cause.

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2025 Equity Grants
In March 2025, the Compensation Committee granted time-based RSUs, performance-based RSUs, and SARs to each of the named executive officers within two weeks after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2024. The Compensation Committee set 2025 equity awards in the same manner as it did in 2024 and in accordance with Farmer Mac's total compensation philosophy described above. These 2025 equity awards are described in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 12, 2025.
Retirement Plans. During 2024, Farmer Mac provided retirement benefits for all employees through a 401(k) plan that contains an employer-funded defined contribution element. Farmer Mac annually contributes 13.2% of each employee's base compensation up to the Social Security wage base for the applicable year and 18.9% of each employee's base compensation above the Social Security wage base, up to the compensation limit for the applicable year set by the Internal Revenue Code ("Code"). The Social Security wage base was $168,600 for 2024, and the compensation limit set by the Code was $345,000 for 2024. Based on these contribution formulas and applicable limits, Farmer Mac contributed $55,595 for 2024 to the 401(k) accounts of each of the named executive officers. Farmer Mac's 401(k) plan also permits employees to make their own retirement contributions, subject to applicable limits set by the Code.
Farmer Mac also offers a nonqualified deferred compensation plan to designated highly compensated employees. The plan is designed to restore employer retirement contributions for participants to the levels they would have otherwise been eligible to receive in employer contributions under the 401(k) plan absent the limits imposed by the Code on the amount of compensation that can be considered under a qualified retirement plan. Under this nonqualified deferred compensation plan, Farmer Mac credits the account of each participant with an amount equal to 18.9% of the difference between (i) the annual compensation limit under 401(a)(17) of the Code, described above, and (ii) the participant's annual base salary. In calculating employer credits, a participant's annual base salary is capped at $750,000.

For 2024, Farmer Mac credited the accounts of Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady in the amounts of $36,855, $76,545, $22,680, $29,295, and $13,230, respectively. See "Executive Compensation Governance—Executive Compensation—Nonqualified Deferred Compensation Table" for more information about Farmer Mac's nonqualified deferred compensation plan.
Other Benefits. Farmer Mac provides the named executive officers participation in Farmer Mac's standard employee benefit plans on the same terms as other employees, which include:
•medical, dental, and vision insurance coverage with all premiums paid by Farmer Mac;
•funding of an employee health savings account by Farmer Mac; and
•a group term life insurance policy that provides a benefit equal to one year's base salary up to $300,000.
Farmer Mac also makes available to its executive officers paid parking in the garage beneath Farmer Mac's headquarters. In July 2023, Farmer Mac introduced a new executive health benefit for all Senior Vice Presidents and above. That benefit provides, on an annual basis, the opportunity to obtain a comprehensive physical examination and related testing all in one day at a leading medical facility. Farmer Mac’s payment for the medical services provided to any executive officer under this benefit is capped at $3,000 per person per year. In limited circumstances, Farmer Mac also reimburses for reasonable relocation expenses but has not done so for any executive officers since 2021.

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EXECUTIVE COMPENSATION GOVERNANCE
Payments in Connection with a Change-in-Control
Farmer Mac's multi-class capital structure established by its statutory charter substantially precludes any change-in-control through voting rights associated with its Voting Common Stock. Thus, no provision is made for payments to named executive officers in connection with any change-in-control, and no outstanding equity awards to the named executive officers will vest upon a change-in-control.
Post-Employment Compensation
Mr. Nordholm has an employment agreement that provides for severance payments if the agreement is terminated by Farmer Mac other than for cause. Ms. Ramesh and Messrs. Carpenter and Mullery currently participate in Farmer Mac's Amended and Restated Executive Officer Severance Plan. That plan provides for severance payments if Farmer Mac terminates employment other than for cause. See "Executive Compensation Governance—Executive Compensation—Agreements with Executive Officers."
Impact of Accounting and Tax Treatment on Compensation Awards
In general, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that Farmer Mac may deduct in any one year per person for certain executive officers of Farmer Mac. Farmer Mac has not historically made compensation decisions based solely on the effect of the tax deductibility or accounting treatment of compensation to named executive officers, although the Compensation Committee does balance tax deductibility with other business considerations. To the extent practicable, the Compensation Committee intends to preserve the tax deductibility of compensation paid to executive officers but will not necessarily limit executive compensation to what is deductible under Section 162(m) of the Code if necessary to attract, retain, and reward high-performing executives. It is therefore possible that compensation for executive officers may exceed the per person $1 million limitation for deductibility in any particular year. And the deductibility of some types of compensation depends on the timing of an executive’s vesting or exercise of previously granted equity awards.

Farmer Mac's Policies on Stock Ownership and Trading
Stock Ownership Policy
The Board has approved a policy on stock ownership applicable to Farmer Mac's officers and directors (each, a "covered person") to encourage them to maintain a meaningful ownership interest in Farmer Mac, help align their interests with those of Farmer Mac's stockholders, and promote sound corporate governance and a long-term perspective in managing Farmer Mac. Under the policy, each covered person is expected to beneficially own a specified amount of Farmer Mac's Class C Non-Voting Common Stock, calculated as a multiple of the covered person's annual base salary or annual cash retainer, as described in the table below:

Title	Minimum Ownership Requirement
Chief Executive Officer	3 times annual base salary
Executive Vice President	2 times annual base salary
Senior Vice President	annual base salary
Vice President	half of annual base salary
Non-Employee Director	2 times annual cash retainer
In determining satisfaction of the applicable minimum ownership requirement for a covered person, the policy includes the following shares and equity rights:
•shares directly owned or beneficially owned indirectly (such as through family trusts, immediate family members, or retirement accounts);
•shares of unvested time-based restricted stock; and
•shares attributable to unvested time-based RSUs.
The shares and equity rights that do not count toward satisfaction of the applicable minimum ownership requirement for a covered person include: unexercised vested or unvested stock options or SARs; shares of unvested performance-based restricted stock; and shares attributable to unvested performance-based RSUs. The stock ownership policy requires covered persons to satisfy the applicable minimum ownership requirement within five years from the date of hire, promotion, initial election to the Board, or initial appointment to the Board, as applicable. The Compensation Committee administers this policy and may make exceptions to the applicable minimum ownership requirement based on personal circumstances or hardship of a covered person.
As of January 1, 2025, 13 of the 15 members of Farmer Mac's Board and 14 of 16 officers exceeded the applicable minimum stock ownership requirements set forth in the policy. The two directors who had not met the applicable stock ownership requirements as of January 1, 2025 were elected to the Board in May 2024 and have until May 2029 to comply with the policy. The two officers who had not met the applicable stock ownership requirements as of January 1, 2025 were hired in 2023 and have until 2028 to comply with the policy. For more information on the stock ownership of our named executive officers and directors, see "Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners."

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EXECUTIVE COMPENSATION GOVERNANCE
Insider Trading Policy
Farmer Mac has a policy on insider trading governing the purchase, sale, and/or other dispositions of its securities applicable to all directors and employees (including named executive officers). We believe that this policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as NYSE listing standards.
The policy on insider trading requires adherence to Farmer Mac's pre-clearance and other policies and procedures (including "open windows" for sales of stock and adopting Rule 10b5-1 plans). The policy also prohibits any director or employee from engaging in:
•any pledging activities in Farmer Mac's securities (including the pledging of any Farmer Mac securities held in a margin account or using Farmer Mac securities as collateral for a loan); and
•any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac's securities.
Clawback Policy
Farmer Mac amended its compensation recovery or "clawback" policy in August 2023 consistent with the listing standards adopted by NYSE. The amended policy provides that Farmer Mac must reasonably promptly seek to recover from any current or former executive officer or controller and any other designated employee all erroneously awarded incentive compensation during the previous three years if Farmer Mac is required to prepare an "accounting restatement" as defined in the policy. An accounting restatement includes both: (1) a "Big R" restatement that corrects an error in previously issued financial statements that is material to the previously issued financial statements, and (2) a "little r" restatement that would result in a material misstatement if the error were recorded in the current period or left uncorrected in the current period. Under the amended policy, the amount of any erroneously awarded incentive compensation due to a restatement is determined without regard to the knowledge or misconduct of a covered person and is computed without regard to any taxes already paid. The policy also prohibits Farmer Mac from insuring or indemnifying any covered person against the loss of erroneously awarded incentive compensation.
In addition to the mandatory recovery of erroneously awarded incentive compensation attributable to accounting restatements, Farmer Mac's "clawback" policy also authorizes the company to seek recovery in the following circumstances:
•If an individual subject to the policy is terminated for "cause," Farmer Mac may seek to recover an amount up to 100% of the incentive compensation received during the preceding three-year period before the date of termination, with the amount to be recommended by the Compensation Committee and approved by the Board (acting only through its independent members) in its sole discretion as appropriate based on the conduct involved.
•If, during the preceding three fiscal years, a financial measure used to determine the value or amount of incentive compensation received from Farmer Mac was calculated incorrectly, Farmer Mac may seek to recover any amount of the incentive compensation in excess of what would have been received based on the recalculated measure. In that event, the amount sought to be recovered from the covered person shall be recommended by the Compensation Committee and approved by the Board (acting only through its independent members).
Farmer Mac's revised "clawback" policy became effective on August 10, 2023 and applies to any incentive compensation awarded after that date. The revised policy also applies to any previously granted incentive compensation whose related award agreement states that the award is subject to any recoupment, recovery, or “clawback” policy as may be implemented and interpreted by Farmer Mac from time to time, which is the case for all cash and equity incentive compensation awards granted by Farmer Mac since 2012. Farmer Mac's compensation recovery policy is available on the company's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section and was filed as Exhibit 97.1 to Farmer Mac’s Annual Report on Form 10-K filed with the SEC on February 23, 2024.
Risk
Farmer Mac has considered how much its compensation policies and practices influence the behaviors of our executives and other employees in taking business risks that could affect the company. We believe that our compensation policies and practices, either individually or in the aggregate, are not reasonably likely to have a material adverse effect on Farmer Mac.
Compensation Consultant Fees
The Compensation Committee has engaged Aon to serve as the Compensation Committee's independent compensation consultant since April 2019. Aon is accountable to and reports directly to the Compensation Committee. Farmer Mac's management had no role in selecting Aon in the Compensation Committee's engagement of the firm or the individuals who serve as the Compensation Committee's independent compensation advisors. For 2024, Farmer Mac incurred an aggregate amount of $78,000 in fees for the executive and director compensation advisory services that Aon provided directly to the Compensation Committee.
The Compensation Committee has assessed the independence of Aon under SEC rules and NYSE listing standards and concluded that no conflict of interest exists that would have prevented or would prevent Aon from independently representing the Compensation Committee.

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EXECUTIVE COMPENSATION GOVERNANCE

Compensation Committee Interlocks and Insider Participation

Between May 2023 and May 2024, the Compensation Committee consisted of Mr. Culver, Mr. Davidson (chair), Mr. Engebretsen, Dr. Faivre, and Mr. Ware. In May 2024, Mr. Riel was added to the Compensation Committee as a sixth member, Mr. Ware became chair of the Committee, and Mr. Davidson remained on the Committee as vice chair. None of these current directors is, or has been, a Farmer Mac officer or employee. None of the current or former members of the Compensation Committee had any relationship requiring disclosure by Farmer Mac as a "related person transaction" under SEC rules. None of Farmer Mac's current executive officers has served as a member of the Board or the Compensation Committee (or other Board committee performing equivalent functions) or as a director of another SEC-reporting entity during the last completed fiscal year.

Compensation Committee Report

The following report of the Human Capital and Compensation Committee shall not be deemed to be "soliciting material," or to be "filed" with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, unless Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document.
The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management, and, based on that review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. This report of the Human Capital and Compensation Committee shall be deemed "furnished" in Farmer Mac's Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Human Capital and Compensation Committee

Todd P. Ware, Chair	Chester J. Culver
Richard H. Davidson	James R. Engebretsen
Sara L. Faivre	Kevin G. Riel

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EXECUTIVE COMPENSATION GOVERNANCE

Executive Compensation

Summary Compensation Table
The following table provides information about the compensation awarded to, earned by, or paid to Farmer Mac's named executive officers for the fiscal year ended December 31, 2024, as well as the two previous fiscal years, if applicable.

			Equity-Based Awards
Name and Principal Position	Fiscal Year	Salary	Stock and RSU Awards[1]	SARs Awards[2]	Non-Equity Incentive Compensation[3,4]	All Other Compensation[5]	Total

Bradford T. Nordholm President and Chief Executive Officer	2024	$800,000	$1,166,025	$408,418	$719,203	$167,230	$3,260,876
	2023	800,000	2,909,639	271,542	1,498,155	151,897	5,631,233
	2022	800,000	929,695	245,939	1,418,196	138,836	3,532,666

Aparna Ramesh Executive Vice President – Chief Financial Officer and Treasurer	2024	540,000	361,938	126,757	242,731	66,757	1,338,183
	2023	525,000	293,925	90,595	473,207	65,629	1,448,356
	2022	525,000	257,252	86,143	398,139	45,028	1,311,562

Zachary N. Carpenter Executive Vice President – Chief Business Officer	2024	465,000	361,938	126,757	313,528	53,484	1,320,707
	2023	450,000	293,925	90,595	614,315	52,692	1,501,527
	2022	435,000	249,668	83,684	555,521	33,143	1,357,016

Stephen P. Mullery Executive Vice President – General Counsel and Secretary	2024	500,000	241,226	84,627	179,801	52,664	1,058,318
	2023	485,000	220,782	67,946	349,723	52,454	1,175,905
	2022	465,000	201,998	67,655	303,691	50,820	1,089,164

Marc J. Crady Senior Vice President – Chief Credit Officer	2024	415,000	152,876	53,536	149,235	27,014	797,661
	2023	400,000	128,846	39,605	288,431	16,938	873,820
	2022	385,000	121,343	40,613	237,968	1,386	786,310
1 Represents the aggregate grant date fair value of the performance-based and time-based RSUs awarded in 2024, 2023, and 2022 (including the value of Mr. Nordholm's special one-time incentive equity award of 15,000 performance-based RSUs granted in 2023 to incentivize Mr. Nordholm to remain employed as Farmer Mac’s President and Chief Executive Officer through March 31, 2026), plus, only for Mr. Nordholm in 2022, the fair value ($120.38 per share) of an award of 1,626 shares of Farmer Mac's Class C Non-Voting Common Stock. The grant date fair value of the performance-based RSUs assumes 100% as the probable outcome of the performance metrics over the three-year performance period. The grant date fair value for RSU awards in March 2024 was $198.54 per RSU. The grant date fair value for RSU awards in March 2023 was $135.20 per RSU. The grant date fair value for RSU awards in March 2022 was $120.38 per RSU. The applicable fair value used for these stock and RSU awards is the closing price of Farmer Mac's Class C Non-Voting Common Stock on the date of the stock or RSU grant as reported by the NYSE.
2 Represents the aggregate grant date fair value of the SARs awarded in 2024, 2023, and 2022 calculated in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are included in Table 9.5 of Note 9 to the financial statements in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024. SARs awarded to executive officers in March 2024 were granted at the fair value of $61.324072 per SAR. SARs awarded to executive officers in March 2023 were granted at the fair value of $40.371934 per SAR. SARs awarded to executive officers in March 2022 were granted at the fair value of $32.77876 per SAR.
3 For each of the named executive officers, the amounts in this column are (i) the amounts paid in 2025 for amounts earned in 2024; (ii) the amounts paid in 2024 for amounts earned in 2023; and (iii) the amounts paid in 2023 for amounts earned in 2022.
4 For each of the named executive officers, annual cash incentive awards earned for the business plan year ending on December 31, 2024 were calculated as described in "Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" on pages 40-41, and were paid in March 2025.
5 The amounts listed for each of the named executive officers include: (i) dividend equivalents paid in cash on RSUs that vested (a) in 2024 in the amount of $90,686 for Mr. Nordholm, $29,902 for Ms. Ramesh, $30,804 for Mr. Carpenter, $23,031 for Mr. Mullery, and $13,784 for Mr. Crady; (b) in 2023 in the amount of $72,517 for Mr. Nordholm, $28,774 for Ms. Ramesh, $30,012 for Mr. Carpenter, $22,821 for Mr. Mullery, and $3,708 for Mr. Crady; and (c) in 2022 in the amount of $64,181 for Mr. Nordholm, $8,173 for Ms. Ramesh, $8,573 for Mr. Carpenter, $20,242 for Mr. Mullery, and $1,386 for Mr. Crady; (ii) amounts paid on behalf of the named executive officers for life insurance premiums, to the extent that they previously elected to receive additional life insurance offered by Farmer Mac; and (iii) employer contributions under Farmer Mac's nonqualified deferred compensation plan for 2024 in the amount of $76,545 for Mr. Nordholm, $36,855 for Ms. Ramesh, $22,680 for Mr. Carpenter, $29,295 for Mr. Mullery, and $13,230 for Mr. Crady; for 2023 in the amount of $79,380 for Mr. Nordholm, $36,855 for Ms. Ramesh, $22,680 for Mr. Carpenter, $29,295 for Mr. Mullery, and $13,230 for Mr. Crady; and for 2022 in the amount of $77,655 for Mr. Nordholm, $36,855 for Ms. Ramesh, $24,570 for Mr. Carpenter, and $30,240 for Mr. Mullery. The amounts listed for each of the named executive officers do not include: (i) the costs for health insurance paid on behalf of the named executive officers because they are the same as amounts paid for health insurance costs on behalf of other employees who elected similar coverage (e.g., single, married, or family coverage); (ii) premium payments made on behalf of the named executive officers for the group term life insurance policy plan because they participate in this plan on the same terms as all other Farmer Mac employees; and (iii) employer contributions to Farmer Mac's 401(k) retirement plan on behalf of the named executive officers because they participate in this plan on the same terms as all other Farmer Mac employees.

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EXECUTIVE COMPENSATION GOVERNANCE
Grants of Plan-Based Awards Table
The table below provides, for each of the named executive officers during 2024, more information about 2024 grants of RSUs and SARs under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan and the potential range of awards that were approved for 2024 under the annual incentive compensation plan. These awards are also described in the Summary Compensation Table above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Option Awards: Number of Securities Underlying Options[3] (#)	Exercise or Base Price of Option Awards[4] ($/Sh)	Grant Date Fair Value of Stock and Option Awards[5] ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bradford T. Nordholm		$400,000	$800,000	$1,600,000
	3/5/2024				—	3,915	3,915			$777,284
	3/5/2024				979	1,958	3,916			$388,741
	3/5/2024							6,660	$198.54	$408,418
		$400,000	$800,000	$1,600,000	979	5,873	7,831	6,660		$1,574,443
Aparna Ramesh		$135,000	$270,000	$540,000
	3/5/2024				—	1,215	1,215			$241,226
	3/5/2024				304	608	1,216			$120,712
	3/5/2024							2,067	$198.54	$126,757
		$135,000	$270,000	$540,000	304	1,823	2,431	2,067		$488,695
Stephen P. Mullery		$100,000	$200,000	$400,000
	3/5/2024				—	810	810			$160,817
	3/5/2024				203	405	810			$80,409
	3/5/2024							1,380	$198.54	$84,627
		$100,000	$200,000	$400,000	203	1,215	1,620	1,380		$325,853
Zachary N. Carpenter		$174,375	$348,750	$697,500
	3/5/2024				—	1,215	1,215			$241,226
	3/5/2024				304	608	1,216			$120,712
	3/5/2024							2,067	$198.54	$126,757
		$174,375	$348,750	$697,500	304	1,823	2,431	2,067		$488,695
Marc J. Crady		$83,000	$166,000	$332,000
	3/5/2024				—	513	513			$101,851
	3/5/2024				129	257	514			$51,025
	3/5/2024							873	$198.54	$53,536
		$83,000	$166,000	$332,000	129	770	1,027	873		$206,412
1 These columns show the range of potential payouts under the annual incentive compensation plan for all named executive officers during 2024. The performance period covers January 1, 2024 through December 31, 2024. For actual performance between threshold, target, and maximum, the annual incentive award earned is interpolated on a straight-line basis. See "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" for a discussion of the material terms of the total payout for 2024 under non-equity incentive plan awards for Ms. Ramesh and Messrs. Nordholm, Mullery, Carpenter, and Crady.
2 Represents the potential payout range of shares related to RSUs granted in 2024. The grants of time-based RSUs to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady in March 2024 vest in three equal annual installments, the first of which vested on March 31, 2025. The second and third installments of those grants will vest on March 31, 2026 and March 31, 2027, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. The grant of performance-based RSUs vesting on March 31, 2027 is contingent on the achievement of performance objectives described in more detail in "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Long-Term Incentive Compensation—Performance-Based RSUs Granted in 2024." Performance-based RSUs that vest are settled in shares of Farmer Mac's Class C Non-Voting Common Stock.
3 Represents the number of SARs granted during 2024. The SARs granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady in March 2024 vest in three equal annual installments, the first of which vested on March 31, 2025. The second and third installments of those grants will vest on March 31, 2026 and March 31, 2027, respectively, if those individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements.
4 The exercise price or grant price of SARs is the closing price for a share of Class C Non-Voting Common Stock on the date of grant as reported by the NYSE.
5 Amounts shown represent the grant date fair values of the equity awards granted to the named executive officers in 2024. For RSUs, the fair value is the market value of the underlying stock on the grant date (which is the same price as the exercise price for SARs). For SARs granted in March 2024, the fair value on the grant date has been estimated using the Black-Scholes option pricing model with the assumptions set forth in Table 9.5 of Note 9 to the financial statements in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024, resulting in a value of approximately $61.32 per SAR.

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EXECUTIVE COMPENSATION GOVERNANCE
Outstanding Equity Awards at Fiscal Year End
There were no unexercised stock options previously granted to executive officers as of December 31, 2024.
The table below provides information about unexercised SARs previously granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady as of December 31, 2024.

	SAR Awards
Name	Number of Securities Underlying Unexercised SARs # Exercisable	Number of Securities Underlying Unexercised SARs # Unexercisable[1]	SARs Exercise Price	SARs Expiration Date
Bradford T. Nordholm	10,290	—	$82.76	February 27, 2029
	12,915	—	75.16	March 3, 2030
	12,477	—	88.68	March 2, 2031
	5,002	2,501	120.38	March 9, 2032
	2,242	4,484	135.20	March 31, 2033
	—	6,660	198.54	March 5, 2034
Aparna Ramesh	—	876	$120.38	March 9, 2032
	748	1,496	135.20	March 31, 2033
	—	2,067	198.54	March 5, 2034
Stephen P. Mullery	3,381	—	$60.84	March 14, 2027
	2,445	—	86.15	March 13, 2028
	3,309	—	82.76	February 27, 2029
	4,428	—	75.16	March 3, 2030
	3,120	—	88.68	March 2, 2031
	1,376	688	120.38	March 9, 2032
	561	1,122	135.20	March 31, 2033
	—	1,380	198.54	March 5, 2034
Zachary N. Carpenter	—	851	$120.38	March 9, 2032
	748	1,496	135.20	March 31, 2033
	—	2,067	198.54	March 5, 2034
Marc J. Crady	1,872	—	$88.68	March 2, 2031
	826	413	120.38	March 9. 2032
	327	654	135.20	March 31, 2033
	—	873	198.54	March 5, 2034
1 Unexercisable SARs with an exercise price of $198.54 per share vest in three equal annual installments, the first of which vested on March 31, 2025. The second and third installments will vest on March 31, 2026 and March 31, 2027, respectively, if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $135.20 per share vest in three equal annual installments, the first and second of which vested on March 31, 2024 and March 31, 2025, respectively. The third installment will vest on March 31, 2026, if the applicable individuals are still employed by Farmer Mac on those dates or satisfy the retirement provisions of the related award agreements. Unexercisable SARs with an exercise price of $120.38 per share vested in full on March 31, 2025 (with the previous two installments having already vested on March 31, 2023 and March 31, 2024).

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EXECUTIVE COMPENSATION GOVERNANCE
The following table provides information about unvested RSUs previously granted to Ms. Ramesh and Messrs. Nordholm, Carpenter, Mullery, and Crady as of December 31, 2024.

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested[1]	Vesting Date[2]
Bradford T. Nordholm	8,173	$1,609,672	March 31, 2025
	19,928	3,924,820	March 31, 2026
	3,263	642,648	March 31, 2027
Aparna Ramesh	2,787	$548,900	March 31, 2025
	1,613	317,680	March 31, 2026
	1,013	199,510	March 31, 2027
Stephen P. Mullery	2,124	$418,322	March 31, 2025
	1,177	231,810	March 31, 2026
	675	132,941	March 31, 2027
Zachary N. Carpenter	2,731	$537,870	March 31, 2025
	1,613	317,680	March 31, 2026
	1,013	199,510	March 31, 2027
Marc J. Crady	1,279	$251,899	March 31, 2025
	700	137,865	March 31, 2026
	428	84,295	March 31, 2027
1 Calculated based on a price of $196.95 per share (the closing price for the Class C Non-Voting Common Stock on the last trading day of 2024 as reported by the NYSE).
2 For the RSUs that vested in March 2025: (i) vesting of one-third of each of the grants of time-based RSUs made in 2022, 2023, and 2024; and (ii) the target amount of performance-based RSUs eligible to vest as determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to Earnings before Credit, subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2022 through December 31, 2024, as described in more detail in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 15, 2022. In March 2025, the Compensation Committee determined that the specified gatekeeper metrics were satisfied and that Farmer Mac's three-year cumulative Earnings before Credit was $478.5 million for the three years ended December 31, 2024. That level of cumulative Earnings before Credit was above the $438.4 million level earning the maximum 200% of target award, resulting in 200% of the target number of performance-based RSUs granted in March 2022 vesting on March 31, 2025.
For the RSUs scheduled to vest in March 2026: (i) vesting of one-third of each of the grants of time-based RSUs made in 2023 and 2024; (ii) the target amount of performance-based RSUs eligible to vest as determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to Earnings before Credit, subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2023 through December 31, 2025; and (iii) only for Mr. Nordholm, the target amount of the special one-time incentive equity award of 15,000 performance-based RSUs granted in March 2023 to incentivize his continued employment with Farmer Mac through March 31, 2026. The terms of the performance-based RSUs granted in March 2023 are described in more detail in Farmer Mac's Current Report on Form 8-K filed with the SEC on March 15, 2023.
For the RSUs scheduled to vest in March 2027: (i) vesting of one-third of each of the grants of time-based RSUs made in 2024; and (ii) the target amount of performance-based RSUs eligible to vest as determined by the Compensation Committee for each executive officer contingent on the achievement of performance objectives related to Earnings before Credit, subject to “gatekeeper” metrics related to capital and asset quality for the performance period of January 1, 2024 through December 31, 2026. The terms of the performance-based RSUs granted in March 2024 are described in more detail in "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Long-Term Incentive Compensation—Performance-Based RSUs Granted in 2024."

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EXECUTIVE COMPENSATION GOVERNANCE
SARs Exercises and Stock Vested
The following table provides information about SARs exercised during 2024 by Ms. Ramesh, Mr. Carpenter, and Mr. Mullery, who were the only named executive officers to exercise SARs during the year. The value realized upon exercise of the SARs is the difference between (1) the fair market value of the Class C Non-Voting Common Stock on the date of exercise and (2) the SARs grant price, then multiplied by the number of SARs exercised, excluding the amounts retained by Farmer Mac to satisfy tax withholding requirements arising from the exercises.

Name	Number of SARs Exercised (#)	Number of Shares Acquired Upon Exercise (#)[1]	Value Realized Upon Exercise ($)[1]
Aparna Ramesh	3,104	797	169,052
Stephen P. Mullery	12,735	5,650	1,123,075
Zachary N. Carpenter	3,116	793	165,840
 1 The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the identified individuals during 2024 and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from each SARs exercise.
The following table provides information about RSUs that vested during 2024 and were issued to the named executive officers.

Name[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Bradford T. Nordholm	4,178	822,565
Aparna Ramesh	1,381	271,891
Zachary N. Carpenter	1,415	278,585
Stephen P. Mullery	1,102	216,962
Marc J. Crady	638	125,609
1 The table above reflects shares and the value of shares (including cash paid for any fractional shares) that were delivered to the applicable named executive officer upon vesting and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from the vesting of these shares.
2 The value realized upon vesting of the RSUs reflects the cash paid for any fractional shares and the number of shares vested multiplied by $196.88, which was the closing price of the Class C Non-Voting Common Stock on the business day before the vesting date as reported by the NYSE.

Nonqualified Deferred Compensation Table
The Nonqualified Deferred Compensation Plan of the Federal Agricultural Mortgage Corporation ("NQDC Plan") is a nonqualified deferred compensation plan designed to comply with the provisions of Section 409A of the Code. It became effective on May 1, 2017 and was amended on November 15, 2023. The purpose of the NQDC Plan is to:
•restore retirement contributions by Farmer Mac on behalf of designated highly compensated employees to the level those individuals would have otherwise been eligible to receive in employer contributions under Farmer Mac’s 401(k) retirement plan without the limits imposed by Section 401(a)(17) of the Code on the amount of annual compensation that can be considered in determining employer contributions under a qualified retirement plan; and
•permit each designated highly compensated employee to elect to defer a portion of compensation without reference to the limitations in Farmer Mac’s 401(k) plan or those imposed by Section 415(c)(1)(A) of the Code for qualified defined contribution retirement plans.
Under the NQDC Plan, Farmer Mac credits the account of each participant each calendar year with an amount equal to 18.9% of the difference between (i) the annual compensation limit under 401(a)(17) of the Code, which was $345,000 for 2024, and (ii) a participant’s annual base salary, which in calculating employer credits under the NQDC Plan is capped at $750,000 for all participants. This fixed contribution percentage is the same formula used for determining employer contributions to Farmer Mac’s 401(k) plan based on an employee’s annual base salary that is above the applicable Social Security wage base for that year.
In addition to employer credits to the accounts of each participant and subject to applicable tax laws, participants in the NQDC Plan may elect to defer up to 80% of their base salary and up to 80% of any short-term incentive cash bonus scheduled to be received in any one year. A participant may elect to defer compensation until a fixed and determinable date that must be at least two years after the first day of the year in which the deferral election became effective. A participant will be fully vested in non-elective employer credits upon the earliest to occur of: (i) death, (ii) disability, or (iii) three years following the effective date of participation in the NQDC Plan. A participant will be immediately fully vested in all amounts credited attributable to elective deferrals of compensation.
The earliest to occur of the following events will trigger the distribution of all amounts credited to a participant’s account, including both non-elective employer credits and elective deferrals: (i) death, (ii) disability, and (iii) the later to occur of the participant’s separation from service (as defined in Section 409A of the Code) or attaining the age of 65. A participant may elect to receive these payments in a single lump sum cash payment or in annual installments for a period of up to ten years, although account balances will become payable immediately in a single lump sum cash payment upon a participant’s death or disability. A participant also can request a distribution in the event of an unforeseen emergency (as defined in Section 409A of the Code).

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EXECUTIVE COMPENSATION GOVERNANCE
Account balances under the NQDC Plan earn or lose value based on the investment performance of one or more of the investment funds offered under the NQDC Plan and selected by the participants, which are generally similar to the investment options offered under Farmer Mac’s 401(k) retirement plan available to all employees. The returns on the funds in each current participant's account ranged from 5.8% to 15.4% for the year ended December 31, 2024.
All amounts credited to a participant’s account under the NQDC Plan represent Farmer Mac’s contractual obligation to pay future benefits and will not be secured by any segregated assets, thereby putting NQDC Plan participants in a similar position to the unsecured general creditors of Farmer Mac.
The following table shows the benefits accrued under the NQDC Plan by Farmer Mac's named executive officers that participated in the NQDC Plan as of December 31, 2024.

Name	Aggregate Balance at End of 2023	Executive Contributions[1] in 2024	Farmer Mac's Contributions[2] in 2024	Aggregate Earnings[3] in 2024	Aggregate Withdrawals/Distributions	Aggregate Balance[4] at End of 2024
Bradford T. Nordholm	$2,549,542	$359,602	$76,545	$214,853	$—	$3,200,542
Aparna Ramesh	$224,755	$56,271	$36,855	$37,311	$—	$355,192
Stephen P. Mullery	$238,564	$—	$29,295	$28,121	$—	$295,980
Zachary N. Carpenter	$155,987	$31,353	$22,680	$8,132	$—	$218,152
Marc J. Crady	$13,230	$—	$13,230	$1,105	$—	$27,565
1 The amounts listed include voluntary deferments by three named executive officers under the NQDC Plan of non-equity incentive compensation awards for 2024 that were not determined until March 2025, as follows: (i) 50% for Mr. Nordholm; (ii) 5% for Ms. Ramesh; and (iii) 10% for Mr. Carpenter. The full amounts of these awards are reported in the "Summary Compensation Table" on page 48 in the "Non-Equity Incentive Compensation" column. Ms. Ramesh also voluntarily deferred 8% of her 2024 annual base salary under the NQDC Plan.
2 The amounts listed represent the amounts credited for 2024 by Farmer Mac to the accounts of the named executive officers under the NQDC Plan. These amounts are also reported in the "Summary Compensation Table" on page 48 in the "All Other Compensation" column.
3 The amounts listed represent the net amounts credited to the accounts of the named executive officers during 2024 under the NQDC Plan as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure above. These amounts do not represent above-market or preferential earnings and therefore are not reported in the "Summary Compensation Table" on page 48.
4 The amounts listed represent the amounts of the NQDC Plan balances at the end of 2024 for each of the named executive officers. The following employer contribution amounts were previously reported as compensation for each named executive officer in the "Summary Compensation Table" in 2023: $79.380 for Mr. Nordholm; (ii) $36,855 for Ms. Ramesh; (iii) $22,680 for Mr. Carpenter; (iv) $29,295 for Mr. Mullery; and (v) $13,230 for Mr. Crady; and in 2022: $74,655 for Mr. Nordholm; (ii) $36,855 for Ms. Ramesh; (iii) $24,570 for Mr. Carpenter; and (iv) $30,240 for Mr. Mullery. The amounts shown reflect elective deferrals for 2024 by Mr. Nordholm, Ms. Ramesh, and Mr. Carpenter as described in footnote 1 above even though some of those amounts were not credited to their NQDC accounts until March 2025.
Agreements with Executive Officers
Mr. Nordholm is the only current executive officer who is party to an employment agreement with Farmer Mac. Ms. Ramesh and Messrs. Carpenter and Mullery participate in the Amended and Restated Executive Officer Severance Plan. Farmer Mac's Board revised this Severance Plan in January 2020 and designated Ms. Ramesh and Messrs. Carpenter and Mullery for continued participation in that Plan. Mr. Crady does not participate in the Amended and Restated Executive Officer Severance Plan.
Employment Agreement with Farmer Mac's President and Chief Executive Officer
Mr. Nordholm, Farmer Mac's President and Chief Executive Officer, is party to an amended employment agreement dated December 23, 2020 and further amended on September 28, 2022 ("Agreement") with Farmer Mac through March 31, 2026, subject to earlier termination as provided in the Agreement. The Agreement does not contemplate any extensions to Mr. Nordholm's term beyond March 31, 2026. Under the Agreement, Farmer Mac and Mr. Nordholm have agreed to the following terms, among others:
•Base Salary. Mr. Nordholm’s annual base salary under the Agreement was set at $800,000 starting January 1, 2021, less applicable withholding for taxes and similar items. This base salary has not been increased since then, but will be reviewed by Farmer Mac at the beginning of each year and may be increased in the sole discretion of the Board or the
Compensation Committee of the Board. Under the Agreement, no increase in the base salary is required during the remainder of the term, although Mr. Nordholm's annual base salary may not be decreased below $800,000.
•Annual Incentive Compensation. The Agreement set Mr. Nordholm’s target annual cash incentive payment at 100% of his base salary for work performed starting January 1, 2021. The target amount for annual cash incentive payments has not been increased since then, but will be reviewed periodically by Farmer Mac and may be modified in the sole discretion of the Board or the Compensation Committee of the Board.
•Long-Term Incentive Compensation. Under the Agreement, Mr. Nordholm is eligible to receive awards of long-term incentive compensation from time to time in a form, and subject to such conditions, as determined by the Board or the Compensation Committee of the Board in its sole discretion. On March 5, 2024 (when 2024 long-term incentive awards were made to other senior executives of Farmer Mac), the Board

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EXECUTIVE COMPENSATION GOVERNANCE
granted Mr. Nordholm long-term equity compensation valued at approximately $1,450,000 under the methodology prescribed in Farmer Mac’s policy on grants of equity-based compensation and subject to similar terms and conditions as apply to similar 2024 annual long-term incentive grants made to other senior executives of Farmer Mac. This target amount for the value of annual long-term incentive compensation awarded in future years will be reviewed periodically by Farmer Mac and may be modified in the sole discretion of the Board or the Compensation Committee of the Board. The Agreement provides that Mr. Nordholm shall not be entitled to receive an award of long-term incentive compensation in 2026 even though other senior executives of Farmer Mac may receive annual long-term incentive grants in 2026.
•Expense Reimbursement. Farmer Mac will reimburse actual reasonable and necessary business expenses incurred by Mr. Nordholm in carrying out his duties under the Agreement, in each case in accordance with Farmer Mac’s policies as in effect from time-to-time and subject to Mr. Nordholm’s compliance with the terms of those policies.
•Benefits. Mr. Nordholm is eligible to participate in the welfare benefit plans and programs, incentive, savings, and retirement compensation programs, and other employee benefits generally available to other senior executives of Farmer Mac and on terms no less favorable than for other senior executives of Farmer Mac. Mr. Nordholm is also entitled to five weeks of paid vacation per year.
•Events of Termination. Mr. Nordholm’s employment will terminate upon his death or disability and may be terminated at any time by Farmer Mac with or without "cause" (as defined in the Agreement), or by Mr. Nordholm voluntarily or if Farmer Mac materially breaches, and fails to cure, its obligations under the Agreement.
•Payment of Accrued Compensation. If Mr. Nordholm’s employment is terminated for any reason (including upon expiration of the term of the Agreement), Farmer Mac will pay to Mr. Nordholm all base salary and expense reimbursements as of the date of termination. These accrued and unpaid amounts shall not include any amount related to accrued vacation pay or annual cash incentive payments (other than amounts earned but not yet paid for Mr. Nordholm’s service during a prior entire completed fiscal year).
•Payments Upon Disability. Upon the termination of Mr. Nordholm’s employment due to a "disability" (as defined in the Agreement), if Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance and if Mr. Nordholm (or his estate or heirs) executes a full release of claims in favor of Farmer Mac substantially in the form attached to the Agreement (the “Release”), Farmer Mac will continue to pay Mr. Nordholm (or his estate or heirs) for 12 months, his then-current base salary.
•Severance Pay. If Farmer Mac terminates Mr. Nordholm’s employment other than for “cause” (as defined in the Agreement), or Mr. Nordholm terminates his employment in connection with an uncured material breach of the Agreement by Farmer Mac, subject to Mr. Nordholm’s execution of a Release, Farmer Mac shall, to the extent permitted by law and regulation, pay Mr. Nordholm the following severance benefits: (i) an aggregate lump sum amount in cash equal to the sum of
(a) Mr. Nordholm’s base salary and (b) his base salary multiplied by the incentive compensation target (currently 100%), and (ii) continuation of health care coverage pursuant to COBRA, at Farmer Mac’s expense, until the earlier of (a) the date that is one year from the date of termination of his employment or (b) the date that he becomes eligible for medical insurance coverage through another employer, which obligation shall not be affected by Mr. Nordholm's eligibility for Medicare. Any severance pay received by Mr. Nordholm from Farmer Mac under the Agreement will not be mitigated by any subsequent earnings by Mr. Nordholm from any other source. Mr. Nordholm shall not be entitled to severance pay under the Agreement due to the termination of employment upon the expiration of the term.
•Constructive Termination. Mr. Nordholm’s ability to terminate his employment and receive severance pay in connection with an uncured material breach of the Agreement by Farmer Mac does not include the ability to do so for a diminution of scope of authority due to the appointment of a successor CEO during a CEO succession process initiated by the Board as long as Mr. Nordholm’s compensation owing under the Agreement is not reduced.
•Post-Termination Restrictive Covenants. In connection with any termination of employment of Mr. Nordholm for any reason under the Agreement, he has agreed (i) not to compete with Farmer Mac, other than with Farmer Mac’s written permission, for a period of two years; (ii) not to solicit any of Farmer Mac’s “members of management” (as defined in the Agreement) or employees for two years; (iii) not to disclose or use Farmer Mac’s “confidential information” (as defined in the Agreement); and (iv) not to disparage or diminish the reputation of Farmer Mac, its products, services, officers, directors, or employees. Upon the termination of Mr. Nordholm’s employment other than for cause, Farmer Mac has agreed that its Board shall instruct its officers not to make any public statement or publish on behalf of Farmer Mac any statement that disparages or tends to diminish the reputation of Mr. Nordholm.
•Service on Outside Boards. Farmer Mac has consented to Mr. Nordholm continuing to serve as a member of certain outside boards of directors so long as the Board does not determine, in its sole discretion at any time, that any such role interferes with Mr. Nordholm’s job duties at Farmer Mac or that any such role presents a conflict of interest to serving as an employee or officer of Farmer Mac.
•Arbitration. Farmer Mac and Mr. Nordholm have agreed to resolve all legally actionable disputes that arise under the Agreement by binding arbitration before a panel of three arbitrators experienced in employment law. Any arbitration will be conducted in accordance with the rules applicable to employment disputes of the Model Employment Rules of the American Arbitration Association and the laws applicable to the claim.
•Indemnification. Farmer Mac has agreed that it will not amend Article VIII of its By-Laws (indemnification provisions) or reduce Farmer Mac’s Directors' and Officers' insurance coverage, in either case in a manner disproportionately adversely affecting Mr. Nordholm without his prior written consent.

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EXECUTIVE COMPENSATION GOVERNANCE
Amended and Restated Executive Officer Severance Plan
In June 2012, Farmer Mac's Board adopted an Executive Officer Severance Plan to provide executive officers with reasonable compensation in the event of their termination of employment with Farmer Mac. In November 2016, Farmer Mac's Board adopted an Amended and Restated Executive Officer Severance Plan ("2016 Plan"). In January 2020, Farmer Mac's Board approved revisions to the Amended and Restated Executive Officer Severance Plan ("Current Plan"), which retained most of the substantive provisions of the 2016 Plan, but revised the "Cause" definition to more closely track the employment agreement of Farmer Mac’s Chief Executive Officer, clarified the terms under which an executive may terminate employment on an adverse change in conditions of employment, removed payment of accrued vacation and accrued annual incentive pay from the severance payment, and made other administrative and modernizing changes. Farmer Mac's Board also approved a new form of participation agreement with enhanced and clarified restrictions on competition, solicitation, and disparagement, made other procedural changes, and updated the form of release attached to the participation agreement. Of the named executive officers, Ms. Ramesh and Messrs. Carpenter and Mullery are the only participants in the Current Plan.
Under the Current Plan, if Farmer Mac terminates a Participant’s employment other than for "Cause" (as defined in the Current Plan) or if the Participant terminates his or her employment with Farmer Mac after an "Adverse Change in Conditions of Employment" (as defined in the Current Plan), upon execution of a valid release agreement that becomes effective and irrevocable, the Participant will be entitled to:
•an amount equal to the sum of the Participant’s annual base salary and annual target bonus, payable in one lump sum;
•for 12 months, Farmer Mac’s payment of the cost of premiums for the Participant and the Participant’s eligible dependents for continuing health, dental, and vision benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), which amounts shall be limited to the excess over what Farmer Mac’s active employees are then required to pay for comparable benefits sponsored by the company and the payment of which shall also be subject to the Participant’s continued compliance with the terms of the Participation Agreement, with payment ceasing if the individual becomes eligible for a new employer’s coverage; and
•payment of any accrued and unpaid annual base salary and any unpaid expense reimbursements incurred by the Participant for ordinary and reasonable business expenses incurred in the course of conducting Farmer Mac business (but not including any accrued vacation pay or any accrued annual target bonus other than amounts not yet paid for service during an entire completed fiscal year, subject to discretion exercised in the ordinary course).
Under the Current Plan, these payments and benefits will be in lieu of any other severance payments to Participants.
Upon termination of a Participant's employment due to disability (as defined in the Current Plan), Farmer Mac will pay, during the 12 months following termination, the difference between the Participant's base salary and the amount of disability insurance payments received by the Participant under Farmer Mac's long-term disability policy if and to the extent that those Farmer Mac payments will not cause a reduction in or offset of the policy payments. If a Participant dies after the start of those payments, the balance will be payable in accordance with the beneficiary designation provisions of the Current Plan.
Under the terms of a separately executed Participation Agreement ("Participation Agreement"), upon termination of a Participant's employment for any reason under the Current Plan, Participants have agreed (i) not to compete with Farmer Mac, other than with Farmer Mac’s written permission, for a period of one year; (ii) not to solicit any of Farmer Mac’s “members of management” (as defined in the Participation Agreement) or employees for two years; (iii) not to disclose or use Farmer Mac’s “confidential information” (as defined in the Participation Agreement); and (iv) not to disparage or diminish the reputation of Farmer Mac, its products, services, officers, directors, or employees.
Participants are not required to mitigate amounts of payments by seeking employment or otherwise, and payments under the Current Plan will not be offset by amounts payable from new employment for services rendered during the 12 months following termination of employment with Farmer Mac. However, the Participant's eligibility for the continuation of COBRA will immediately cease upon the start of the new employment.
Amounts payable to any Participant under the Current Plan are subject to any recoupment or clawback policy as may be implemented and interpreted by Farmer Mac, including those implemented to comply with the Dodd-Frank Act, or any other applicable law and regulation.

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EXECUTIVE COMPENSATION GOVERNANCE
Potential Payments upon Termination and Change-in-Control
Other than Mr. Crady, each of the current named executive officers would have been eligible to receive payments upon a termination without cause or upon a termination without cause due to disability, occurring as of December 31, 2024. None of these individuals would have been eligible to receive any payments upon resignation or retirement as of December 31, 2024.
The following table shows the total that would be payable to each of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery upon a termination without cause occurring as of December 31, 2024:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
Bradford T. Nordholm	$800,000	$800,000	$1,600,000
Aparna Ramesh	$540,000	$270,000	$810,000
Zachary N. Carpenter	$465,000	$348,750	$813,750
Stephen P. Mullery	$500,000	$200,000	$700,000
1 As of December 31, 2024, each of Ms. Ramesh and Messrs. Nordholm, Carpenter, and Mullery would have also received all base salary accrued and unpaid as of the applicable date of termination and also would have been entitled to continuation of health care coverage under COBRA at Farmer Mac's expense for 12 months.
The following table shows the total that would be payable to each of the current named executive officers upon a termination without cause due to disability occurring as of December 31, 2024:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
Bradford T. Nordholm	$800,000	$0	$800,000
Aparna Ramesh	$540,000	$0	$540,000
Zachary N. Carpenter	$465,000	$0	$465,000
Stephen P. Mullery	$500,000	$0	$500,000
1 In the event of a termination without cause due to a disability, Farmer Mac would pay each of Ms. Ramesh and Messrs. Carpenter and Mullery the difference between her or his current base salary and the amount of disability insurance payments received by her or him under Farmer Mac's long-term disability policy during the 12 months following termination. If Mr. Nordholm is not eligible for, or is otherwise not covered by, disability insurance, upon execution of a separation agreement, Farmer Mac would continue to pay Mr. Nordholm's then-current base salary during the 12 months following termination.
None of the named executive officers are eligible to receive additional payments upon a change-in-control of Farmer Mac.
Equity Compensation Plans
The following table provides information relating to compensation plans under which equity securities are authorized to be issued as of December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options or SARs or vesting of RSUs	Weighted average exercise price of outstanding options and SARs (per share)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans not approved by stockholders	—	—	—
Equity compensation plans approved by stockholders	203,628	$110.35	1,022,829
As of December 31, 2024, SARs covering 509,869 shares (net of canceled shares, shares retained by Farmer Mac to satisfy withholding obligations, and shares disposed to Farmer Mac upon exercise) and 967,302 shares related to the vesting of RSUs (net of canceled shares) had been granted under the Amended and Restated 2008 Omnibus Incentive Plan, leaving 1,022,829 shares of Class C Non-Voting Common Stock available for future issuance of grants under the plan as of that date. The outstanding SARs granted under the Amended and Restated 2008 Omnibus Incentive Plan during have a weighted average exercise price of $110.35 per share.

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EXECUTIVE COMPENSATION GOVERNANCE
CEO Pay Ratio
Median Employee
Under regulations implemented by the SEC under the Dodd-Frank Act, Farmer Mac must disclose the ratio of annual total compensation of its Chief Executive Officer to the median total compensation of all of Farmer Mac's employees (excluding the Chief Executive Officer) for the most recently completed fiscal year. Farmer Mac identified its median employee for 2024 by examining its payroll records for the year-to-date gross earnings of all individuals, excluding Farmer Mac's President and Chief Executive Officer, who were employed by Farmer Mac on December 13, 2024, the second to last pay date of the year ("determination date"), which consisted of both full-time and part-time permanent employees and temporary/seasonal employees such as paid interns. Farmer Mac is not using the same median employee in its pay ratio calculation from 2023 because that employee has already been used for three consecutive years. Excluding Farmer Mac's President and Chief Executive Officer, Farmer Mac employed 203 individuals as of the determination date. The year-to-date gross earnings consisted of the following for each individual employed by Farmer Mac as of the determination date: base salary, annual short-term incentive compensation received for service during 2024, the grant date fair value of any equity award granted during 2024, dividend equivalents paid in cash on RSUs that vested in 2024, and employer contributions for 2024 under Farmer Mac's nonqualified deferred compensation plan.
Ratio of Annual Total Compensation of CEO to Median Employee
Farmer Mac's President and Chief Executive Officer, Mr. Nordholm, served in that role for all of 2024, and his total annual compensation is set forth in the Summary Compensation Table in this proxy statement. The annual total compensation for the median employee has been calculated using the same methodology used for our named executive officers in the Summary Compensation Table in this proxy statement. The calculations of annual total compensation for Mr. Nordholm and Farmer Mac's median employee are $3,260,876 and $165,000, respectively. Thus, Farmer Mac's reasonable estimate of the 2024 CEO to median employee pay ratio is 20:1. In light of the many different methodologies, assumptions, adjustments, and estimates that companies may apply under the regulations implemented by the SEC under the Dodd-Frank Act, this information should not be used as a basis for comparison to other companies.

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EXECUTIVE COMPENSATION GOVERNANCE
Pay Versus Performance
As described in the CD&A, Farmer Mac's executive compensation program is based on a pay-for-performance approach, meaning that a significant portion of executive compensation is variable and closely tied to both individual performance and Farmer Mac's financial performance. The table below provides standardized data on executive compensation in a format prescribed by the SEC, which is intended to be easier to link to company performance than the amounts already disclosed in the Summary Compensation Table ("SCT") and CD&A. The table compares the total compensation from the SCT to the compensation actually paid ("CAP") for the principal executive officer ("PEO") and the average CAP paid to the other non-PEO named executive officers ("NEOs") during 2024 and the four previous years. CAP is based on the total compensation figures presented in the SCT, but adjusted to reflect the change in actual value of outstanding equity-based awards (e.g., SARs and RSUs). For comparative purposes, the table also includes for the same five-year period: (1) Farmer Mac's total shareholder return ("TSR") based on the performance of its Class C Non-Voting Common Stock; (2) the TSR of the selected peer group (the S&P 500 Financial Services Index); (3) Farmer Mac's results for GAAP net income; and (4) Farmer Mac's results for Core Earnings before Credit (a non-GAAP measure), which is Farmer Mac's company-selected metric for pay versus performance disclosures. The SCT amounts and the CAP amounts presented in the table below do not reflect the actual amount of compensation earned by or paid to Farmer Mac's named executive officers during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. See the CD&A above for a more complete description of how executive compensation relates to Farmer Mac's performance and how the Compensation Committee makes its decisions.

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[1,2]	Average Summary Compensation Table Total for Non-PEO NEOs[1]	Average Compensation Actually Paid to non-PEO NEOs[1,2]	Value of Initial Fixed $100 Investment Based On:		Net Income	Earnings[5]
					Farmer Mac's TSR[3]	Peer Group TSR[4]
2024	$3,260,876	$5,264,320	$1,128,717	$1,385,556	$281	$199	$207,193,000	$180,862,000
2023	$5,631,233	$8,776,626	$1,249,902	$1,880,797	$284	$139	$200,003,000	$172,053,000
2022	$3,532,666	$3,094,824	$1,136,013	$1,033,285	$152	$134	$178,144,000	$125,598,000
2021	$3,211,156	$5,060,035	$1,045,533	$1,465,036	$161	$151	$136,089,000	$111,842,000
2020	$2,680,795	$2,445,320	$1,117,787	$1,022,015	$93	$111	$114,376,000	$106,639,000
1 Mr. Nordholm served as the PEO in all five years presented. The Non-PEO NEOs included for 2021 through 2024 consisted of Ms. Ramesh, Mr. Carpenter, Mr. Crady, and Mr. Mullery. The Non-PEO NEOs included for 2020 consisted of Ms. Ramesh, Mr. Carpenter, Mr. Mullery, and former executive officer John C. Covington.
2 To calculate CAP, the amounts shown below were deducted from and added to total compensation shown in the SCT. Farmer Mac has no pension plans or other defined benefit programs that affect the recalculation of the compensation disclosed under the SCT. Dividend equivalents paid in cash on vested RSUs are already included in the SCT totals for the PEO and the other NEOs.
Reconciliation of PEO's SCT Total to PEO's CAP:

Year	SCT Total	Cumulative Deductions from SCT Total[i]	Cumulative Additions to SCT Totalii	CAP

2024	$3,260,876	$1,574,443	$3,577,887	$5,264,320
Reconciliation of Average Non-PEO NEO SCT Total to Average Non-PEO NEO CAP:

Year	SCT Total	Cumulative Deductions from SCT Total[i]	Cumulative Additions to SCT Totalii	CAP
2024	$1,128,717	$377,414	$634,253	$1,385,556
i Represents the grant date fair value of equity-based awards granted. No change in pension value is reported for 2024. More detail about the specific deductions and additions to the SCT totals to arrive at the CAP totals is presented in the separate "Adjustments" table below.
ii Reflects the value of equity calculated in accordance with the SEC's methodology for determining CAP. More detail about the specific deductions and additions to the SCT totals to arrive at the CAP totals is presented in the separate "Adjustments" table below.

58

EXECUTIVE COMPENSATION GOVERNANCE

Adjustments	2024
	PEO	Average of Other NEOs
SCT Amounts	$3,260,876	$1,128,717
Adjustments for defined benefit and actuarial pension plans
(Subtract): Aggregate change in actuarial present value included in SCT Amounts for the covered fiscal year	$—	$—
Add: Service cost for the covered fiscal year	$—	$—
Add: Prior service cost for the covered fiscal year	$—	$—
Adjustments for stock and option awards
(Subtract): Aggregate value for stock awards and option awards included in SCT Amounts for the covered fiscal year	$(1,574,443)	$(377,414)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	$1,611,765	$386,362
Add/(Subtract): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	$1,928,475	$237,668
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$—	$—
Add/(Subtract): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	$37,646	$10,222
(Subtract): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	$—	$—
Add: Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to vesting if not otherwise included in the total compensation for the covered fiscal year	$—	$—
CAP Amounts (as calculated)	$5,264,320	$1,385,556
3 Farmer Mac's TSR is based on the performance of its Class C Non-Voting Common Stock.
4 Farmer Mac selected the companies included in the S&P 500 Financial Services Index as the peer group to show a peer group TSR compared to Farmer Mac's TSR. Farmer Mac has presented the performance of the S&P 500 Financial Services Index in the performance graphs included in its annual reports to stockholders since 2007. Farmer Mac's relative performance against the S&P 500 Financial Services Index is also one of the metrics used in the March 9, 2023 award of performance-based RSUs to Mr. Nordholm designed to retain him as Farmer Mac's PEO through early 2026 and to reward performance.
5 As described in more detail in the CD&A, "Earnings" (sometimes referred to as "Core Earnings Before Credit") is the non-GAAP financial measure of "core earnings" reported by Farmer Mac, excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of REO property. See "Compensation Discussion and Analysis—Approach to Incentive Compensation—Short-Term Incentive Compensation." For a reconciliation of Farmer Mac's GAAP net income attributable to common stockholders to non-GAAP core earnings, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations" in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024.

59

EXECUTIVE COMPENSATION GOVERNANCE
Most Important Measures to Determine 2024 CAP
In Farmer Mac's assessment, the seven metrics listed below represent the most important financial performance measures that Farmer Mac used to link each NEO’s compensation to Farmer Mac's performance in 2024. Each of the listed financial measures was either used in the balanced "scorecard" to determine annual short-term incentive compensation awards for performance in 2024 or to determine the vesting of long-term performance-based RSUs that vested in 2024:

Earnings (Core Earnings before Credit)
Total Revenues
Business Volume
Ratio of Substandard Assets to Regulatory Capital
Compliance with applicable capital requirements
Net charge-offs
90-day delinquencies
These measures are not listed or ranked in any particular order and are further described above in "Compensation Discussion and Analysis—Approach to Incentive Compensation," "—Total Compensation Elements—Annual Cash Incentive Compensation" and "—Total Compensation Elements—Long-Term Incentive Compensation." Although it is always a challenge to narrow down to a few measures, the Compensation Committee chose these measures because they most closely represent the business goals established by the Board and management for 2024 and balance the need for growth in business volume, earnings, and revenues; the maintenance of disciplined underwriting and high credit quality through prudent risk management; and continued financial stability with the enhancement of stockholder value. Farmer Mac believes that Earnings (sometimes referred to as Core Earnings before Credit) is the most important financial performance measure tied to executive compensation. Earnings is used to determine 25% of annual short-term incentive compensation awards and most appropriately reflects Farmer Mac's overall performance over the short-term. Cumulative three-year Earnings is also the primary measure used to determine the vesting of performance-based RSUs granted to the NEOs each year from 2022 through 2025.
Description of Pay Versus Performance Relationships
Company TSR versus Peer Group TSR. Farmer Mac's five-year cumulative TSR for 2020-2024 outperformed the companies included in the S&P 500 Financial Services Index selected as the peer group. The peer group TSR was higher than Farmer Mac's TSR in 2020, but Farmer Mac's TSR was higher in 2021 and 2022 and significantly higher in 2023 and 2024.
CAP versus Company TSR. The CAP for the PEO and the average CAP for the non-PEO NEOs were aligned with Farmer Mac's TSR during 2020-2024, as fluctuations in the stock price of Farmer Mac's Class C Non-Voting Common Stock is a significant driver of the calculation of CAP. All those measures decreased in 2024 compared to 2023, following an increase in 2023 compared to 2022. All those measures also decreased from 2021 to 2022, after having increased in 2021 compared to 2020. During 2024, Farmer Mac experienced moderate price appreciation in the shares of its
Class C Non-Voting Common Stock from about $191 at the end of 2023 to about $197 at the end of 2024. Farmer Mac experienced significant appreciation in its stock price in 2021 and 2023, increasing from about $74 at the end of 2020 to about $124 at the end of 2021 and from about $113 at the end of 2022 to about $191 at the end of 2023. In both 2020 and 2022, Farmer Mac's stock price decreased during the calendar year. Those changes in stock price during the five-year period were consistent with the changes in CAP to both the PEO and non-PEO NEOs. This relationship is by design, as the value of Farmer Mac’s equity-based incentive awards are tied directly to stock price in addition to the company’s financial performance.
CAP versus Net Income and Earnings. As described in more detail in the CD&A, non-GAAP Earnings is derived from GAAP net income attributable to common stockholders (which is GAAP net income less dividends paid on preferred stock and any losses on the retirement of preferred stock), and Farmer Mac uses Earnings as a financial metric to determine payouts in both its short-term and long-term incentive programs. The CAP for the PEO and the average CAP for the non-PEO NEOs were not completely aligned with Farmer Mac's consistently improving GAAP net income and non-GAAP Earnings during 2020-2024. Both of those financial metrics increased each year during the five-year period, particularly from 2021-2023. In contrast, the PEO's and other NEOs' CAP varied each year during that period, increasing significantly from 2020 to 2021 but then decreasing from 2021 to 2022, then increasing again from 2022 to 2023, and then decreasing in 2024 compared to 2023. This is due in large part to the significant emphasis that Farmer Mac places on equity-based incentive compensation, which is sensitive to changes in stock price as discussed in the section above. Each of net income and Earnings may or may not have an overall impact on CAP as calculated in accordance with applicable rules for a variety of reasons, including: (1) short-term incentive performance payments, while at risk and connected to performance, are only one component of CAP, and the other components of CAP can, in the aggregate, have a greater influence on the result than any one metric; and (2) a substantial amount of the variation in year-over-year executive CAP is tied to changes in Farmer Mac’s stock price. Although Farmer Mac's stock price is often positively correlated with the company's profitability and core performance, that is not always the case. As a result, above-target performance on the financial measures evaluated by Farmer Mac’s short- and long-term performance programs may be otherwise negated by a negative trend in the share price of Farmer Mac’s Class C Non-Voting Common Stock in the calculation of CAP. Many factors can affect Farmer Mac's stock price that may not be directly, indirectly, or related at all to Farmer Mac's profitability and performance, including trading volume, the individual decisions of investors, and general economic and market conditions, all of which Farmer Mac and the NEOs have no control over.

60

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board has adopted a written Related Person Transactions Approval Policy that is administered by the Corporate Governance Committee. This policy applies to any transaction or series of transactions in which Farmer Mac or any of its subsidiaries is a participant, the amount involved exceeds $120,000, and a "related person" has a direct or indirect material interest. The policy requires each director, director nominee, or executive officer involved in such a transaction to notify the General Counsel of each such transaction. Farmer Mac reviews all relationships and transactions in which Farmer Mac and its directors, director nominees, and executive officers or their immediate family members are participants to determine whether those persons have a direct or indirect material interest. Farmer Mac's legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers regarding related person transactions. Under the policy, the General Counsel will determine whether a transaction meets the requirements of a "related person transaction" requiring review by the Corporate Governance Committee. Transactions that fall within this definition will be referred to the Corporate Governance Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve the transaction and will approve only those transactions that are in, or not inconsistent with, the best interests of Farmer Mac and its stockholders. If Farmer Mac becomes aware of an existing related person transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee, which will then evaluate all options available, including ratification, revision, or termination of the transaction. A related person transaction entered into without the Corporate Governance Committee's pre-approval will not violate this policy, or be invalid or unenforceable, so long as the transaction is brought to the Corporate Governance Committee as promptly as reasonably practical after it is entered into. Transactions that are determined to be directly or indirectly material to Farmer Mac or a related person are disclosed in Farmer Mac's Proxy Statement as required by SEC rules.

Transactions with Related Persons in 2024

From time to time, Farmer Mac purchases or commits to purchase qualified loans, USDA-guaranteed portions of loans, or AgVantage® securities from, or enters into other business relationships with, institutions that own 5% or more of a class of Farmer Mac's Voting Common Stock or that have an employee, officer, or director who is also a member of Farmer Mac's Board. These transactions are conducted in the ordinary course of business, with terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. To the extent these transactions involve indebtedness issued by the related person, those transactions were made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Farmer Mac and did not involve more than the normal risk of collectability or present other unfavorable features. Although Farmer Mac entered into transactions with related persons in 2024, it was determined that none of those transactions resulted in a related person having a direct or indirect material interest that would require disclosure as a "related person transaction" under SEC rules. For more information about transactions between Farmer Mac and related persons, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transactions" and Note 3 in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2024.

61

REPORT OF THE AUDIT COMMITTEE
REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee shall not be deemed to be "soliciting material," or to be "filed" with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, except to the extent that Farmer Mac specifically requests that the information be treated as soliciting material or specifically incorporates the report by reference into a document.
The Audit Committee and the Board review the Audit Committee Charter annually and approve changes as appropriate. During 2024, the Audit Committee reviewed and recommended approval of a revised Audit Committee Charter, which the Board approved in November 2024. The complete text of the Audit Committee Charter, which reflects standards set forth in SEC regulations and NYSE listing requirements, is available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. A print copy of the Audit Committee Charter is available free of charge upon written request to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037
In March 2025, the Board determined that: (1) all of the directors who serve on the Audit Committee are "independent," as defined in Farmer Mac's Corporate Governance Guidelines, which incorporate the heightened independence requirements set forth under applicable SEC and NYSE rules for directors serving on the Audit Committee; and (2) James Engebretsen is an "audit committee financial expert," as defined in SEC rules. Mr. Engebretsen is not an auditor or accountant for Farmer Mac, does not perform field work, and is not an employee of Farmer Mac. In accordance with the SEC's safe harbor relating to audit committee financial experts, a person designated or identified as an audit committee financial expert will not be deemed to be an "expert" for purposes of the federal securities laws. Also, the designation or identification as an audit committee financial expert does not impose on a director any duties, obligations, or liabilities that are greater than those imposed on that director as a member of the Audit Committee and Board in the absence of that designation or identification, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board.
Audit Committee Report for the Year Ended December 31, 2024
To Our Stockholders:
Management is primarily responsible for establishing and maintaining the financial public reporting process, including the system of internal accounting controls, and for the preparation of Farmer Mac's consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee, on behalf of the Board, monitors Farmer Mac's financial reporting processes and systems of internal accounting control, the independence and performance of the independent auditor, and the performance of the internal audit function. Farmer Mac's independent auditor is responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on management's assessment of the effectiveness of Farmer Mac's internal control over financial reporting. The independent auditor will also express its own opinion on the effectiveness of Farmer Mac's internal control over financial reporting.
Management has represented to the Audit Committee that Farmer Mac's audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed Farmer Mac's audited consolidated financial statements with both management and Farmer Mac's independent auditor before their issuance. The Audit Committee has discussed with the independent auditor its evaluation of the accounting principles, practices, and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent auditor under rules and regulations promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board (PCAOB) and the standards established by the American Institute of Certified Public Accountants, including matters required to be discussed under PCAOB Auditing Standard No. 1301 (Communications With Audit Committees).
As to Farmer Mac's independent auditor, the Audit Committee, among other things, received from PricewaterhouseCoopers LLP the written disclosures as required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and discussed with them their independence from Farmer Mac and its management. The Audit Committee has reviewed and pre-approved the audit fees of the independent auditor. It also has approved non-audit services and reviewed fees for services to assure compliance with applicable provisions of the Exchange Act and applicable rules and regulations to assure compliance with the auditor independence requirements that prohibit independent auditors from performing specified services that might impair their independence, as well as compliance with Farmer Mac's and the Audit Committee's policies.
The Audit Committee discussed with Farmer Mac's independent auditor the overall scope of and plans for its audit. Finally, the Audit Committee continued to monitor the scope and adequacy of Farmer Mac's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.
In reliance upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of Farmer Mac's audited consolidated financial statements in Farmer Mac's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission, as filed on February 21, 2025.
Audit Committee

Charles A. Stones, Chair
James R. Engebretsen	Eric T. McKissack
Jeffrey L. Plagge	Robert G. Sexton

62

AUDIT MATTERS
AUDIT MATTERS

Audit Fees

Farmer Mac incurred an aggregate of $2,160,000 in fees for 2024 and $1,915,000 in fees for 2023 for professional services rendered by PricewaterhouseCoopers LLP for the audit of Farmer Mac's 2024 and 2023 annual financial statements included in Farmer Mac's annual reports on Form 10-K, the audit of management's assessment of the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, and the review of the financial statements included in Farmer Mac's quarterly reports on Form 10-Q during 2024 and 2023. Farmer Mac incurred an aggregate of $16,000 for out-of-pocket expenses billed by PricewaterhouseCoopers LLP for 2024, and $8,000 for 2023, in connection with providing these services.

Audit-Related Fees

Farmer Mac incurred an aggregate of $215,000 in fees for 2024 and $150,000 in fees for 2023 for the services rendered by PricewaterhouseCoopers LLP, including transactional-offering related procedures, mortgage servicing and compliance attestation reports, and consultations on various accounting matters and other technical issues for assurance, that were reasonably related to the performance of the audit of Farmer Mac's annual financial statements and the review of the financial statements included in Farmer Mac's quarterly reports on Form 10-Q and not reported in "—Audit Fees" above.

Tax Fees

Farmer Mac incurred an aggregate of $220,000 in fees for both 2024 and 2023 for professional services for tax compliance, tax advice, and tax planning rendered by PricewaterhouseCoopers LLP.

All Other Fees

Farmer Mac incurred an aggregate of $122,000 in fees for 2024 and $5,000 in fees for 2023 for use of PricewaterhouseCoopers LLP's research and analytics tools and a financial technology project pre-implementation review that occurred during 2024.

Audit Committee Pre-Approval Policies

Under the Audit Committee Charter and the Audit Committee's pre-approval policy and consistent with SEC policies on auditor independence, the Audit Committee considers and pre-approves, as appropriate, all auditing and permissible non-auditing services provided by Farmer Mac's independent auditor before the engagement of the independent auditor for those services. The Audit Committee handled the audit fee negotiations associated with the retention of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for 2025. The Audit Committee has delegated the authority to grant pre-approvals to the chair of the Audit Committee if pre-approval is necessary for business purposes and the convening of a meeting of the Audit Committee is not practicable. The chair’s decisions to grant any pre-approval must be presented to the full Audit Committee at its scheduled meetings. All of the services provided by PricewaterhouseCoopers LLP in 2024 and 2023 were pre-approved by the Audit Committee or the chair of the Audit Committee, in accordance with the Audit Committee's pre-approval policy.

63

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITOR
PROPOSAL 2:
SELECTION OF INDEPENDENT AUDITOR
The By-Laws of Farmer Mac provide that the Audit Committee shall select Farmer Mac's independent auditor "annually in advance of the Annual Meeting of Stockholders and [that selection] shall be submitted for ratification or rejection at such meeting." The Audit Committee reviews the scope and results of the audits, the accounting principles being applied, and the effectiveness of internal controls. The Audit Committee also ensures that management fulfills its responsibilities in the preparation of Farmer Mac's financial statements.
PricewaterhouseCoopers LLP has served as Farmer Mac's independent auditor since March 2010. In determining whether to reappoint PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for 2025, the Audit Committee considered many factors, including:
•the professional qualifications of PricewaterhouseCoopers LLP and the lead engagement partner, including their technical expertise and industry knowledge;
•PricewaterhouseCoopers LLP's independence from Farmer Mac and its processes for maintaining its independence;
•PricewaterhouseCoopers LLP's depth of understanding of Farmer Mac's business, accounting policies and practices, and internal control over financial reporting;
•the quality of the Audit Committee's ongoing discussions with PricewaterhouseCoopers LLP and its evaluation of PricewaterhouseCoopers LLP's prior performance;
•PricewaterhouseCoopers LLP's tenure and the impact on Farmer Mac of changing auditors; and
•an evaluation of the lead audit partner, who the Audit Committee ensures is rotated at least every five years in accordance with SEC rules and PricewaterhouseCoopers LLP's policies.

Based on these factors and in accordance with the By-Laws, the Audit Committee has unanimously selected and recommended to the stockholders PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for the fiscal year ending December 31, 2025.
This proposal is presented to the stockholders for approval as provided in the By-Laws and in conformity with the current practice of seeking stockholder approval of the selection of the independent auditor. The ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor requires the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders present at the Meeting.
The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for 2025. Proxies solicited by the Board will be so voted unless holders of Farmer Mac's Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld.

64

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF FARMER MAC'S NAMED EXECUTIVE OFFICERS
PROPOSAL 3:
ADVISORY VOTE TO APPROVE THE COMPENSATION
OF FARMER MAC'S NAMED EXECUTIVE OFFICERS
In accordance with SEC rules adopted under the Dodd-Frank Act, Farmer Mac is seeking from its voting stockholders an advisory vote to approve the compensation of Farmer Mac's named executive officers as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures.
The Dodd-Frank Act requires Farmer Mac to hold an advisory vote to approve the compensation of Farmer Mac's named executive officers at least once every three years. Consistent with the vote of its stockholders at the 2023 Annual Meeting of Stockholders, Farmer Mac is presenting this non-binding vote to its stockholders on an annual basis.
Farmer Mac's executive compensation program is designed to attract, motivate, and retain highly qualified executive officers who are able to achieve corporate objectives, fulfill Farmer Mac's public policy mission, and enhance stockholder value. The Compensation Committee believes that Farmer Mac's executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stockholders. The Compensation Discussion and Analysis section beginning on page 33 provides a more detailed discussion of Farmer Mac's executive compensation philosophy and program.
The Compensation Committee believes that Farmer Mac's executive compensation program has been effective at attracting and retaining a high-performing executive team that is appropriately motivated to achieve the strategic, financial, and operational goals established by the Board.

Voting stockholders are being asked to vote on the following resolution:
RESOLVED, that the voting stockholders of the Federal Agricultural Mortgage Corporation approve, on an advisory basis, the compensation of Farmer Mac's named executive officers, as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures.
This advisory vote to approve the compensation of Farmer Mac's named executive officers is not binding. The outcome of the vote on this proposal by stockholders will not require Farmer Mac's Board or the Compensation Committee to take any action on Farmer Mac's executive compensation practices. However, the Board values the opinions of Farmer Mac's stockholders as expressed through their votes and communications and will consider the result of the vote when determining future executive compensation arrangements.
Adoption of this non-binding resolution will require the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of Farmer Mac's named executive officers, as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. Proxies solicited by the Board will be so voted unless holders of Farmer Mac's Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld.

65

SOLICITATION OF PROXIES
SOLICITATION OF PROXIES
Farmer Mac will pay the cost of the Meeting and the costs of soliciting proxies, including the cost of mailing the proxy materials. Farmer Mac has retained D.F. King & Co., Inc. to act as Farmer Mac's proxy solicitation firm for a fee of $6,500 plus expenses. Besides solicitation by mail, employees of D.F. King may solicit proxies by telephone, electronic mail, or personal interview. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation material to the beneficial owners of shares of Voting Common Stock held of record by them, and Farmer Mac will reimburse them for their reasonable expenses.
OTHER MATTERS
In addition to the scheduled items of business set forth in this Proxy Statement, the enclosed proxy confers on the Proxy Committee discretionary authority to vote the shares represented thereby in accordance with its members' best judgment on all other matters that may be brought before the Meeting or any adjournment or postponement thereof and matters incident to the Meeting. The Board does not know of any other matter that may properly be presented for action at the Meeting. If any other matters not known at the time this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members' best judgment.
Upon written request, Farmer Mac will furnish, without charge, to each person whose proxy is being solicited a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC, which includes financial statements. Written requests should be directed to Farmer Mac's Secretary at 2100 Pennsylvania Avenue, NW, Suite 450N, Washington, DC 20037. A copy of Farmer Mac's most recent Form 10-K is also available on its website (www.farmermac.com) in the "Financial Information" portion of the "Investors" section. Please note that all references to www.farmermac.com and www.sec.gov in this Proxy Statement are inactive textual references only and that the information contained on these websites is not incorporated by reference into this Proxy Statement.
The giving of your proxy will not affect your right to vote your shares personally if you attend the Meeting. In any event, it is important that you complete, sign, and return the enclosed proxy card promptly to ensure that your shares are voted.
By order of the Board of Directors,
Stephen P. Mullery
Secretary

April 16, 2025
Washington, DC

66

ANNUAL MEETING OF STOCKHOLDERS OF

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

May 15, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2024 Annual Report are available at www.farmermac.com/investors/financial-information/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000001000 0 051525

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2 AND FOR PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ CUMULATE YOUR VOTE (See instructions below)

NOMINEES:
(01) James R. Engebretsen ________
(02) Mitchell A. Johnson ________
(03) Eric T. McKissack ________
(04) Jeffrey L. Plagge ________
(05) Todd P. Ware ________

INSTRUCTIONS TO CUMULATE YOUR VOTE: To cumulate your vote for one or more of the listed nominees, check the "CUMULATE YOUR VOTE" box above and tell us how you want your votes to be cumulated by specifying the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class A Voting Common Stock you owned on March 24, 2025. All of your votes may be cast for a single nominee or may be distributed among any number of nominees.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the election of all nominees, FOR proposal 2 and FOR proposal 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen P. Mullery, Bradford T. Nordholm, and Aparna Ramesh and any of them, as Proxies for the undersigned and to vote all of the shares of Class A Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION ("Farmer Mac") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 15, 2025 at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue, NW, Washington, DC 20037, and at any adjournment or postponement thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

May 15, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2024 Annual Report are available at www.farmermac.com/investors/financial-information/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20530300000000001000 0 051525

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2 AND FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ CUMULATE YOUR VOTE (See instructions below)

(01) Richard H. Davidson ________
(02) Amy H. Gales ________
(03) Kevin G. Riel ________
(04) Robert G. Sexton ________
(05) Daniel L. Shaw ________

INSTRUCTIONS TO CUMULATE YOUR VOTE: To cumulate your vote for one or more of the listed nominees, check the "CUMULATE YOUR VOTE" box above and tell us how you want your votes to be cumulated by specifying the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class B Voting Common Stock you owned on March 24, 2025. All of your votes may be cast for a single nominee or may be distributed among any number of nominees.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the election of all nominees, FOR proposal 2 and FOR proposal 3.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen P. Mullery, Bradford T. Nordholm, and Aparna Ramesh and any of them, as Proxies for the undersigned and to vote all of the shares of Class B Voting Common Stock of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION ("Farmer Mac") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 15, 2025 at the third floor conference center in Farmer Mac's headquarters located at 2100 Pennsylvania Avenue, NW, Washington, DC 20037, and at any adjournment or postponement thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

1.1 14475